EXHIBIT 10.5

TRUST INDENTURE

between

PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY,
as Issuer

and

MANUFACTURERS AND TRADERS TRUST COMPANY,
as Trustee

Dated as of May 1, 2008

$12,000,000
PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY
Exempt Facilities Revenue Refunding Bonds
Series A of 2008
(The York Water Company Project)

TABLE OF CONTENTS

ARTICLE I DEFINITIONS
Section 1.1. Definitions.
Section 1.2. Certain Rules of Interpretation.

ARTICLE II THE 2008A BONDS
Section 2.1. Authorized Amount and Issuance of 2008A Bonds; Disposition of 2008A
Bond Proceeds.
Section 2.2. Terms of the 2008A Bonds.
Section 2.3. [Reserved.]
Section 2.4. [Reserved.]
Section 2.5. Form of 2008A Bonds; Execution; 2008A Bonds Equally and Ratably Secured;
 Limited Obligation of the Issuer.
Section 2.6. Authentication.
Section 2.7. Registration, Transfer and Exchange.
Section 2.8. Mutilated, Destroyed, Lost or Stolen 2008A Bonds.
Section 2.9. Payments of Principal, Redemption Price, Purchase Price and Interest; Persons
Entitled Thereto; Record Dates.
Section 2.10. Temporary 2008A Bonds.
Section 2.11. Cancellation of Surrendered 2008A Bonds.
Section 2.12. Acts of Registered Owners; Evidence of Ownership.
Section 2.13. Book Entry System.
Section 2.14. Payments to Cede & Co.; Payments to Beneficial Owners.

ARTICLE IIA INTEREST RATE ON 2008A BONDS
Section 2A.1.  Daily Rate.
Section 2A.2.  Weekly Rate.
Section 2A.3.  Monthly Rate.
Section 2A.4.  Term Rate.
Section 2A.5.  Conversion at Option of Company.
Section 2A.6.  Initial Interest Rates and Subsequent Conversion.

ARTICLE IIB  TENDER AND PURCHASE OF 2008A BONDS
Section 2B.1.  Optional Tender for Purchase of Weekly Rate and Monthly Rate 2008A
Bonds.
Section 2B.2.  Mandatory Tender for Purchase on Each Conversion Date and at End of Each
Term Rate Period.
Section 2B.3.  Mandatory Tender for Purchase Upon Liquidity Facility Expiration,
Replacement or Termination Due to Non-Reimbursement or Default.
Section 2B.4.  Mandatory Tender and Purchase Upon Provision or Termination of Liquidity
Facility.
Section 2B.5.  Drawings on Liquidity Facility: 2008A Bonds Purchased with Proceeds of
Liquidity Facility.
Section 2B.6.  [Reserved].
Section 2B.7.  No Tenders in Certain Circumstances.
Section 2B.8.  Inadequate Funds for Tenders.

LETTER OF CREDIT AND LETTER OF CREDIT FACILITY
Section 2C.1.  Liquidity Facility.
Section 2C.2.  Drawings on Liquidity Facility.
Section 2C.3.  Reduction.
Section 2C.4.  Expiration.
Section 2C.5.   [Reserved.]
Section 2C.6.   Extension.
Section 2C.7.  Replacement with Alternate Liquidity Facility.
Section 2C.8.  Notices of Extension or Replacement.
Section 2C.9.  Other Credit or Liquidity Enhancement:  No Credit or Liquidity Enhancement.

ARTICLE IID  THE REMARKETING AGENT
Section 2D.1.  Appointment.
Section 2D.2  Duties.
Section 2D.3.  Qualification.
Section 2D.4.  Resignation; Removal.
Section 2D.5.  Notices.
Section 2D.5.  Notices.

ARTICLE III DEBT SERVICE FUND
Section 3.1. Establishment of Funds and Accounts.
Section 3.2. Debt Service Fund.
Section 3.3. [Reserved.]
Section 3.4. [Reserved.]
Section 3.5. Debt Service Fund Moneys to be Held for All Registered Owners, With Certain
Exceptions.
Section 3.6. Additional Accounts and Subaccounts.

ARTICLE IV INVESTMENTS, TAX COVENANTS
Section 4.1. Investment of Funds.
Section 4.2. Arbitrage Bond Covenant.
Section 4.3. Covenants Regarding Tax Exemption.

ARTICLE V REDEMPTION OF 2008A BONDS
Section 5.1. 2008A Bonds Subject to Redemption; Selection of 2008A Bonds for
Redemption.
Section 5.2. Notice of Redemption.
Section 5.3. Effect of Redemption.
Section 5.4. Purchase in Lieu of Redemption.
Section 5.5. Payment of Redemption Price; 2008A Bonds Redeemed in Part.
Section 5.6. Optional Redemption.
Section 5.7. Special Mandatory Redemption.
Section 5.8. [Reserved.]

ARTICLE VI REPRESENTATIONS AND COVENANTS OF THE ISSUER
Section 6.1. General Limitation; Issuer’s Representation.
Section 6.2. Payment of 2008A Bonds and Performance of Covenants.
Section 6.3. Enforcement of the Loan Agreement.
Section 6.4. No Personal Liability.
Section 6.5. Exemption from Federal Income Taxation.
Section 6.6. Corporate Existence; Compliance with Laws.
Section 6.7. Filings.
Section 6.8. Further Assurances.
Section 6.9. Inspection of Books.

ARTICLE VII EVENTS OF DEFAULT AND REMEDIES
Section 7.1. Events of Default Defined.
Section 7.2. Acceleration and Annulment Thereof.
Section 7.3. Legal Proceedings by Trustee.
Section 7.4. Discontinuance of Proceedings by Trustee.
Section 7.5. Registered Owners May Direct Proceedings.
Section 7.6. Limitations on Actions by Registered Owners.
Section 7.7. Trustee May Enforce Rights Without Possession of 2008A Bonds.
Section 7.8. Remedies Not Exclusive.
Section 7.9. Delays and Omissions Not to Impair Rights.
Section 7.10. Application of Moneys in Event of Default.
Section 7.11. Trustee’s Right to Receiver.
Section 7.12. Trustee and Registered Owners Entitled to All Remedies.
Section 7.13. Waiver of Past Defaults.

ARTICLE VIII THE TRUSTEE AND THE PAYING AGENT
Section 8.1. Certain Duties and Responsibilities of Trustee.
Section 8.2. Notice if Event of Default Occurs or Notice if Taxability Occurs.
Section 8.3. Certain Rights of Trustee.
Section 8.4. Trustee Not Responsible for Recitals or Issuance of 2008A Bonds.
Section 8.5. Trustee May Hold 2008A Bonds.
Section 8.6. Money Held in Trust.
Section 8.7. Corporate Trustee Required; Eligibility.
Section 8.8. Resignation and Removal of Trustee; Appointment of Successor.
Section 8.9. Acceptance of Appointment by Successor Trustee.
Section 8.10. Merger, Conversion, Consolidation or Succession to Business.
Section 8.11. Fees, Charges and Expenses of Trustee.
Section 8.12. Appointment, Capacities and Duties of Paying Agent.
Section 8.13. Paying Agent May Act Through Agents; Answerable Only for Willful
Misconduct or Gross Negligence.
Section 8.14. Compensation and Indemnity.
Section 8.15. Reliance.
Section 8.16. Paying Agent May Deal in 2008A Bonds.
Section 8.17. Removal or Resignation of Paying Agent.
Section 8.18. Successor Paying Agents.
Section 8.19. Trustee and Paying Agent Obligations Survive Final Payment or Defeasance.

ARTICLE IX AMENDMENTS AND SUPPLEMENTS
Section 9.1. Amendments and Supplements Without Registered Owners’ Consent.
Section 9.2. Amendments With Company and Registered Owners’ Consent.
Section 9.3. Amendments to Loan Agreement.
Section 9.4. Right to Payment.
Section 9.5. Amendment of Letter of Credit Facility.
Section 9.6. Bank Consent.

ARTICLE X DEFEASANCE
Section 10.1. Defeasance.
Section 10.2. Effect of Defeasance.

ARTICLE XI MISCELLANEOUS PROVISIONS
Section 11.1. Limitations on Recourse; Immunity of Certain Persons.
Section 11.2. Deposit of Funds for Payment of 2008A Bonds.
Section 11.3. No Rights Conferred on Others.
Section 11.4. Illegal, Etc. Provisions Disregarded.
Section 11.5. Substitute Publication of Notice.
Section 11.6. Mailed Notice.
Section 11.7. Governing Law.
Section 11.8. Successors and Assigns.
Section 11.9. Action by Company.
Section 11.10. Headings and Subheadings for Convenience Only.
Section 11.11. Counterparts.
Section 11.12. Additional Notices to Rating Agencies.

Exhibit A                      —           Form of 2008A Bond
Exhibit B                      —           Letter of Representations to DTC
Exhibit C                      —           Form of Notice of Tender

This Trust Indenture, dated as of May 1, 2008 (the "Indenture") between the PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY, (the "Issuer"), a public instrumentality of the Commonwealth of Pennsylvania (the "Commonwealth") and a public body corporate and politic organized and existing under the Pennsylvania Economic Development Financing Law, as amended (as defined herein, the "Act") and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York state chartered bank with trust powers duly organized and existing under the laws of the State of New York with a corporate trust office in Harrisburg, Pennsylvania, as Trustee (the "Trustee"),

W I T N E S S E T H :

WHEREAS, the Issuer is empowered by the provisions of the Act, to enter into agreements providing for the financing of the acquisition, construction and equipping of industrial, commercial and specialized enterprises for the public for purposes of alleviating unemployment, maintaining employment at a high level and encouraging economic development in the Commonwealth and promoting the health, safety and general welfare of the people of the Commonwealth within the meaning of the Act, including solid waste disposal and recycling facilities; and

WHEREAS, the Issuer has previously issued on April 7, 2004 its $7,300,000 aggregate principal amount Exempt Facilities Revenue Bonds (The York Water Company Project) Series A of 2004 (the "2004A Bonds") and on December 9, 2004, the Issuer issued its $12,000,000 aggregate principal amount Exempt Facilities Revenue 2008A Bonds (The York Water Company Project) Series B of 2004 (the "2004B Bonds," and together with the 2004A Bonds, the "2004 Bonds"), the proceeds of which were loaned to The York Water Company (the "Company") for the financing of costs associated with the construction of a water intake pumping station adjacent to the Susquehanna River and a water main pipeline, together with related pumps, fittings, valves and other water infrastructure system improvements, all for the purpose of providing an additional source of surface water supply to meet the needs of the Company’s residential, commercial and industrial customers (the "Project Facilities") and paying some or all of the costs of issuance of the 2004 Bonds; and

WHEREAS, the 2004A Bonds were issued as fixed rate bonds pursuant to a Trust Indenture between the Issuer and the Trustee dated as of April 1, 2004; and

WHEREAS, the 2004B Bonds were issued as variable rate bonds pursuant to a Trust Indenture between the Issuer and the Trustee dated as of December 1, 2004; and

WHEREAS, the 2004B Bonds are insured by a financial guaranty insurance policy issued by XL Capital Assurance, Inc. (the "Insurer"); and

WHEREAS, due to the recent disruption in the municipal bond market, the Issuer, at the request of the Company, has determined to replace the Insurer through the issuance of its refunding 2008A Bonds (the "Project"), and therefore has authorized the issuance of $12,000,000 Exempt Facilities Revenue Refunding Bonds, Series A of 2008 (The York Water Company Project) (the "2008A Bonds"), the proceeds of which will be used, together with certain other available funds, to redeem $12,000,000 principal amount of the 2004B Bonds; and

WHEREAS, the 2008A Bonds will be issued as multi-modal bonds pursuant to this Indenture; and

WHEREAS, the Issuer has entered into a Loan Agreement dated as of May 1, 2008 (including any supplements and amendments thereto, the "Loan Agreement") with the Company providing for the loan by the Issuer to the Company of the proceeds of the 2008A Bonds for such purpose and the repayment of such loan by the Company; and

WHEREAS, the 2008A Bonds and the interest thereon are and shall be payable from funds drawn under an irrevocable, direct-pay letter of credit (the "Initial Letter of Credit") to be issued by PNC Bank, National Association (the "Initial LOC Bank").  Concurrently with the issuance of the 2008A Bonds and the Initial Letter of Credit by the Initial LOC Bank, the Company will enter into a Reimbursement, Credit and Security Agreement, dated as of May 1, 2008 (the "Reimbursement Agreement") with the Initial LOC Bank; and

WHEREAS, all things necessary to make the 2008A Bonds, when issued, executed and delivered by the Issuer and authenticated by the Trustee pursuant to this Indenture, the valid, legal and binding special obligations of the Issuer, and to constitute this Indenture a valid pledge of certain income and hereinafter defined Revenues of the Issuer for the payment of the principal of, premium, if any, and interest on the 2008A Bonds authenticated and delivered under this Indenture, have been performed and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the 2008A Bonds, subject to the terms hereof, have in all respects been duly authorized;

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That the Issuer in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, of the mutual covenants herein contained and of the purchase and acceptance of the 2008A Bonds by the Owners thereof, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to secure the payment of the principal or purchase price of, premium, if any, and interest on the 2008A Bonds according to their tenor and effect, and the performance and observance by the Issuer of all the covenants and conditions herein and therein contained and the rights of the Bank , (a) has executed and delivered this Indenture and (b) has agreed to sell, assign, transfer, set over and pledge, and by these presents does hereby sell, assign, transfer, set over and pledge unto Manufacturers and Traders Trust Company, Harrisburg, Pennsylvania, as Trustee, and the Bank and to their respective successors in trust and its assigns forever, to the extent provided in this Indenture, all of the right, title and interest of the Issuer in and to (i) the Loan Agreement (except for the Unassigned Issuer’s Rights as defined in the Loan Agreement), (ii) all the Revenues of the Issuer, and (iii) all funds (other than the Rebate Fund) and accounts established under this Indenture and all moneys and investments now or hereafter held therein ((i), (ii) and (iii) are collectively, the "Trust Estate"); provided, however, that nothing in the 2008A Bonds or in this Indenture shall be construed as pledging the faith or credit or taxing power of the Commonwealth or any other political subdivision of the Commonwealth, nor shall this Indenture or the 2008A Bonds constitute a general obligation of the Issuer, or a debt of the Commonwealth or any political subdivision thereof;

TO HAVE AND TO HOLD the same unto the Trustee and the Bank and their respective successors in trust forever;

IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the benefit and security first, of those who shall hold or own the 2008A Bonds issued hereunder, or any of them, without preference of any of said 2008A Bonds over any others thereof by reason of priority in the time of the issue or negotiation thereof or by reason of the date or maturity thereof, or for any other reason whatsoever, and second, of a Bank in consideration of the issuance by such Bank of a Letter of Credit, except as otherwise provided herein;

IT IS HEREBY COVENANTED, declared and agreed by and between the parties hereto, that all such 2008A Bonds are to be issued, authenticated as required by this Indenture, and delivered and that all property subject or to become subject hereto, including the Revenues, is to be held and applied upon and subject to the further covenants, conditions, uses and trusts hereinafter set forth; and the Issuer, for itself and its successors, does hereby covenant and agree to and with the Trustee and its successors in trust, for the benefit of those who shall hold all of the 2008A Bonds, or any of them, as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions.

Terms used in this Indenture with the initial letter capitalized shall have the meanings specified in this Section 1.1 or if not defined in this Section 1.1, shall have the meanings specified in the recitals or other provisions of the Indenture as applicable.  All words and terms used in this Indenture and not defined herein shall, if defined in the Loan Agreement, have the meaning set forth therein.  The words "hereof," "herein," "hereto," "hereby," and "hereunder" (except in the Form of 2008A Bond) refer to the entire Indenture.  All words and terms importing the singular number shall, where the context requires, import the plural number and vice versa.

"Act" means the Pennsylvania Economic Development Financing Law (Act of August 23, 1967 P. L. 251, No. 102), as amended, including the amendments made by Act of December 17, 1993, No. 74.  The Act is codified at 73 P.S. § 371 et seq.

"Act of Bankruptcy" means any of the following events:

(i) The Company (or any Person obligated, as guarantor or otherwise, to make payments under the Loan Agreement) shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of the Company (or any such other Person obligated, as a guarantor or otherwise, to make payments under the Loan Agreement) or of all or any substantial part of its property, (b) commence a voluntary case under the United States Bankruptcy Code, as now or hereafter in effect and including any amendments thereto, or (c) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts; or

(ii) A proceeding or case shall be commenced in any court of competent jurisdiction, seeking (a) the liquidation, reorganization, dissolution, winding-up, or composition or adjustment of debts, of the Company (or any Person obligated, as guarantor or otherwise, to make payments under the Loan Agreement), (b) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company (or any Person obligated, as a guarantor or otherwise, to make payments under the Loan Agreement) or of all or any substantial part of its property, or (c) similar relief in respect of the Company (or any such other Person obligated, as a guarantor or otherwise, to make payments under the Loan Agreement) under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts.

"Administrative Expenses" means fees and expenses of the Trustee, the Paying Agent, the Remarketing Agent and the Issuer including, without limitation, the reasonable fees and expenses of their counsel and other professional advisors.

"Affiliate" means any person or company directly or indirectly controlling, controlled by or under common control with the Company.

"Alternate Credit Facility" means an irrevocable letter of credit, surety bond or other liquidity device authorizing drawings thereon by the Trustee which shall have the same material terms as the Initial Letter of Credit.

"Authorized Representative" means (i) in the case of the Issuer, each person at the time designated to act on behalf of the Issuer by the most recent written certificate furnished to the Company and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by its Secretary or Assistant Secretary; and (ii) with respect to each person at the time designated to act on behalf of any other Person (e.g., the Company or the Trustee), by written certificate furnished to the Trustee containing the specimen signature of such other person and signed on behalf of such person, in case of a partnership by each of its general partners (or any other person authorized to sign on behalf of such Partnership) and in the case of a corporation by a person authorized by such corporation to deliver such certificates.

"Authorized Denominations" means, while the 2008A Bonds are in a Daily Mode, a Weekly Mode, or a Monthly Mode, $100,000 and integral multiples of $5,000 in excess thereof, and while the 2008A Bonds are in a Term Mode, $5,000 or integral multiples thereof.

"Available Moneys" means proceeds of a drawing under the Letter of Credit and proceeds of any remarketing of 2008A Bonds delivered by the Remarketing Agent to the Paying Agent hereunder (other than proceeds received from the Issuer, the Company or an Affiliate of either or an affiliate of the Issuer).  "Available Moneys" also means moneys paid to the Trustee by the Company with respect to which the Trustee and the Rating Service has received an opinion acceptable to it of nationally recognized counsel experienced in bankruptcy matters, to the effect that use of such moneys to pay the principal or purchase price of, premium on or interest on the 2008A Bonds will not constitute an avoidable transfer under Section 547 of the United States Bankruptcy Code (Title 11 of the United States Code) in the event of a bankruptcy case by the Issuer or by or against the Company or any Affiliate, as debtor.

"Bank" means the Initial LOC Bank and any other institution providing an Alternate Credit Facility.

"Beneficial Owners" means the owners of beneficial interests in the 2008A Bonds while 2008A Bonds are held by a Securities Depository.

"Bond Counsel" means any firm of nationally recognized Bond Counsel selected by the Issuer and not unsatisfactory to the Trustee or the Company.

"Bond Documents" means the Financing Documents and all other agreements, certificates, documents and instruments delivered in connection with any of the Financing Documents.

"Bond Obligations" means the Debt Service due and payable and to become due and payable, and any other amounts which may be owed by the Company to, or on behalf of, the Issuer or the Trustee under the Bond Documents.

"Bond Resolution" means the resolution of the governing body of the Issuer adopted on April 29, 2008, authorizing the issuance of the 2008A Bonds.

"Business Day" means any day which is not (a) a Saturday, a Sunday or, in the State of New York, the Commonwealth of Pennsylvania (or any other jurisdiction in which the Letter of Credit is being administered) or the city in which the corporate trust operations office of the Trustee or any duly appointed Paying Agent, the Remarketing Agent, the Bank or the office of the Trustee at which this Indenture is being administered is located, a legal holiday on which banks are authorized or required by law or other governmental action to be closed, or (b) a day on which the New York Stock Exchange is closed.

"Code" means the Internal Revenue Code of 1986, as amended.

"Company Debt Service Account" means that special account of that name established pursuant to Section 3.1 hereof which shall also be an Eligible Account.

"Conversion Date" means any Interest Payment Date on which the Rate Mode of the 2008A Bonds is converted to another Rate Mode (including a conversion from one Term Mode to another Term Mode) pursuant to Section 2A.5.

"Daily Mode" means, with respect to the 2008A Bonds, the mode of bearing interest thereon at a Daily Rate.

"Daily Rate" means the rate of interest borne by the 2008A Bonds determined and adjusted daily for each Daily Rate Period pursuant to Section 2A.1.

"Daily Rate Calculation Date" means each Business Day in each calendar week.

"Daily Rate Period" means, while the 2008A Bonds bear interest at a Daily Rate, the period commencing on a Business Day and extending to, but not including, the next succeeding Business Day.

"Dated Date" means the date of delivery of the 2008A Bonds.

"Debt Service" means the principal of, premium, if any, and interest on the 2008A Bonds.

"Debt Service Fund" means the special fund of that name created pursuant to Section 3.1 hereof which shall also be an Eligible Account.

"Department" means the Department of Community and Economic Development of the Commonwealth.

"Determination of Taxability" means a Final Determination by the Internal Revenue Service or by a court of competent jurisdiction in the United States that, as a result of failure by the Company to observe or perform any covenant, condition or agreement on its part to be observed or performed under the Loan Agreement or as a result of the inaccuracy of any representation or agreement made by the Company under the Loan Agreement, the interest payable on any 2008A Bond is includable in the gross income of the Registered Owner or Beneficial Owner of such 2008A Bond (other than a Registered Owner or Beneficial Owner who is a "substantial user" of the Project Facilities or a "related person" within the meaning of Section 147(a) of the Code).

"Disqualified Contractor" means a Person which has been suspended or debarred by the Commonwealth under its Contractor Responsibility Program, Management Directive 215.9, as amended or replaced by a successive directive rule, regulation or statute from time to time or has been convicted by a court of competent jurisdiction of a crime for which a term of imprisonment of one year or more could have been imposed, and any Person controlled by a Person which has been so suspended, debarred or convicted.

"DTC" means The Depository Trust Company, acting as Securities Depository, as set forth in Section 2.13 hereof.

"DTC Participant" shall have the meaning assigned from time to time by DTC when used by DTC in reference to a "DTC Participant."

"Eligible Account" means an account that is either (a) maintained with a federal or state-chartered depository institution or trust company that has a Standard & Poor’s short-term debt rating of at least ‘A-2’ (or, if no short-term debt rating, a long-term debt rating of ‘BBB+’); or (b) maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit, which, in either case, has corporate trust powers and is acting in its fiduciary capacity.  In the event that a fund required hereby to be an "Eligible Account" no longer is such, the Trustee shall promptly (and in any case, within not more than 30 calendar days) move such account to another financial institution such that the Eligible Account requirement will again be satisfied.

"Event of Default" means any of the events described in Section 7.1 hereof.

"Expiration Date" means the stated expiration date of a Letter of Credit Facility, as such date may be extended from time to time by the Bank.

"Favorable Opinion of Bond Counsel" means an opinion of Bond Counsel addressed to the Issuer and the Trustee to the effect that the action proposed to be taken is authorized or permitted by the laws of the Commonwealth and this Indenture and will not, in and of itself, adversely affect any exclusion of interest on the 2008A Bonds from gross income of the owners thereof for federal income tax purposes.

"Final Determination" means, with respect to a private letter ruling or a technical advice memorandum of the Internal Revenue Service, written notice thereof in a proceeding in which the Company had an opportunity to participate and, otherwise, means written notice of a determination from which no further right of appeal exists or from which no appeal is timely filed with the next level of administrative or judicial review in a proceeding to which the Company was a party or in which the Company had the opportunity to participate.

"Financing Documents" means this Indenture, the Loan Agreement, the Tax Documents, the Letter of Credit and the 2008A Bonds.

"Government Obligations" means any one or more of the following:

(i) Securities that are direct obligations of the United States of America or securities the timely payment of whose principal and interest is unconditionally guaranteed by the full faith and credit of the United States of America, trust receipts or other evidence of a direct claim upon the instruments described above, including but not limited to CATS (Certificates of Accrual on Treasury Securities), TIGRS (Treasury Investment Growth Receipts) and Government Trust Certificates; or

(ii) To the extent permitted by law for the particular investment contemplated, pre-refunded municipal obligations meeting the conditions set forth in (a) through (e) below:

(a) the municipal obligations are (i) not subject to redemption prior to maturity or (ii) the trustee for such municipal obligations has been given irrevocable instructions concerning their calling and redemption and the issuer of such municipal obligations has covenanted not to redeem such bonds other than as set forth in such instructions; and

(b) the municipal obligations are secured by cash or non-callable United States Government Obligations that may be applied only to interest, principal and premium payments of such municipal obligations; and

(c) the principal of and interest on such United States Government Obligations (plus any cash in an escrow fund) are sufficient to meet all of the liabilities of the municipal obligations; and

(d) the cash and/or United States Government Obligations serving as security for the municipal obligations are held by an escrow agent or trustee; and

(e) the United States Government Obligations are not available to satisfy any other claims, including those against the trustee or escrow agent.

"Indenture" means this Trust Indenture dated as of May 1, 2008, as hereafter amended and supplemented by any Supplemental Indenture.

"Installment Loan Payments" shall have the meaning ascribed thereto in the Loan Agreement.

"Interest Payment Date" means (i) with respect to 2008A Bonds bearing interest at the Daily Rate, Weekly Rate or Monthly Rate, the first Business Day of each calendar month, and (ii) with respect to 2008A Bonds bearing interest at the Term Rate, each Semiannual Date for the 2008A Bonds.

"Investment Securities" means and includes any of the following securities on which neither the Company nor any of its subsidiaries is the obligor:  (a) Government Obligations or obligations of any United States Government Related Entity or obligations guaranteed or insured as to principal and interest by the United States of America or any United States Government Related Entity; "United States Government-Related Entity" shall mean the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, General Services Administration, Government National Mortgage Association, Federal National Mortgage Association, each Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, each Federal Land Bank, each Federal Intermediate Credit Bank, Banks for Cooperatives and the Farm Credit System and The Student Loan Marketing Association; (b) obligations of a state, a territory, or a possession of the United States, or any political subdivision of any of the foregoing or of the District of Columbia as described in Section 103 of the Code, and rated not less than "A2" by Moody’s or "A" by another Nationally Recognized Statistical Rating Organization ("NRSRO"); split rated investments where one of the ratings falls below the minimum rating set forth above are not permitted; (c) domestic and eurodollar time deposits, overnight deposits, certificates of deposit and banker’s acceptances (i) maintained at or issued by any office or branch of any bank or trust company organized or licensed under the laws of the United States of America or any state thereof which bank or trust company has capital, surplus and undivided profits of at least $500,000,000, or (ii) maintained at or issued by any bank organized under the laws of a jurisdiction outside of the United States of America provided that the long term securities of such bank or trust company are rated A or higher (A2 in the case of Moody’s) by at least one NRSRO, in each case maturing not more than 360 days from the date of acquisition thereof; split rated investments where one of the ratings falls below the minimum rating set forth above are not permitted; (d) commercial paper and other instruments that are rated, or that are issued or guaranteed by an issuer that is rated, in the highest, short term category by at least two NRSROs (A-1 shall be deemed to be the highest short term rating for Standard and Poor’s) and maturing not more than 270 days from the date of acquisition thereof; (e) corporate notes and 2008A Bonds rated "A" or higher (A2 in the case of Moody’s) by two or more NRSROs maturing not more than 364 days from the date of acquisition thereof; split ratings where one of the ratings falls below the minimum rating set forth above are not permitted; (f) repurchase and reverse repurchase agreements with any bank (or a broker-dealer subsidiary of affiliate of such bank), provided such bank has combined capital, surplus and undivided profits of at least $500,000,000, or any primary dealer of United States government securities provided that the collateral is limited to the investments described in (a) above; (g) shares of any money market mutual fund registered with the Securities and Exchange Commission as an investment company under the Investment Advisors Act of 1940, as amended, including any such fund which is managed by the Trustee or one of its affiliates or subsidiaries, including, without limitation, any mutual fund for which the Trustee or an affiliate of the Trustee serves as investment manager, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (i) the Trustee or an affiliate of the Trustee receives fees from such funds for services rendered, (ii) the Trustee charges and collects fees for services rendered pursuant to this Indenture, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Indenture may at times duplicate those provided to such funds by the Trustee or its affiliates; and (h) as otherwise permitted by Commonwealth law for such funds.

"Issue Date" means the date on which 2008A Bonds are first authenticated and delivered to the initial purchasers against payment therefor.

"Letter of Credit" means the Initial Letter of Credit issued by the Initial LOC Bank to the Trustee on the Issue Date and any Alternate Credit Facility delivered pursuant to Section 2C.7 hereof.

"Letter of Credit Facility" means a letter of credit which provides coverage for payment of the purchase price of the 2008A Bonds tendered but not remarketed, a surety bond, a standby bond purchase agreement or other liquidity facility issued in accordance with Section 2C.1(b) and Section 2C.7, including any Alternate Credit Facility.  Initially the "Letter of Credit Facility" means the Initial Letter of Credit issued by the Initial LOC Bank.

"Letter of Credit Debt Service Account" means the special trust account of that name established pursuant to Section 3.1 hereof which shall also be an Eligible Account.

"Letter of Credit Purchase Account" means the special trust account so designated established by the Paying Agent pursuant to Section 2B.1(g) which shall also be an Eligible Account and which shall be for the benefit of the Bondholders.

 "Loan Agreement" means the Loan Agreement dated as of May 1, 2008 between the Issuer and the Company, as hereafter amended and supplemented by any Supplemental Loan Agreement.

"Maturity Date" means October 1, 2029.

"Monthly Mode" means, with respect to the 2008A Bonds, the mode of bearing interest thereon at a Monthly Rate.

"Monthly Rate" means the rate of interest borne by the 2008A Bonds determined and adjusted monthly for each Monthly Rate Period pursuant to Section 2A.3 hereof.

"Monthly Rate Calculation Date" means the last Business Day of each calendar month.

"Monthly Rate Period" means, while the 2008A Bonds bear interest at a Monthly Rate, the period which begins on the first Business Day of each calendar month and ends and includes the date preceding the first Business Day of the next succeeding calendar month, except that (i) if the 2008A Bonds are initially issued in the Monthly Mode, the first Monthly Rate Period shall commence on the Issue Date and end on and include the last day preceding the first Business Day of the next succeeding calendar month, (ii) the first Monthly Rate Period following a conversion from a Daily Mode, Weekly Mode or Term Mode to the Monthly Mode shall commence on the Conversion Date of such conversion and end on and include the last day preceding the first Business Day of the next succeeding calendar month; and (iii) in the case of conversion from the Monthly Mode to a Daily Mode, Weekly Mode or Term Mode, the last Monthly Rate Period prior to such conversion shall end on and include the last day immediately preceding the Conversion Date of such conversion.

"Moody’s" means Moody’s Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody’s" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company by written notice to the Trustee, the Remarketing Agent, the Bank, and the Issuer.

"Nominal Term Rate Period" means, with respect to a Term Mode, a period of two or more Semiannual Periods.

"Office" of an entity means its office at the address set forth in Section 11.5, or any other office designated in writing by such entity to the Issuer, the Trustee, the Paying Agent, the Remarketing Agent, the Company and the Bank as the Office of such entity for purposes of this Indenture; provided that, for the purposes of the definition of "Business Day" herein, the Office of the Trustee shall be its designated corporate trust office in Harrisburg, Pennsylvania as set forth in Section 11.5, the "Payment Office" and the "Delivery Office" of the Paying Agent shall be as set forth in Section 11.5 and the Office of the Bank shall be its office at which drawing documents are required to be presented under the Letter of Credit Facility (if any).

"Outstanding" when used with reference to 2008A Bonds means all 2008A Bonds authenticated and delivered under this Indenture as of the time in question, except:

(a) All 2008A Bonds theretofore canceled or required to be canceled under Section 2.11 hereof;

(b) On or after any Purchase Date for 2008A Bonds to be purchased pursuant to Article IIB, all Undelivered 2008A Bonds which are purchased on such date, provided that funds sufficient for such purchase are on deposit with the Paying Agent;

(c) 2008A Bonds for the payment or redemption of which provision has been made in accordance with Article X hereof; provided that, if such 2008A Bonds are being redeemed, the required notice of redemption shall have been given or provision satisfactory to the Trustee shall have been made therefor; and

(d) 2008A Bonds in substitution for which other 2008A Bonds have been authenticated and delivered pursuant to Article II hereof.

In determining whether the Registered Owners of a requisite aggregate principal amount of Outstanding 2008A Bonds have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Pledged Bonds and any 2008A Bonds which are owned of record by any Affiliate shall be disregarded and deemed not to be Outstanding hereunder for the purpose of any such determination (except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only 2008A Bonds which the Trustee knows to be so owned or held shall be disregarded) unless all 2008A Bonds are Pledged Bonds or 2008A Bonds owned by any Affiliate, in which case such 2008A Bonds shall be considered outstanding for the purpose of such determination.

"Paying Agent" means the Trustee which shall not be a Disqualified Contractor.

"Person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization, a governmental body or a political subdivision, a municipal corporation, public corporation or any other group or organization of individuals.

"Pledged Bonds" means 2008A Bonds pledged and assigned to the Bank in accordance with the Reimbursement Agreement.

"Preference Opinion" shall mean an opinion of nationally recognized counsel experienced in bankruptcy matters to the effect that the payment of principal, interest and premium (if any) on the 2008A Bonds made solely with drawings under the Letter of Credit and the payment of the purchase price of any 2008A Bonds made solely from the proceeds of the remarketing of the 2008A Bonds or drawings under the Letter of Credit will not be considered an avoidable "preferential transfer" by the Company or the Issuer under the United States Bankruptcy Code in the event of the commencement of a bankruptcy case under the United States Bankruptcy Code by the Issuer or by or against the Company or any Affiliate of the Company, as debtor.

"Prevailing Market Conditions" means, to the extent relevant (in the professional judgment of the Remarketing Agent) at the time of the establishment of an interest rate for the 2008A Bonds in accordance with this Indenture, (a) any past sales of, or efforts to sell, the 2008A Bonds at a purchase price equal to the principal amount thereof, plus accrued interest thereon (if any); (b) interest rates for comparable securities (i) with interest rate periods and demand purchase options substantially the same as the 2008A Bonds and bearing interest at a variable rate intended to maintain their secondary market price at the principal amount thereof, plus accrued interest thereon (if any), and (ii) rated by a national credit Rating Service in the same category as the 2008A Bonds if rated at the time; (c) other financial market rates and indices that may have a bearing on the rate of interest (which may include either tax-exempt or taxable rates or indices and may include, without limitation, rates and rate periods borne by comparable securities, commercial paper and United States Treasury obligations, commercial bank prime rates, federal funds rates, the London Interbank Offered Rate, the J. J. Kenny Index and the SIFMA Municipal Swap Index); (d) general financial market conditions (including current forward supply) that may have a bearing on the rate of interest; (e) the financial condition, results of operations and credit standing of the Bank and/or the Company to the extent such standing has a bearing on the rate of interest of the 2008A Bonds; and (f) any other relevant factor effecting the marketability of the 2008A Bonds.

"Purchase Date" means (a) with respect to any optional tender for purchase pursuant to Section 2B.1 of 2008A Bonds in the Daily Mode or Weekly Mode, any Business Day designated as the date of such purchase pursuant to such Section; (b) with respect to any optional tender for purchase pursuant to Section 2B.1 of 2008A Bonds in the Monthly Mode, the first Business Day of the month designated as the date of such purchase pursuant to such Section; (c) with respect to any mandatory tender for purchase pursuant to Section 2B.2, (1) in the case of 2008A Bonds which are to be purchased upon conversion from one Rate Mode to another Rate Mode pursuant to Section 2A.5 or in connection with a proposed conversion which has been rescinded by the Company, the Conversion Date or proposed Conversion Date or, if such Conversion Date or proposed Conversion Date is not a Business Day, the first Business Day succeeding such Conversion Date or proposed Conversion Date, and (2) in the case of 2008A Bonds which are to be purchased upon expiration of a Term Rate Period, the first Business Day immediately following the end of such Term Rate Period; (d) with respect to any mandatory tender for purchase pursuant to Section 2B.3, (1) in the case of 2008A Bonds which are to be purchased in anticipation of the expiration or replacement of a Letter of Credit Facility, the mandatory tender date as defined in Section 2B.3(a), and (2) in the case of 2008A Bonds which are to be purchased in connection with the termination of the Letter of Credit Facility due to default, the date specified by the Bank in its notice of termination; and (e) with respect to any mandatory tender for purchase pursuant to Section 2B.4 in the case of 2008A Bonds which are to be purchased in anticipation of the provision or termination of a Letter of Credit Facility by the Company, the mandatory tender date as set forth in Section 2B.4(a).

"Rate Mode" means the Daily Mode, the Weekly Mode, the Monthly Mode or a Term Mode.

"Rating Agency" or "Rating Service" means S&P, if the 2008A Bonds are rated by such at the time, and its successors and assigns, or if S&P shall be dissolved or no longer assigning credit ratings to debt such as the 2008A Bonds, then any other nationally-recognized entity assigning credit ratings to debt such as the 2008A Bonds designated by the Company and not unsatisfactory to the Issuer and the Trustee.

"Rebate Fund" means the separate fund, if any, created pursuant to the Tax Documents at the request of the Company and held by the Trustee but not as part of the Trust Estate under this Indenture.

"Register" means the registration books of the Issuer described in Section 2.7(a) hereof.

"Registered Owner" or "Bondholder" or "Owner" means the Person in whose name any 2008A Bond is registered pursuant to Section 2.7(a) hereof.

"Record Date" means, as the case may be, the applicable Regular or Special Record Date.

"Regular Record Date" means, while the 2008A Bonds are in the Daily Mode, Weekly Mode or Monthly Mode, the close of business on the last Business Day preceding an Interest Payment Date, and while the 2008A Bonds are in a Term Mode, the close of business on the fifteenth (15th) day of the calendar month immediately preceding the calendar month in which an Interest Payment Date occurs.

"Regulations" means the applicable proposed, temporary or final Income Tax Regulations promulgated under the Code, as such regulations may be amended or supplemented from time to time.

"Remarketing Agent" means PNC Capital Markets, Inc., Philadelphia, Pennsylvania, and its successor for the time being in such capacity as provided in Article IID.

"Remarketing Agreement" means the Remarketing Agreement dated as of May 1, 2008 between the Company and the Remarketing Agent or any subsequent remarketing agreement executed by the Company and any subsequent Remarketing Agent appointed pursuant hereto.

"Remarketing Proceeds Purchase Account" means the special trust account so designated established by the Paying Agent pursuant to Section 2B.1(f) which shall also be an Eligible Account and which shall be for the benefit of the Bondholders.

"Revenues of the Issuer" or "Revenues"  means and includes all payments by or on behalf of the Company, including specifically the Installment Loan Payments, under the Loan Agreement to be paid into the Debt Service Fund, any moneys paid to the Paying Agent under the terms of the Letter of Credit Facility or the Remarketing Agreement and all receipts of the Trustee credited against such payments, but not including payments with respect to the indemnification or reimbursement of certain expenses of the Trustee, Paying Agent, Remarketing Agent, Issuer and Local IDA under Sections 6.5, 6.6, 7.1 and 8.3, as the case may be, of the Loan Agreement or under any other guaranty or indemnification agreement.

"S&P" means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, by notice to the Trustee, the Remarketing Agent, the Bank, and the Issuer.

"Securities Depository" means any "clearing agency" registered under Section 17A of the Securities Exchange Act of 1934, as amended.

"Semiannual Date" means each April 1 and October 1.

"Semiannual Period" means a six month period commencing on a Semiannual Date and ending on and concluding the day (whether or not a Business Day) immediately preceding the next Semiannual Date.

"SIFMA Municipal Swap Index" means the Securities Industry and Financial Markets Association Municipal Swap Index as of the most recent date for which such index was published or such other weekly, high-grade index comprised of seven-day, tax-exempt multimodal notes produced by Municipal Market Data, Inc., or its successor, as otherwise designated by SIFMA; provided, however, that if such index is no longer produced by Municipal Market Data, Inc., or its successor, then "SIFMA Municipal Swap Index" shall mean such other reasonably comparable index selected by the Company.

"Special Mandatory Redemption" means any redemption of 2008A Bonds made pursuant to Section 5.7 hereof.

"Special Record Date" means the Special Record Date established by the Trustee pursuant to Section 2.9(c) hereof with respect to payment of overdue interest.

"Supplemental Indenture" means any supplement to this Indenture delivered pursuant to Article IX hereof.

"Supplemental Loan Agreement" means any supplement to the Loan Agreement entered into pursuant to Section 9.3 hereof.

"Tax Documents" means the Tax Certificate as to Arbitrage and Instructions as to Compliance with Provisions of Section 103(a) of the Internal Revenue Code of 1986, as amended, of the Company and the Issuer, dated as of the issuance date of the 2008A Bonds, and such other documents as Bond Counsel may require to be executed and delivered in connection with the issuance of the 2008A Bonds relating to their tax status under the Code.

"Term Mode" means, with respect to the 2008A Bonds, the mode of bearing interest thereon at Term Rates based on a constant Nominal Term Rate Period.

"Term Rate" means the rate of interest borne by the 2008A Bonds for a Term Rate Period determined pursuant to Section 2A.4.

"Term Rate Calculation Date" means a Business Day not more than 15 days and not less than one day prior to the first day of the corresponding Term Rate Period.

"Term Rate Period" means a period of two or more Semiannual Periods equal to the applicable Nominal Term Rate Period determined pursuant to Section 2A.4 commencing on the Semiannual Date immediately following the last day of the immediately preceding Term Rate Period and running through and ending on the day immediately preceding the Semiannual Date which follows such commencement date by a period equal to such Nominal Term Rate Period; except that the first Term Rate Period after conversion from a Daily Mode, Weekly Mode or Monthly Mode to a Term Mode shall commence on the Conversion Date of such conversion and end on the day immediately preceding the Semiannual Date which follows the Semiannual Date occurring on or immediately preceding the Conversion Date of such conversion by a period equal to the applicable Nominal Term Rate Period.

"Term Rate Period End Interest Payment Date" means the Semiannual Date immediately following the last day of a Term Rate Period.

"Trust Estate" means the trust estate as defined in the granting clauses in this Indenture.

"Undelivered 2008A Bonds" means any 2008A Bonds (or portions of 2008A Bonds) subject to purchase pursuant to Section 2B.1, 2B.2, 2B.3 or 2B.4 which the Owner has failed to deliver as described in Section 2B.1(k), 2B.2(j), 2B.3(k) or 2B.4(j).

"Underwriting Agreement" means the Purchase Contract dated May __, 2008 among the Issuer, the Company and PNC Capital Markets, Inc., as underwriter, providing for the purchase and sale of the 2008A Bonds.

"United States Government Obligations" means direct obligations of, or obligations the full and timely payment of which are unconditionally guaranteed by, the United States of America.

"Weekly Mode" means, with respect to the 2008A Bonds, the mode of bearing interest thereon at a Weekly Rate.

"Weekly Rate" means the rate of interest borne by the 2008A Bonds determined and adjusted weekly for each Weekly Rate Period pursuant to Section 2A.2.

"Weekly Rate Calculation Date" means Wednesday in each calendar week or, if any Wednesday is not a Business Day, the first Business Day preceding such Wednesday or the first Business Day following such Wednesday (as determined by the Remarketing Agent).

"Weekly Rate Period" means, while the 2008A Bonds bear interest at a Weekly Rate, the weekly period which begins on Thursday of each calendar week and ends at the close of business on Wednesday of the immediately following calendar week; except that (i) the initial Weekly Rate Period for the 2008A Bonds shall commence on the Issue Date and end on and include the first Wednesday occurring after the Issue Date, (ii) the first Weekly Rate Period following a conversion from a Daily Mode, Term Mode or Monthly Mode to the Weekly Mode shall commence on the Conversion Date of such conversion and end on and include the first Wednesday occurring after such date, and (iii) in the case of conversion from the Weekly Mode to a Daily Mode, Term Mode or Monthly Mode, the last Weekly Rate Period prior to such conversion shall end on and include the last day immediately preceding the Conversion Date of such conversion.

"2008A Bonds" means the Issuer’s $12,000,000 aggregate principal amount of Exempt Facilities Revenue Refunding Bonds, Series A of 2008 (The York Water Company Project), authorized hereunder.

Section 1.2. Certain Rules of Interpretation.

(a) The definitions set forth in Article I and in the Loan Agreement shall be equally applicable to both the singular and plural forms of the terms therein defined and shall cover all genders.

(b) "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Indenture and not solely to the particular Article, Section or Subdivision hereof in which such word is used.

(c) Reference herein to an article number (e.g., Article IV) or a section number (e.g., Section 6.2) shall be construed to be a reference to the designated article number or section number hereof unless the context or use clearly indicates another or different meaning or intent.

(d) Words of the masculine gender shall mean and include correlative words of the feminine and neuter genders and words importing the singular number shall mean and include the plural number and vice versa.

(e) Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

(f) Any headings preceding the text of the several Articles and Sections of this Indenture, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Indenture, nor shall they affect its meaning, construction or effect.

(g) References to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; and references to agreements and other contractual instruments shall be deemed to include any exhibits and appendices attached thereto and all amendments, supplements and other modifications to such instruments, but only to the extent such amendments, supplements and other modifications are not prohibited by the terms of this Indenture.

(h) Whenever in this Indenture, the Issuer, the Company, the Remarking Agent,  the Paying Agent or the Trustee is named or referred to, it shall include, and shall be deemed to include, its respective successors and assigns whether so expressed or not.  All of the covenants, stipulations, obligations and agreements by or on behalf of, and other provisions for the benefit of, the Issuer, the Company, the Remarketing Agent, the Paying Agent and the Trustee contained in this Indenture shall inure to the benefit of such respective successors and assigns, bind and shall, inure to the benefit of any officer, board, commission, authority, agency or instrumentality to whom or to which there shall be transferred by or in accordance with law any right, power or duty of the Issuer or of its successors or assigns, the possession of which is necessary or appropriate in order to comply with any such covenants, stipulations, obligations, agreements or other provisions of this Indenture.

(i) Every "request," "order," "demand," "application," "appointment," "notice," "statement," "certificate," "consent," "direction" or similar action hereunder by persons referred to herein shall, unless the form thereof is specifically provided, be in writing and signed by an Authorized Representative of the person giving it.

(j) References to any time of the day in this Indenture shall refer to eastern standard time or eastern daylight saving time, as in effect in the City of New York, New York on such day, unless otherwise noted.

ARTICLE II

THE 2008A BONDS

Section 2.1. Authorized Amount and Issuance of 2008A Bonds; Disposition of 2008A Bond Proceeds.

Upon the execution and delivery of this Indenture, the Issuer shall execute the 2008A Bonds and deliver them to the Trustee for authentication.  At the written direction of the Issuer, the Trustee shall authenticate the 2008A Bonds, and deliver them to the purchasers thereof upon receipt by the Trustee of the amount due the Issuer for the initial delivery of the 2008A Bonds pursuant to the terms of the Underwriting Agreement by wire transfer of immediately available funds.  The proceeds of the 2008A Bonds shall be deposited by the Trustee in a settlement account and disbursed or transferred in amounts set forth in a Closing Statement executed by the Issuer and the Company.  The proceeds of the 2008A Bonds, together with an equity contribution from the Issuer, shall be used to redeem the 2004B 2008A Bonds and to pay Costs of Issuance of the 2008A Bonds.  The total principal amount of the 2008A Bonds that may be issued hereunder is hereby expressly limited to $12,000,000, except as provided in Section 2.8 hereof.  No additional 2008A Bonds may be issued under this Indenture.

Section 2.2. Terms of the 2008A Bonds.

The 2008A Bonds shall be designated "Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Refunding 2008A Bonds, Series A of 2008 (The York Water Company Project)" and shall be issuable only as fully registered 2008A Bonds without coupons in Authorized Denominations.  Unless the Issuer shall otherwise direct, the 2008A Bonds shall be numbered separately from 1 upward.  The 2008A Bonds shall be dated their date of delivery and shall mature, subject to prior redemption upon the terms and conditions hereinafter set forth, on October 1, 2029.  Interest on the 2008A Bonds shall be determined as provided in Article IIA.  Interest on 2008A Bonds bearing interest at a Daily Rate, Weekly Rate or Monthly Rate shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed.  Interest on 2008A Bonds bearing interest at a Term Rate shall be computed on the basis of a 360-day year of twelve 30-day months.  Notwithstanding any contrary provisions hereof, during any period in which a 2008A Bond is a Bank Bond, such 2008A Bonds shall bear interest at the Bank Rate, which shall be computed on the basis of a 360-day year consisting of twelve 30-day months (unless otherwise agreed to by the Company and the Bank).  Each 2008A Bond shall bear interest (i) from the date of authentication, if authenticated on an Interest Payment Date to which interest has been paid or duly provided for, or (ii) from the last preceding Interest Payment Date to which interest has been paid or duly provided for (or the Dated Date if no interest thereon has been paid) in all other cases.  Each 2008A Bond shall bear interest on overdue principal and premium, if any, and, to the extent permitted by law, on overdue interest at the rate of interest borne by the 2008A Bonds.

The 2008A Bonds are subject to optional redemption, mandatory redemption and special mandatory redemption prior to maturity, and optional and mandatory tender for purchase as set forth in Article IV and Article V, respectively, hereof.

Section 2.3. [Reserved.]

Section 2.4. [Reserved.]

Section 2.5. Form of 2008A Bonds; Execution; 2008A Bonds Equally and Ratably Secured; Limited Obligation of the Issuer.

(a) The 2008A Bonds shall be substantially in the form of Exhibit A attached to this Indenture and made a part hereof, with appropriate insertions, deletions and modifications to reflect terms of the 2008A Bonds.  2008A Bonds authenticated and delivered while such 2008A Bonds are in the Daily Mode, Weekly Mode, Monthly Mode or Term Mode, as the case may be, shall set forth on the face side thereof, in the place provided for designating the interest rate, the word "Daily Rate", "Weekly Rate", "Monthly Rate" or "____% Term Rate for Term Rate Period ending ________, ___", respectively.

(b) The 2008A Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of its Chairman, Executive Director, or the Deputy Secretary for Business Assistance, Pennsylvania Department of Community and Economic Development (the "Deputy Secretary") and attested by the manual or facsimile signature of its Assistant Secretary, and shall have impressed or imprinted thereon the official seal of the Issuer or a facsimile thereof.  All authorized facsimile signatures shall have the same force and effect as if manually signed.  In case any official whose signature or a facsimile of whose signature shall appear on the 2008A Bonds shall cease to be such official before the delivery of such 2008A Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such official had remained in office until delivery.

(c) The 2008A Bonds shall be equally and ratably secured under the Indenture, except as otherwise expressly provided herein.  The 2008A Bonds, together with premium, if any, and interest thereon, shall be special, limited obligations of the Issuer secured by the Trust Estate and payable solely from the Revenues (except to the extent paid out of moneys attributable to the 2008A Bond proceeds or the income from the temporary investment thereof) and shall be a valid claim of the respective owners thereof only against the funds (except the Rebate Fund) and accounts established hereunder and other moneys held by the Trustee or Paying Agent and the Revenues, which Revenues shall be used for no other purpose than to pay the principal and purchase price of, and premium, if any, and interest on, the 2008A Bonds, except as may be otherwise expressly authorized in this Indenture.  The 2008A Bonds are limited obligations of the Issuer and are payable solely from amounts drawn under the Letter of Credit.  Neither the Commonwealth of Pennsylvania nor any political subdivision thereof is or shall be obligated to pay the principal or purchase price of or premium, if any, or interest on the 2008A Bonds, and the 2008A Bonds shall not be deemed an obligation of the Commonwealth of Pennsylvania or any political subdivision thereof.  Neither the faith and credit nor the taxing power of the Commonwealth of Pennsylvania or any political subdivision thereof is pledged to the payment of the principal or purchase price of or premium, if any, or the interest on the 2008A Bonds.  The Issuer has no taxing power.  All covenants, promises, agreements, duties and obligations of the Issuer set forth in the Financing Documents shall be solely the covenants, promises, agreements, duties and obligations of the Issuer and shall not be deemed to be, or be, the covenants, promises, agreements, duties or obligations of any member, officer, employee or agent of the Issuer or the Commonwealth in his or her individual capacity, and no recourse shall be had for the payment of the principal of, or interest on the 2008A Bonds or any other amount payable hereunder or in connection herewith, or for any claim based hereon or on the 2008A Bonds or the Loan Agreement, against any such member, officer, employee or agent in his or her individual capacity.

Section 2.6. Authentication.

No 2008A Bonds shall be valid for any purpose hereunder until the certificate of authentication printed thereon is duly executed by the manual signature of an authorized signatory of the Trustee, acting as authenticating agent.  Such authentication or registration shall be proof that the Registered Owner is entitled to the benefit of the trusts hereby created.  The certificate of the Trustee may be executed by any person authorized by the Trustee, and it shall not be necessary that the same authorized person sign the certificates of authentication of all 2008A Bonds.

Any 2008A Bond authenticated and delivered after the last Interest Payment Date preceding the termination of a Letter of Credit Facility shall have noted on the face thereof that the Letter of Credit Facility has expired and no longer supports payment of such 2008A Bond and any other information which the Issuer deems appropriate, unless an Alternate Credit Facility meeting the requirements of Section 2C.7 has been delivered in respect of such 2008A Bond.

Section 2.7. Registration, Transfer and Exchange.

(a) The ownership of each 2008A Bond shall be recorded in the registration books of the Issuer which shall be kept by the Trustee (the "Bond Register"), acting as Bond registrar, at its designated corporate trust operations office and shall contain such information as is necessary for the proper discharge of the duties of the Trustee hereunder.

(b) 2008A Bonds may be transferred or exchanged as follows:  Any 2008A Bond may be transferred if endorsed for such transfer by the Registered Owner thereof and surrendered by such Registered Owner or his duly appointed attorney to the Trustee at its designated corporate trust operations office, whereupon the Trustee shall authenticate and deliver to the transferee a new 2008A Bond or 2008A Bonds in the same denominations as the 2008A Bond surrendered for transfer or in different Authorized Denominations equal in the aggregate to the principal amount of the surrendered 2008A Bond.

(i) Any 2008A Bond or 2008A Bonds may be exchanged for one or more 2008A Bonds and in the same principal amount, but in a different Authorized Denomination or Authorized Denominations.  Each 2008A Bond so to be exchanged shall be surrendered by the Registered Owner thereof or his duly appointed attorney to the Trustee at its designated corporate trust operations office, whereupon a new 2008A Bond or 2008A Bonds shall be authenticated and delivered to the Registered Owner.

(ii) In the case of any 2008A Bond properly surrendered for partial redemption, the Trustee shall authenticate and deliver a new 2008A Bond in exchange therefor, such new 2008A Bond to be in an Authorized Denomination equal to the unredeemed principal amount of the surrendered 2008A Bond without cost to the Owner; provided that, at its option, the Trustee may certify the amount and date of partial redemption  upon the partial redemption certificate, if any, printed on the surrendered 2008A Bond and return such surrendered 2008A Bond to the Registered Owner in lieu of an exchange.

(iii) No additional resolutions need be adopted by the governing body of the Issuer or any other body or person so as to accomplish the foregoing conversion and exchange or replacement of any 2008A Bond or portion thereof, and the Trustee shall provide for the completion, authentication, and delivery of the substitute 2008A Bonds in the manner prescribed herein.

Except as provided in subparagraph (iii) above, the Trustee shall not be required to effect any transfer or exchange during the fifteen (15) days immediately preceding the date of mailing of any notice of redemption or at any time following the mailing of any such notice in the case of 2008A Bonds selected for such redemption. No charge shall be imposed upon Registered Owners in connection with any transfer or exchange, except for taxes or governmental charges related thereto.  No transfers or exchanges shall be valid for any purposes hereunder except as provided above.

Section 2.8. Mutilated, Destroyed, Lost or Stolen 2008A Bonds.

(a) If any 2008A Bond is mutilated, lost, stolen or destroyed, the Registered Owner thereof shall be entitled to the issuance of a substitute 2008A Bond provided that:

(i) in all cases, the Registered Owner must provide indemnity to the Issuer, the Company and the Trustee satisfactory to each such party to be indemnified against any and all claims arising out of or otherwise related to the issuance of substitute 2008A Bonds pursuant to this Section;

(ii) in the case of a mutilated 2008A Bond the Registered Owner shall surrender the 2008A Bond to the Trustee for cancellation; and

(iii) in the case of a lost, stolen or destroyed 2008A Bond, the Registered Owner shall provide evidence, satisfactory to the Trustee, of the ownership and the loss, theft or destruction of the affected 2008A Bond.

Upon compliance with the foregoing, a new 2008A Bond of like tenor and denomination, executed by the Issuer, shall be authenticated by the Trustee and delivered to the Registered Owner, all at the expense of the Registered Owner to whom the substitute 2008A Bond is delivered.  Notwithstanding the foregoing, the Trustee shall not be required to authenticate and deliver any substitute for a 2008A Bond which has been called for redemption or which has matured or is about to mature and, in any such case, the principal or redemption price then due or becoming due shall be paid by the Trustee in accordance with the terms of the mutilated, lost, stolen or destroyed 2008A Bond without substitution therefor.

(b) Every 2008A Bond issued pursuant to this Section 2.8 shall constitute an additional contractual obligation of the Issuer, whether or not the 2008A Bond alleged to have been destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other 2008A Bonds duly issued hereunder.

(c) All 2008A Bonds shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen 2008A Bonds, and shall preclude any and all other rights or remedies, unless expressly inconsistent with any law or statute existing or hereafter enacted with respect to the replacement or payment of negotiable instruments, investments or other securities without their surrender.

Section 2.9. Payments of Principal, Redemption Price, Purchase Price and Interest; Persons Entitled Thereto; Record Dates.

(a) The principal, redemption price or purchase price of any 2008A Bond shall be payable upon presentation and surrender of such 2008A Bond at the Payment Office of the Paying Agent.  Interest on any 2008A Bond on each Interest Payment Date in respect thereof shall be payable by check mailed on the applicable Interest Payment Date to the address of the person entitled thereto as such address shall appear in the Bond Register; provided that at the written request of the Owner of at least $1,000,000 aggregate principal amount of 2008A Bonds (or the Bank to the extent the Bank owns any 2008A Bonds regardless of the principal amount owned) received by the Paying Agent at least one Business Day before the corresponding Record Date, interest accrued on the 2008A Bonds will be payable by wire transfer within the continental United States in immediately available funds to the bank account number of such Owner specified in such request and entered by the Paying Agent on the Bond Register.  The principal or redemption price and purchase price becoming due with respect to 2008A Bonds shall, at the written request of the Owner of at least $1,000,000 aggregate principal amount of such 2008A Bonds (or the Bank to the extent the Bank owns any 2008A Bonds regardless of the principal amount owned), be paid by wire transfer within the continental United States in immediately available funds to the bank account number of such Owner appearing on the Bond Register, but only upon presentation and surrender of such 2008A Bonds (subject to the book-entry provisions of Section 2.13).  The principal, redemption price or purchase price of and interest on the 2008A Bonds shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

(b) Interest on any 2008A Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that 2008A Bond is registered at the close of business on the Regular Record Date for such interest.

(c) Any interest on any 2008A Bond which is payable on any Interest Payment Date but is not paid or provided for on such date or within three Business Days thereafter (herein called "Defaulted Interest") shall forthwith cease to be payable to the Owner on the relevant Regular Record Date by virtue of having been such Owner, and such Defaulted Interest shall be paid, pursuant to Section 7.10, to the Owner in whose name the 2008A Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such date to be not more than fifteen (15) nor less than five (5) days prior to the date of proposed payment.  The Paying Agent shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Bondholder, at his address as it appears in the Bond Register, not less than ten (10) days prior to such Special Record Date.

(d) Subject to the foregoing provisions of this Section, each 2008A Bond delivered under this Indenture upon transfer of or exchange for or in lieu of any other 2008A Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other 2008A Bond.

(e) All 2008A Bonds issued hereunder are and are to be, to the extent provided in this Indenture, equally and ratably secured by this Indenture without preference, priority or distinction on account of the actual time or times of the authentication, delivery or maturity of the 2008A Bonds so that, subject as aforesaid, all 2008A Bonds at any time Outstanding hereunder shall have the same right, lien and preference under and by virtue of this Indenture and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof, whether the same, or any of them, shall actually be disposed of at such date, or whether they, or any of them, shall be disposed of at some future date.

Section 2.10. Temporary 2008A Bonds.

Pending preparation of definitive 2008A Bonds, the Issuer may issue, in lieu of definitive 2008A Bonds, one or more temporary printed or typewritten 2008A Bonds in Authorized Denominations, of substantially the tenor recited above.  At the written request of the Issuer, the Trustee shall authenticate definitive 2008A Bonds in exchange for and upon surrender of an equal principal amount of temporary  2008A Bonds.  Until so exchanged, temporary  2008A Bonds shall have the same rights, remedies and security hereunder as definitive 2008A Bonds.  Temporary 2008A Bonds shall be numbered consecutively upward from TR-1.

Section 2.11. Cancellation of Surrendered 2008A Bonds.

The Trustee shall cancel (a) all 2008A Bonds surrendered for transfer or exchange, for payment at maturity or for redemption (unless the surrendered 2008A Bond is to be partially redeemed and the Trustee elects to return the 2008A Bond, certified as to the partial redemption, to the Registered Owner thereof pursuant to Section 2.7(b)(iii)), and (b) all 2008A Bonds purchased at the direction of the Company and surrendered to the Trustee for cancellation.  The Trustee shall deliver to the Issuer a certificate of cancellation in respect of all 2008A Bonds canceled in accordance with this Section.

Section 2.12. Acts of Registered Owners; Evidence of Ownership.

Any action to be taken by Registered Owners may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Registered Owners in person or by an agent appointed in writing.  The fact and date of the execution by any Person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgments or by an affidavit of a witness to such execution.  Any action by the Registered Owner of any 2008A Bond shall bind all future Registered Owners of the same 2008A Bond in respect of anything done or suffered by the Issuer or the Trustee in pursuance thereof.

Section 2.13. Book Entry System.

(a) DTC will act as Securities Depository for the 2008A Bonds.  The 2008A Bonds shall be initially issued in the form of a single fully registered 2008A Bond registered in the name of Cede & Co. (DTC’s partnership nominee).  So long as Cede & Co. is the Registered Owner of the 2008A Bonds, as nominee of DTC, references herein to Registered Owners, Bondholders or holders or Owners of the 2008A Bonds shall mean Cede & Co. and shall not mean the beneficial owners of the 2008A Bonds.

(b) The ownership interest of each of the Beneficial Owners of the 2008A Bonds will be recorded through the records of a DTC Participant.  Transfers of beneficial ownership interests in the 2008A Bonds which are registered in the name of Cede & Co. will be accompanied by book entries made by DTC and, in turn, by the DTC Participants who act on behalf of the Beneficial Owners of the 2008A Bonds.

(c) With respect to 2008A Bonds registered in the name of Cede & Co., DTC’s partnership nominee, the Issuer and the Trustee shall have no responsibility or obligation to any DTC Participant or to any person on behalf of whom such a DTC Participant holds an interest in the 2008A Bonds, except as provided in this Indenture.  Without limiting the immediately preceding sentence, the Issuer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of DTC, Cede & Co. or any DTC Participant with respect to any ownership interest in the 2008A Bonds, (ii) the delivery to any DTC Participant or any other person, other than a Bondholder, as shown on the registration books, of any notice with respect to the 2008A Bonds, including any notice of redemption, or (iii) the payment to any DTC Participant or any other person, other than a Registered Owner, as shown in the registration books of any amount with respect to principal of, premium, if any, or interest on, the 2008A Bonds.

(d) Notwithstanding any other provisions of this Indenture to the contrary, the Issuer and the Trustee shall be entitled to treat and consider the person in whose name each 2008A Bond is registered in the registration books as the absolute owner of such 2008A Bond for the purpose of payment of principal, premium, if any, and interest with respect to such 2008A Bond, for the purpose of giving notices of redemption and other matters with respect to such 2008A Bond, for the purpose of registering transfers with respect to such 2008A Bond, and for all other purposes whatsoever.  The Trustee shall pay all principal of, premium, if any, and interest on the 2008A Bonds only to or upon the order of the respective owners, as shown in the registration books as provided in this Indenture, or their respective attorneys duly authorized in writing, and all such payments shall be valid and effective to fully satisfy and discharge the Issuer’s obligations with respect to payment of principal of, premium, if any, and interest on, the 2008A Bonds to the extent of the sum or sums so paid.

(e) No person other than a Registered Owner, as shown in the registration books, shall receive a 2008A Bond certificate evidencing the obligation of the Issuer to make payments of principal, premium, if any, and interest, pursuant to this Indenture.

(f) Any provision of this Indenture permitting or requiring the delivery of 2008A Bonds shall, while the book-entry system is in effect, be satisfied by the notation on the books of DTC or a DTC Participant, if applicable, of the transfer of the Beneficial Owner’s interest in such 2008A Bond.

(g) So long as the book-entry system is in effect, the Trustee and the Issuer shall comply with the terms of the Letter of Representations, a copy of which is attached hereto as Exhibit B and made a part hereof, or an alternate Letter of Representations as required by DTC.

(h) DTC may determine to discontinue providing its service with respect to the 2008A Bonds at any time by giving reasonable written notice and all relevant information on the Beneficial Owners of the 2008A Bonds to the Issuer or the Trustee.  If there is no successor Securities Depository appointed by the Issuer, the Trustee shall authenticate and deliver 2008A Bonds to the Beneficial Owners thereof in accordance with the information respecting the Beneficial Owners provided to the Trustee by DTC, but without any liability on the part of the Issuer or the Trustee for the accuracy of such information.  The Issuer, at the direction of the Company, may determine not to continue participation in the system of book entry transfers through DTC (or a successor Securities Depository) at any time by giving reasonable written notice to DTC (or a successor Securities Depository) and the Trustee.  In such event, the Issuer shall execute and deliver to the Trustee, and the Trustee shall authenticate and deliver the 2008A Bonds to the Beneficial Owners thereof in accordance with the information respecting the Beneficial Owners provided to the Trustee by DTC, but without any liability on the part of the Issuer or the Trustee for the accuracy of such information.

The Chairman, Executive Director or Deputy Secretary of the Issuer is hereby authorized to execute any additional Letter of Representations or similar document necessary from time to time to continue or provide for the DTC book-entry system.

(i) Notwithstanding anything herein to the contrary, the provisions of this Section 2.13 are subject to the provisions of Section 2B.5 hereof (relating to Pledged Bonds).

Section 2.14. Payments to Cede & Co.; Payments to Beneficial Owners.

(a) Notwithstanding any other provision of this Indenture to the contrary, so long as any 2008A Bond is registered in the name of Cede & Co., as nominee of DTC, all payments with respect to principal of, premium, if any, and interest on, such 2008A Bond and all notices with respect to such 2008A Bond shall be made and given, respectively, pursuant to DTC’s rules and procedures.

(b) Payments by the DTC Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is now the case with municipal securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such DTC Participant and not of DTC, the Trustee or the Issuer, subject to any statutory and regulatory requirements as may be in effect from time to time.

ARTICLE IIA
INTEREST RATE ON 2008A BONDS

           Section 2A.1.  Daily Rate.

(a) A Daily Rate shall be determined for each Daily Rate Period as described below.  The Daily Rate for each Daily Rate Period shall be effective from and including the commencement date of such period and shall remain in effect through and including the last day thereof.  Each such Daily Rate shall be determined by the Remarketing Agent not later than 10:00 a.m. on the Daily Rate Calculation Date and shall be provided by the Remarketing Agent in writing to the Paying Agent by 1:00 p.m. on that same day.  Each such Daily Rate so to be determined shall be the lowest rate of interest which, in the judgment of the Remarketing Agent, would cause the 2008A Bonds in the Daily Mode to have a market value equal to the principal amount thereof, plus accrued interest (if any), taking into account Prevailing Market Conditions as of the date of determination; provided that:

(i) if the Remarketing Agent fails for any reason to determine and notify the Paying Agent of the Daily Rate for any Daily Rate Period, such Daily Rate shall be the same as the Daily Rate in effect for the immediately preceding Daily Rate Period, except that if such failure continues for more than one consecutive Daily Rate Period, the Daily Rate thereafter shall be 135% of the SIFMA Municipal Swap Index published for that Daily Rate Period by Munifacts Wire System, Inc. (or a replacement publisher of the SIFMA Municipal Swap Index designated in writing by the Issuer at the direction of the Company to the Trustee and the Remarketing Agent); provided that if Munifacts Wire System, Inc. or such replacement publisher does not publish the SIFMA Municipal Swap Index on a day on which a Daily Rate is to be set, the Daily Rate shall be 135% of a comparable index selected by the Company published by Munifacts Wire System, Inc. or such replacement publisher at such time; and

(ii) in no event shall the Daily Rate for any Daily Rate Period exceed 12% per annum.

(b) No notice of Daily Rates will be given to the Company or the Owners of the 2008A Bonds; however, the Company and the Owners may obtain Daily Rates from the Remarketing Agent.  All determinations of Daily Rates pursuant to this Indenture shall be conclusive and binding upon the Issuer, the Company, the Bank, the Trustee, the Paying Agent and the Owners of the 2008A Bonds to which such rates are applicable.  The Issuer, the Company, the Bank, the Trustee, the Paying Agent and the Remarketing Agent shall not be liable to any Owner for failure to give any notice required with respect to Daily Rates or for failure of any person to receive any such notice.

           Section 2A.2.  Weekly Rate.

(a) A Weekly Rate shall be determined for each Weekly Rate Period as described below.  The Weekly Rate for each Weekly Rate Period shall be effective from and including the commencement date of such period and shall remain in effect through and including the last day thereof.  Each such Weekly Rate shall be determined by the Remarketing Agent on the Weekly Rate Calculation Date and shall be provided by the Remarketing Agent in writing to the Paying Agent by the close of business on that same day.  Each such Weekly Rate so to be determined shall be the lowest rate of interest which, in the judgment of the Remarketing Agent, would cause the 2008A Bonds in the Weekly Mode to have a market value equal to the principal amount thereof, plus accrued interest (if any), taking into account Prevailing Market Conditions as of the date of determination; provided that:

(i) if the Remarketing Agent fails for any reason to determine and notify the Paying Agent of the Weekly Rate for any Weekly Rate Period, such Weekly Rate shall be the same as the Weekly Rate in effect for the immediately preceding Weekly Rate Period, except that if such failure continues for more than one consecutive Weekly Rate Period, the Weekly Rate thereafter shall be 135% of the SIFMA Municipal Swap Index published for that Weekly Rate Period by Munifacts Wire System, Inc. (or a replacement publisher of the SIFMA Municipal Swap Index designated in writing by the Issuer at the direction of the Company to the Trustee and the Remarketing Agent); provided that if Munifacts Wire System, Inc. or such replacement publisher does not publish the SIFMA Municipal Swap Index on a day on which a Weekly Rate is to be set, the Weekly Rate shall be 135% of a comparable index selected by the Company published by Munifacts Wire System, Inc. or such replacement publisher at such time; and

(ii) in no event shall the Weekly Rate for any Weekly Rate Period exceed 12% per annum.

(b) No notice of Weekly Rates will be given to the Company or the Owners of the 2008A Bonds; however, the Company and the Owners may obtain Weekly Rates from the Remarketing Agent.  All determinations of Weekly Rates pursuant to this Indenture shall be conclusive and binding upon the Issuer, the Company, the Bank, the Trustee, the Paying Agent and the Owners of the 2008A Bonds to which such rates are applicable.  The Issuer, the Company, the Bank, the Trustee, the Paying Agent and the Remarketing Agent shall not be liable to any Owner for failure to give any notice required with respect to Weekly Rates or for failure of any person to receive any such notice.

Section 2A.3.  Monthly Rate.

(a) A Monthly Rate shall be determined for each Monthly Rate Period as described below.  The Monthly Rate for each Monthly Rate Period shall be effective from and including the commencement date of such period and shall remain in effect through and including the last day thereof.  Each such Monthly Rate shall be determined by the Remarketing Agent on the Monthly Rate Calculation Date and shall be provided by the Remarketing Agent to the Paying Agent in writing by the close of business on the same day.  Each such Monthly Rate so to be determined shall be the lowest rate of interest which, in the judgment of the Remarketing Agent, would cause the 2008A Bonds in the Monthly Mode to have a market value equal to the principal amount thereof, plus accrued interest (if any), taking into account Prevailing Market Conditions as the date of determination; provided that:

(i) if the Remarketing Agent fails for any reason to determine and notify the Paying Agent of the Monthly Rate for any Monthly Rate Period, such Monthly Rate shall be the same as the Monthly Rate in effect for the immediately preceding Monthly Rate Period, except that if such failure continues for more than one consecutive Monthly Rate Period, the Monthly Rate thereafter shall be 135% of the 30-day tax-exempt commercial paper rate published for that Monthly Rate Period by Munifacts Wire System, Inc. (or a replacement publisher of a tax-exempt commercial paper rate designated in writing by the Issuer at the direction of the Company to the Trustee and the Remarketing Agent), representing, as of the publication date, the average of 30-day yield evaluations at par of tax-exempt securities rated by the Rating Service in its highest commercial paper rating category; provided that if Munifacts Wire System, Inc. or such replacement publisher does not publish such a tax-exempt commercial paper rate on a day on which a Monthly Rate is to be set, the Monthly Rate shall be 85% of the interest rate for 90-day taxable commercial paper (prime paper placed through dealers) announced on such day by the Federal Reserve Bank of New York; and

(ii) in no event shall the Monthly Rate for any Monthly Rate Period exceed 12% per annum.

(b) No notice of Monthly Rates will be given to the Registered Owners of the 2008A Bonds; however, such Owners may obtain Monthly Rates from the Remarketing Agent.  All determinations of Monthly Rates pursuant to the Indenture shall be conclusive and binding upon the Issuer, the Company, the Bank, the , the Trustee, the Paying Agent and the Registered Owners of the 2008A Bonds to which such rates are applicable.  The Issuer, the Company, the Bank, the Trustee, the Paying Agent and the Remarketing Agent shall not be liable to any Registered Owner for failure to give any notice required with respect to Monthly Rates or for failure for any person to receive such notice.

Section 2A.4.  Term Rate.

(a) A Term Rate shall be determined for each Term Rate Period as described below.  Upon conversion to a Term Mode, a Nominal Term Rate Period shall be fixed by the Company pursuant to Section 2A.5 as a term of two or more Semiannual Periods constituting the nominal length of each Term Rate Period thereafter until the date of a conversion to another Rate Mode.  Each Term Rate shall be determined by the Remarketing Agent on the Term Rate Calculation Date as the lowest rate of interest which, in the judgment of the Remarketing Agent taking into account Prevailing Market Conditions, would be necessary to enable the Remarketing Agent to arrange for the sale of the 2008A Bonds in the Term Mode in a secondary market sale at a price equal to the principal amount thereof on the first Business Day of the Term Rate Period; provided that (1) if the Remarketing Agent fails for any reason to determine the Term Rate for any Term Rate Period, such Term Rate shall be equal to 90% of the average of the annual 2008A Bond equivalent yield evaluations at par as provided by the Remarketing Agent as of the first day of the corresponding Term Rate Period or, if such day is not a Business Day, the next preceding Business Day, of United States Treasury obligations having a term to maturity similar to such Term Rate Period, and (2) in no event shall any Term Rate for any Term Rate Period exceed 12% per annum or, if a Letter of Credit Facility is in effect, the maximum interest rate set forth in the Reimbursement Agreement for Pledged Bonds.  Notice of each Term Rate shall promptly be given by telephone (promptly confirmed in writing) by the Remarketing Agent to the Issuer, the Trustee, the Company, the Bank and the Paying Agent.  Determinations of Term Rates pursuant to this Section shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Paying Agent, the Bank and the Owners.

Section 2A.5.  Conversion at Option of Company.

(a) The Company shall have the option to convert all (but not less than all) of the 2008A Bonds from one Rate Mode to another Rate Mode (including without limitation a conversion from one Term Mode to another Term Mode) as herein provided on any Conversion Date the Company shall select; provided that (i) each Conversion Date shall be an Interest Payment Date and (ii) 2008A Bonds in a Term Mode cannot be converted to another Rate Mode prior to the date on or after which such 2008A Bonds may first be redeemed at the option of the Company at the redemption price of par.  The Company may exercise its option to convert the 2008A Bonds regardless of the number of times such 2008A Bonds have previously been converted pursuant to the exercise of its option to convert.  The Company shall exercise such option by giving written notice to the Issuer, the Trustee, the Remarketing Agent, the Bank, and the Paying Agent stating its election to convert the Rate Mode of the 2008A Bonds to another Rate Mode specified in such notice and stating the Conversion Date therefor, in the case of 2008A Bonds in the Daily Mode or Weekly Mode, not less than 35 days, and in the case of 2008A Bonds in the Monthly Mode or Term Mode, not less than 45 days, prior to such Conversion Date (or such shorter time as may be agreed to by the Company, the Trustee, the Paying Agent and the Remarketing Agent).  Such notice also shall state whether or not the 2008A Bonds to be converted will be covered by a Letter of Credit Facility following such conversion.  Upon receipt of such notice by the Trustee, the Trustee may conclusively assume that the Issuer, the Remarketing Agent, the Bank, and the Paying Agent also received a copy of such notice and that such condition has been complied with.  In connection with each conversion to a Term Mode, the Nominal Term Rate Period shall be selected by the Company and designated in such notice.

(b) The exercise of an option to convert shall not be effective unless there shall have been delivered to the Trustee:

(i) an opinion of Bond Counsel addressed to the Trustee, the Paying Agent, the Issuer, the Company, the Bank, and the Remarketing Agent stating that (i) such conversion is authorized or permitted by this Indenture and the Act and (ii) such conversion will not adversely affect the exclusion from gross income of the interest on the 2008A Bonds for federal income tax purposes, which opinion shall be confirmed by such Bond Counsel on the Conversion Date;

(ii) in the case of a conversion to a Term Mode, if a Letter of Credit Facility is in effect, unless the Company elects not to provide a Letter of Credit Facility for the 2008A Bonds following the Conversion Date, an amendment to the Letter of Credit Facility securing the 2008A Bonds to be converted or an Alternate Credit Facility which provides for (i) an Expiration Date not earlier than the first to occur of (A) the first anniversary of the Conversion Date or (B) the Term Rate Period End Interest Payment Date of the first Term Rate Period following the Conversion Date, and (ii) coverage of 193 days' accrued interest on the 2008A Bonds at a rate not less than the interest rate at which the then current Letter of Credit Facility for such 2008A Bonds provides coverage, subject to adjustment on the Conversion Date to the actual Term Rate as the same shall be fixed immediately prior to the Conversion Date (or evidence satisfactory to the Trustee and the Bank that the current Letter of Credit Facility provides for sufficient coverage without an amendment thereto);

(iii) in the case of a conversion to the Daily Mode, Weekly Mode or Monthly Mode if the 2008A Bonds are covered by a Letter of Credit Facility, unless the Company elects not to provide a Letter of Credit Facility for the 2008A Bonds following the Conversion Date, an amendment to the Letter of Credit Facility or an Alternate Credit Facility which provides for (i) an Expiration Date not earlier than one year from the Conversion Date of such conversion and (ii) on and after such Conversion Date, coverage for 47 days' accrued interest on the 2008A Bonds at a maximum rate of 12% per annum (or evidence satisfactory to the Trustee and the Bank that the current Letter of Credit Facility provides for sufficient coverage without an amendment thereto); and

(iv) in the case of a conversion to a Term Mode, evidence that the Company has complied with the continuing disclosure requirements of SEC Rule 15c2-12 or any successor rule or statutory provision unless the Company provides the Trustee with an opinion of Counsel to the effect that such compliance is not required.

(c) In the case of any conversion, the Trustee shall give notice by first class mail (postage prepaid) to the Owners of the 2008A Bonds being converted, in the case of 2008A Bonds in the Daily Mode or Weekly Mode, not less than 20 days, and in the case of 2008A Bonds in the Monthly Mode or Term Mode,  not less than 30 days, prior to the proposed Conversion Date stating (i) that, in the case of a conversion to a Term Mode, the current Rate Mode of such 2008A Bonds is scheduled to be converted to a Term Mode and the Nominal Term Rate Period of such Term Mode, or in the case of a conversion to the Daily Mode, Weekly Mode or Monthly Mode, the interest rate on such 2008A Bonds is scheduled to be converted to the Daily Mode, Weekly Mode or Monthly Mode, (ii) the proposed Conversion Date, (iii) that the Company, on or before the date three (3) days prior to the proposed Conversion Date, may determine not to convert such 2008A Bonds in which case the Trustee shall notify the Owners in writing to such effect, and (iv) that all Outstanding 2008A Bonds will be subject to a mandatory purchase on the Conversion Date, or, if such Conversion Date is not a Business Day, the first Business Day following such Conversion Date, at a price of par plus accrued interest (if any).  The Issuer, the Company, the Trustee, the Paying Agent, the Bank and the Remarketing Agent shall not be liable to any Owner for failure to give any notice required above or for failure of any Owners to receive such notice.  Upon each conversion under this Section, all 2008A Bonds being converted shall be subject to mandatory purchase pursuant to Section 2B.2 on the Conversion Date, or, if such Conversion Date is not a Business Day, the first Business Day following such Conversion Date.

(d) On or before the date three (3) days prior to the proposed Conversion Date, the Company may determine not to convert the 2008A Bonds proposed to be converted to a new Rate Mode pursuant to its election to convert given under Section 2A.5(a) by giving written notice to the Trustee, the Remarketing Agent, the Bank and the Paying Agent (with a copy to the Issuer).  In such event (i) the 2008A Bonds shall not be converted to the new Rate Mode but shall remain in the current Rate Mode and (ii) the Owners of the 2008A Bonds shall nevertheless be required to tender their 2008A Bonds for mandatory purchase pursuant to Section 2B.2.

Section 2A.6.  Initial Interest Rates and Subsequent Conversion.

The 2008A Bonds shall initially bear interest at a Weekly Rate (determined pursuant to this Article) for an initial Weekly Rate Period commencing on the Issue Date.  2008A Bonds may be converted from one Rate Mode to another Rate Mode as provided in Section 2A.5.  All 2008A Bonds shall bear interest at the same rate and shall be in the same Rate Mode at all times.

ARTICLE IIB
TENDER AND PURCHASE OF 2008A BONDS

Section 2B.1.  Optional Tender for Purchase of Daily Rate, Weekly Rate and Monthly Rate 2008A Bonds.

(a) Optional Tender Rights.  The Owners of 2008A Bonds (or while the 2008A Bonds are held pursuant to a book-entry system, the Beneficial Owners) bearing interest at a Daily Rate, Weekly Rate or Monthly Rate shall have the right to tender their 2008A Bonds (or portions thereof in amounts equal to a minimum of $100,000 and whole multiples of $5,000 in excess of $100,000) for purchase, at a price equal to 100% of the principal amount thereof (or of such portions) plus accrued interest (if any), in the case of 2008A Bonds bearing interest at a Daily Rate or Weekly Rate, on any Business Day, and in the case of 2008A Bonds bearing interest at a Monthly Rate, on the first Business Day of the next succeeding calendar month (each such date is referred to hereinafter as a "Purchase Date") designated by written notice delivered to the Paying Agent and the Remarketing Agent on a Business Day (i) in the case of 2008A Bonds in the Daily Mode, by 10:30 a.m. on the Purchase Date, (ii) in the case of 2008A Bonds in the Weekly Mode, at least seven (7) days prior to the Purchase Date, or (iii) in the case of 2008A Bonds in the Monthly Mode, at least fourteen (14) days prior to the Purchase Date.

(b) Notice by Owner of Tender.  Each notice of tender pursuant to Section 2B.1(a) shall:

(1) be delivered to the Paying Agent at its Delivery Office and to the Remarketing Agent at its Office and be substantially in the form set forth in Exhibit D to this Indenture or in other form satisfactory to the Paying Agent;

(2) state (i) the principal amount of the 2008A Bond to which the notice relates, (ii) that the Owner irrevocably demands purchase of such 2008A Bond (or a specified portion thereof in an amount such that each portion thereof is equal to a whole multiple of $5,000 but not less than $100,000), (iii) the Purchase Date on which such 2008A Bond (or specified portion) is to be purchased, and (iv) payment instructions with respect to the purchase price; and

(3) automatically constitute (i) an irrevocable offer to sell the 2008A Bond (or portion thereof) to which such notice relates on the Purchase Date at a price equal to the principal amount of such 2008A Bond (or portion thereof) plus any interest thereon (if any) accrued and unpaid as of the Purchase Date, (ii) an irrevocable authorization and instruction to the Paying Agent to effect transfer of such 2008A Bond (or portion thereof) upon payment of such price to the Paying Agent on the Purchase Date, (iii) an irrevocable authorization and instruction to the Paying Agent to effect the exchange of such 2008A Bond in whole or in part for other 2008A Bonds in an equal aggregate principal amount so as to facilitate the sale of such 2008A Bond (or portion thereof), and (iv) an acknowledgment that such Owner will have no further rights with respect to such 2008A Bond (or portion thereof) upon payment of the purchase price thereof to the Paying Agent on the Purchase Date, except for the right of such Owner to receive such purchase price upon surrender of such 2008A Bond to the Paying Agent endorsed for transfer in blank and with guaranty of signatures satisfactory to the Paying Agent, and that after the Purchase Date such Owner will hold such 2008A Bond as agent for the Paying Agent.

The determination of the Paying Agent as to whether a notice of tender has been properly delivered pursuant to the foregoing shall be conclusive and binding upon the Owner.  Any notice of tender that is determined by the Paying Agent to fail to comply with the requirements of this Section 2B.1(b) shall be of no further force and effect notwithstanding any contrary provision of this Indenture.

(c) Notice by Paying Agent of 2008A Bonds to be Remarketed.  Not later than 12:00 noon on the Business Day immediately following the date of receipt of any notice of tender pursuant to this Section, the Paying Agent shall notify by telephone promptly confirmed in writing the Remarketing Agent of the principal amount of 2008A Bonds (or portions thereof) to be purchased and the Purchase Date, provided that in the case of 2008A Bonds bearing interest at the Daily Rate, such notice shall be given as promptly as reasonably practicable on the date of receipt of notice of tender.

(d) Remarketing of Tendered 2008A Bonds.  The Remarketing Agent shall use its reasonable best efforts to find purchasers for and arrange for the sale on the respective Purchase Date of all 2008A Bonds or portions thereof in respect of which a notice of tender has been received pursuant to Section 2B.1(a), at a price equal to 100% of the principal amount thereof plus accrued interest thereon (if any); provided that no 2008A Bonds shall be remarketed by the Remarketing Agent to the Issuer, the Company or an Affiliate or an affiliate of the Issuer.  The terms of any such sale shall provide for the payment of the purchase price for tendered 2008A Bonds to the Paying Agent (in exchange for new registered 2008A Bonds) in immediately available funds at or before 11:00 a.m. on the Purchase Date.  Notwithstanding the foregoing, the Remarketing Agent shall not arrange for the sale of any 2008A Bond as to which (i) there has been given to the applicable Bondholder a notice of mandatory tender for purchase pursuant to Section 2B.2, Section 2B.3 or Section 2B.4, a notice of replacement of the Letter of Credit Facility pursuant to Section 2C.8, or a notice of optional or special mandatory redemption pursuant to Sections 5.6 and 5.7, respectively, unless in each case the Remarketing Agent has delivered to the person to whom the sale is made a copy of such notice, and such person has acknowledged receipt and agreed to be bound by the terms thereof, or (ii) provision for payment of such 2008A Bond has been made pursuant to Section 10.1.

(e) Certain Notices by Remarketing Agent and Paying Agent.

(1) Notice by Remarketing Agent of Remarketed 2008A Bonds.  At or before 3:00 p.m. on the third Business Day immediately preceding, or, in the case of 2008A Bonds bearing interest at the Daily Rate, by 11:00 a.m. on, the  Purchase Date for purchase of optionally tendered 2008A Bonds pursuant to this Section, the Remarketing Agent shall give notice by telephone, telegram, telecopy, telex or other similar communication to the Paying Agent of (i) the principal amount of tendered 2008A Bonds which have been remarketed and (ii) the principal amount of tendered 2008A Bonds, if any, which have not been remarketed.

(2) Notice by Paying Agent of 2008A Bonds Not Remarketed.  Not later than 5:00 p.m., or, in the case of 2008A Bonds bearing interest at the Daily Rate, by 11:15 a.m., on the date of receipt of any notice pursuant to Section 2B.1(e)(1) informing the Paying Agent that tendered 2008A Bonds have not been remarketed, the Paying Agent shall give notice by telephone, telegram, telecopy or other similar communication to the Company and (if a Letter of Credit Facility is in effect) the Bank specifying the principal amount of tendered 2008A Bonds as to which the Remarketing Agent has not found a purchaser at that time.

(3) Remarketing Agent Notice of Amounts to be Drawn Under Letter of Credit Facility.  Prior to 10:00 a.m. on the second Business Day immediately preceding, or, in the case of 2008A Bonds bearing interest at the Daily Rate, by 11:30 a.m. on, the Purchase Date for purchase of tendered 2008A Bonds pursuant to this Section, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Paying Agent, the Company and (if a Letter of Credit Facility is in effect) the Bank specifying the amounts of principal and interest, if any, representing purchase price of such 2008A Bonds, which the Remarketing Agent does not hold, for the benefit of the persons entitled to receive such purchase price, at the time such notice is given.

(4) Notice by Remarketing Agent Identifying Purchasers of Remarketed 2008A Bonds.  At or before 12:00 Noon on the Business Day prior to, or, in the case of 2008A Bonds bearing interest at the Daily Rate, by 12:00 noon on, the Purchase Date for purchase of tendered 2008A Bonds pursuant to this Section, the Remarketing Agent shall give notice to the Paying Agent by telephone (promptly confirmed in writing) of the names, addresses and taxpayer identification numbers of the purchasers, the denominations of 2008A Bonds to be delivered as hereinafter provided to each purchaser and the payment instructions for regularly scheduled interest payments.

(f) Payment of Remarketing Proceeds.  The Remarketing Agent shall cause to be paid to the Paying Agent by 11:00 a.m. on the date fixed for purchase of tendered 2008A Bonds all amounts then held by the Remarketing Agent representing proceeds of the remarketing of such 2008A Bonds, such payments to be made in immediately available funds.  All moneys received by the Paying Agent as remarketing proceeds shall be deposited by the Paying Agent in a special trust account designated as the "Remarketing Proceeds Purchase Account," which the Paying Agent shall establish and use as provided in this Article, and shall not be commingled with other funds held by the Paying Agent.  All moneys in the Remarketing Proceeds Purchase Account shall be held in trust, uninvested and without liability for interest thereon, pending application of such moneys by the Paying Agent pursuant to this Article.

(g) Drawings on Letter of Credit Facility for Purchase Price.  If a Letter of Credit Facility is in effect, following receipt by the Paying Agent of the notice described in Section 2B.1(e)(3), the Paying Agent shall draw on the Purchase Date the amount set forth in such notice as not being held by the Remarketing Agent  under such Letter of Credit Facility in order for the Paying Agent to make timely payments of purchase price of tendered 2008A Bonds from remarketing proceeds or moneys drawn under such Letter of Credit Facility.  In the absence of such notice, the Paying Agent shall be deemed to have received notice from the Remarketing Agent specifying that no portion of the purchase price of such 2008A Bonds is held by the Remarketing Agent, in which case the Paying Agent shall draw the entire amount thereof under the Letter of Credit Facility.  Before 11:00 a.m. on the Purchase Date for purchase of tendered 2008A Bonds pursuant to this Section, the Paying Agent shall take all action necessary to draw on the Letter of Credit Facility securing such tendered 2008A Bonds in accordance with Section 2B.5(a) the amounts specified (or deemed specified) for receipt by the Paying Agent on such Purchase Date.  The Paying Agent shall establish a special trust account designated as the "Letter of Credit Purchase Account", into which the Paying Agent shall deposit and hold in trust, uninvested and without liability for interest thereon, all such amounts received by the Paying Agent from drawings on the applicable Letter of Credit Facility for purchases of tendered 2008A Bonds pending application of such amounts by the Paying Agent pursuant to this Article.  Any remaining amounts in the Letter of Credit Purchase Account after any application required by Section 2B.1(i) shall be paid over by the Paying Agent to the Bank for the account of the Company as reimbursement for the drawing on the Letter of Credit Facility from which such amounts were derived; provided that such Letter of Credit Facility shall be reinstated to the extent of such reimbursement and the Paying Agent shall take all necessary action on its part pursuant to such Letter of Credit Facility to effect such reinstatement.

(h) Use of Funds in the Company Debt Service Account for Purchase Price.  If sufficient funds for the payment of the purchase price of tendered 2008A Bonds are not provided by draws on the Letter of Credit by 3:00pm, New York City time, on the Purchase Date, then the Paying Agent shall draw funds from the Company Debt Service Account to the extent necessary to pay the purchase price of such tendered 2008A Bonds in full.

(i) Payments of Purchase Price by Paying Agent.  The Paying Agent shall pay the purchase price of 2008A Bonds tendered pursuant to this Section to the selling Owners thereof at its Office not later than 5:00 p.m. on the later of (i) the Purchase Date for the purchase of such 2008A Bonds pursuant to this Section or (ii) the date of surrender of such 2008A Bonds to the Paying Agent properly endorsed for transfer in blank and with all signatures guaranteed to the satisfaction of the Paying Agent.  Such payments shall be made in immediately available funds, but solely from the following sources in the order of priority indicated:

(1) moneys held in the Remarketing Proceeds Purchase Account representing proceeds of the remarketing of such 2008A Bonds pursuant to Section 2B.1(d) to any person other than the Issuer, the Company or an Affiliate;

(2) moneys held in the subaccount of the Letter of Credit Purchase Account representing proceeds of a drawing by the Paying Agent under the Letter of Credit Facility for such purpose; and

(3) moneys in the Company’s Debt Service Account.

If sufficient funds are not available for the purchase of all tendered 2008A Bonds, no purchase shall be consummated.

(j) Registration and Delivery of Tendered or Purchased 2008A Bonds.  On the Purchase Date for the purchase of tendered 2008A Bonds pursuant to this Section, the Paying Agent shall register and make available (or hold) all 2008A Bonds purchased on such date as follows:

(1) 2008A Bonds remarketed by the Remarketing Agent shall be registered and made available to the Remarketing Agent or the purchasers thereof (by overnight mail or similar service) in accordance with the written instructions of the Remarketing Agent; and

(2) 2008A Bonds purchased with proceeds of a drawing on the Letter of Credit Facility securing such 2008A Bonds shall be Pledged Bonds and shall be pledged and assigned to the Bank in accordance with the Reimbursement Agreement.

(k) Delivery of 2008A Bonds: Effect of Failure to Surrender 2008A Bonds.  All 2008A Bonds to be purchased on any date shall be delivered to the Payment Office of the Paying Agent for receipt at or before 11:00 a.m. on the Purchase Date.  If the Owner of any 2008A Bond (or portion thereof) that is subject to purchase pursuant to this Section fails to deliver such 2008A Bond to the Paying Agent for purchase on the Purchase Date, and if the Paying Agent is in receipt of the purchase price therefor, such 2008A Bond (or portion thereof) shall nevertheless be deemed tendered and purchased on the Purchase Date fixed for purchase thereof and registration of the ownership of such 2008A Bond (or portion thereof) shall be transferred to the purchaser thereof as provided in Section 2B.1(j).  Any Owner of any 2008A Bond (or portion thereof) that is subject to purchase pursuant to this Section who so fails to deliver such 2008A Bond for purchase on (or before) the Purchase Date (1) shall have no further rights thereunder, except the right to receive the purchase price thereof upon presentation and surrender of such 2008A Bond to the Paying Agent properly endorsed for transfer in blank and with all signatures guaranteed to the satisfaction of the Paying Agent, and (2) shall thereafter hold such 2008A Bond as agent for the Paying Agent.  The Paying Agent shall, as to any tendered 2008A Bonds (or portions thereof) which have not been delivered to it ("Undelivered 2008A Bonds"), (i) promptly notify the Remarketing Agent of such non-delivery and (ii) place a stop transfer against an appropriate amount of 2008A Bonds registered in the name of the Owner(s) on the Bond Register.  The Paying Agent shall place such stop transfer(s) commencing with the lowest serial number 2008A Bond registered in the name of such Owner(s) (until stop transfers have been placed against an appropriate amount of 2008A Bonds) until the appropriate tendered 2008A Bonds are delivered to the Paying Agent.  Upon such delivery, the Paying Agent shall make any necessary adjustments to the Bond Register.  The Paying Agent shall hold moneys representing the purchase price of Undelivered 2008A Bonds in one or more separate accounts or subaccounts for the sole benefit of the former Owner(s) of such Undelivered 2008A Bonds.

Section 2B.2.  Mandatory Tender for Purchase on Each Conversion Date and at End of Each Term Rate Period.

(a) Mandatory Tender Upon Conversion or at End of Term Rate Period.  The 2008A Bonds shall be subject to mandatory tender for purchase on (i) each Conversion Date for the 2008A Bonds, or, if such Conversion Date is not a Business Day, the first Business Day succeeding such Conversion Date, (ii) each proposed Conversion Date for the 2008A Bonds designated by the Company for a conversion election which the Company has rescinded pursuant to Section 2A.5(d), or, if such proposed Conversion Date is not a Business Day, the first Business Day succeeding such proposed Conversion Date, and (iii) and the first Business Day immediately following the end of each Term Rate Period for the 2008A Bonds, at a price equal to the principal amount thereof, plus accrued interest if the Purchase Date is not an Interest Payment Date.

(b) Remarketing.  The Remarketing Agent shall use its reasonable best efforts to find purchasers for and arrange for the sale on the respective Purchase Date of all 2008A Bonds subject to mandatory tender for purchase pursuant to Section 2B.2(a), at a price equal to 100% of the principal amount thereof plus interest accrued to the Purchase Date (if any); provided that (1) no 2008A Bonds shall be remarketed by the Remarketing Agent to the Issuer, the Company or an Affiliate or an affiliate of the Issuer and (2) if a Letter of Credit Facility is in effect, the Letter of Credit Facility coverage requirements of Section 2B.2(c) shall be satisfied.  The terms of any sale arranged by the Remarketing Agent shall provide for the payment of the purchase price to the Paying Agent of the 2008A Bonds being remarketed in immediately available funds at or before 11:00 a.m. on the Purchase Date.

(c) Letter of Credit Facility Coverage.  There shall be no remarketing of the 2008A Bonds pursuant to Section 2B.2(b) unless and until (1) in the case of a conversion, the applicable requirements of Section 2A.5 regarding the delivery of an amendment to the Letter of Credit Facility or an Alternate Credit Facility (if any) have been satisfied to the extent applicable and (2) in the case of a remarketing for a new Term Rate Period not in connection with a conversion, if the Company has elected to provide a Letter of Credit Facility for such 2008A Bonds for the new Term Rate Period, there shall have been delivered to the Paying Agent an amendment to the Letter of Credit Facility or an Alternate Credit Facility which provides for (i) an Expiration Date not earlier than the first to occur of (A) the first anniversary of the Purchase Date or (B) the Term Rate Period End Interest Payment Date next following the Purchase Date, and (ii) coverage of 193 days' accrued interest on the 2008A Bonds at a rate not less than the interest rate at which the then current Letter of Credit Facility provides coverage, subject to adjustment on the Purchase Date to the actual Term Rate as the same shall be fixed immediately prior to such date (or evidence satisfactory to the Trustee and the Bank that the current Letter of Credit Facility provides for sufficient coverage without an amendment thereto).

(d) Certain Notices by Remarketing Agent.  Subject to the provisions of Section 2B.2(b), the Remarketing Agent shall give the following notices:

(1) Notice by Remarketing Agent of Remarketed 2008A Bonds.  At or before 3:00 p.m. on the third Business Day immediately preceding the Purchase Date for purchase of 2008A Bonds pursuant to Section 2B.2(a), the Remarketing Agent shall give notice by telephone, telegram, telecopy, telex or other similar communication to the Paying Agent, the Company and the Bank of (i) the principal amount of 2008A Bonds which have been remarketed and (ii) the principal amount of 2008A Bonds, if any, which have not been remarketed.

(2) Notice by Paying Agent of 2008A Bonds Not Remarketed.  Not later than 5:00 p.m. on the date of receipt of any notice pursuant to Section 2B.2(d)(1) informing the Paying Agent that 2008A Bonds have not been remarketed, the Paying Agent shall give notice by telephone, telegram, telecopy or other similar communication to the Company and the Bank, specifying the principal amount of 2008A Bonds as to which the Remarketing Agent has not found a purchaser at that time.

(3) Remarketing Agent Notice of Amounts to be Drawn Under Letter of Credit Facility.  Prior to 10:00 a.m. on the second Business Day immediately preceding the Purchase Date for purchase of tendered 2008A Bonds pursuant to Section 2B.2(a), the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Paying Agent, the Company and the Bank specifying the amounts of principal and interest, if any, representing the purchase price of such 2008A Bonds, which the Remarketing Agent does not hold, for the benefit of the persons entitled to receive such purchase price, at the time such notice is given.

(4) At or before 12:00 noon on the Business Day prior to the Purchase Date for the purchase of 2008A Bonds pursuant to Section 2B.2(a), the Remarketing Agent shall give notice to the Paying Agent by telephone (promptly confirmed in writing) of the names, addresses and taxpayer identification numbers of the purchasers and the denominations of 2008A Bonds to be delivered to each purchaser and the payment instructions for regularly scheduled interest payments.

(e) Payment of Remarketing Proceeds.  The Remarketing Agent shall cause to be paid to the Paying Agent by 11:00 a.m. on the Purchase Date for purchase of 2008A Bonds pursuant to Section 2B.2(a) all amounts then held by the Remarketing Agent representing proceeds of the remarketing of such 2008A Bonds, such payment to be made in immediately available funds.  All such remarketing proceeds received by the Paying Agent shall be deposited in the Remarketing Proceeds Purchase Account and applied by the Paying Agent pursuant to this Article.

(f) Drawings on Letter of Credit Facility for Purchase Price.  If a Letter of Credit Facility is in effect, following receipt by the Paying Agent of the notice set forth in Section 2B.2(d)(3), the Paying Agent shall draw on the Purchase Date the amounts set forth in such notice as not being held by the Remarketing Agent under such Letter of Credit Facility in order for the Paying Agent to make timely payments of purchase price of 2008A Bonds subject to mandatory tender pursuant to Section 2B.2(a) from remarketing proceeds or moneys drawn under such Letter of Credit Facility.  In the absence of such notice, the Paying Agent shall be deemed to have received notice from the Remarketing Agent specifying that no portion of the purchase price of such 2008A Bonds is held by the Remarketing Agent, in which case the Paying Agent shall draw the entire amount thereof under such Letter of Credit Facility.  Before 11:00 a.m. on the Purchase Date for purchase of 2008A Bonds pursuant to Section 2B.2(a), the Paying Agent shall take all action necessary to draw on such Letter of Credit Facility in accordance with Section 2B.5(a) hereof the amounts specified (or deemed specified) for receipt by the Paying Agent on such Purchase Date.  The Paying Agent shall deposit into the Letter of Credit Purchase Account and hold uninvested and without liability for interest all such amounts received by the Paying Agent from drawings on the Letter of Credit Facility securing such tendered 2008A Bonds for purchases of the 2008A Bonds pending application of such amounts by the Paying Agent pursuant to this Article.  Any remaining amounts in the applicable subaccount of the Letter of Credit Purchase Account after any application required by Section 2B.2(h) shall be paid over by the Paying Agent to the Bank for the account of the Company as reimbursement for the drawing on the applicable Letter of Credit Facility from which such amounts were derived; provided that the Letter of Credit Facility shall be reinstated to the extent of such reimbursement and the Paying Agent shall take all necessary action on its part pursuant to the Letter of Credit Facility to effect such reinstatement.

(g) Use of Funds in the Company Debt Service Account for Purchase Price.  If sufficient funds for the payment of the purchase price of tendered 2008A Bonds are not provided by draws on the Letter of Credit by 3:00pm, New York City time, on the Purchase Date, then the Paying Agent shall draw funds from the Company Debt Service Account to the extent necessary to pay the purchase price of such tendered 2008A Bonds in full.

(h) Payments of Purchase Price by Paying Agent.  The Paying Agent shall pay the purchase price of 2008A Bonds tendered pursuant to this Section to the selling Owners thereof at its Payment Office not later than 5:00 p.m. on the later of (i) the Purchase Date for the purchase of such 2008A Bonds or (ii) the date of surrender of such 2008A Bonds to the Paying Agent properly endorsed for transfer in blank and with all signatures guaranteed to the satisfaction of the Paying Agent.  Such payments shall be made in immediately available funds, but solely from the following sources in the order of priority indicated, neither the Issuer, the Trustee, the Paying Agent nor the Remarketing Agent having an obligation to use funds from any other source:

(1) moneys held in the Remarketing Proceeds Purchase Account representing proceeds of the remarketing of the 2008A Bonds pursuant to Section 2B.2(b) to any person other than the Issuer, the Company or any Affiliate;

(2) moneys held in the Letter of Credit Purchase Account representing proceeds of a drawing by the Paying Agent under the Letter of Credit Facility for such purpose; and

(3) moneys held in the Company Debt Service Account.

If sufficient funds are not available for the purchase of all tendered 2008A Bonds, no purchase shall be consummated.

(i) Registration and Delivery of Tendered or Purchased 2008A Bonds.  On the Purchase Date for the purchase of tendered 2008A Bonds pursuant to this Section, the Paying Agent shall register and deliver (or hold) all 2008A Bonds purchased on such date as follows:

(1) 2008A Bonds remarketed by the Remarketing Agent shall be registered and made available to the Remarketing Agent or the purchasers thereof (by overnight mail or similar service) in accordance with the written instructions of the Remarketing Agent; and

(2) 2008A Bonds purchased with proceeds of a drawing on the Letter of Credit Facility shall be Pledged Bonds and shall be pledged and assigned to the Bank in accordance with the Reimbursement Agreement.

(j) Delivery of 2008A Bonds: Effect of Failure to Surrender 2008A Bonds.  All 2008A Bonds to be purchased on the Purchase Date shall be delivered to the Payment Office of the Paying Agent for receipt at or before 11:00 a.m. on such date.  If the Owner of any 2008A Bond that is subject to purchase pursuant to this Section fails to deliver such 2008A Bond to the Paying Agent for purchase on the Purchase Date, and if the Paying Agent is in receipt of the purchase price therefor, such 2008A Bond shall nevertheless be deemed tendered and purchased on the Purchase Date fixed for the purchase thereof, and registration of the ownership of such 2008A Bond shall be transferred to the purchaser thereof as provided in Section 2B.2(i). Any Owner who so fails to deliver such 2008A Bond for purchase on (or before) the Purchase Date (1) shall have no further rights thereunder, except the right to receive the purchase price thereof upon presentation and surrender of such 2008A Bond to the Paying Agent properly endorsed for transfer in blank and with all signatures guaranteed to the satisfaction of the Paying Agent and (2) shall thereafter hold such 2008A Bond as agent for the Paying Agent.  The Paying Agent shall, as to any tendered 2008A Bonds which have not been delivered to it ("Undelivered 2008A Bonds"), (i) promptly notify the Remarketing Agent of such non-delivery and (ii) place a stop transfer against such 2008A Bonds until they are delivered to the Paying Agent.  Upon such delivery, the Paying Agent shall make any necessary adjustments to the Bond Register.  The Paying Agent shall hold moneys representing the purchase price of Undelivered 2008A Bonds in one or more separate accounts or subaccounts for the sole benefit of the former Owner(s) of such Undelivered 2008A Bonds.

Section 2B.3.  Mandatory Tender for Purchase Upon Letter of Credit Facility Expiration, Replacement or Termination Due to Default.

(a) Mandatory Tender Upon Expiration, Replacement or Termination Due to Default.  In the event the Company has elected to provide a Letter of Credit Facility for the 2008A Bonds, the 2008A Bonds shall be subject to mandatory tender for purchase on (1) the Interest Payment Date  immediately preceding the expiration date of the Letter of Credit Facility then in effect but not less than five days before such expiration date (or if such Interest Payment Date is not a Business Day, the Business Day next following such Interest Payment Date) in the event such Letter of Credit Facility shall not have been extended effective on or before such Interest Payment Date in accordance with Section 2C.6, (2) the date of replacement of the Letter of Credit Facility with an Alternate Credit Facility pursuant to Section 2C.7 or (3) the date specified by the Bank in a written notice to the Trustee, the Paying Agent, the Remarketing Agent and the Company (or if such date is not a Business Day, the next succeeding Business Day) stating that an Event of Termination, as defined in the Letter of Credit Facility, has occurred and is continuing and the Bank has exercised its option to terminate the Letter of Credit Facility (except as otherwise provided in Section 2B.7 hereof, in which event the 2008A Bonds will not be subject to mandatory tender for purchase).  Any such mandatory purchase shall be at a purchase price equal to the principal amount thereof plus accrued interest (if any); provided that if the 2008A Bonds are subject to mandatory tender pursuant to Section 2B.2 on a date coinciding with the Interest Payment Date on which the 2008A Bonds would otherwise be subject to mandatory tender pursuant to this Section, then mandatory tender for purchase shall be made pursuant to Section 2B.2 for purposes of this Indenture and the 2008A Bonds.  Each of the dates for purchase set forth in this Section 2B.3(a)(1), (2) and (3) above shall be a "mandatory tender date".

(b) Notice to Registered Owners.  On or before the 20th day prior to any mandatory tender date, unless in the case of a mandatory tender for purchase pursuant to Section 2B.3(a)(1) above the Letter of Credit Facility shall have been extended in compliance with the conditions of Section 2C.6, the Paying Agent shall promptly give notice of mandatory tender for purchase pursuant to this Section by first-class mail to the Owners of all 2008A Bonds.  Such notice shall state that all Outstanding 2008A Bonds are subject to mandatory tender for purchase pursuant to the provisions thereof and of this Section in anticipation of the expiration, replacement or termination of the Letter of Credit Facility and will be purchased on the mandatory tender date (which date shall be set forth in such notice) by payment of a purchase price equal to the principal amount thereof plus accrued interest (if any).

(c) No Remarketing.  Anything in this Indenture to the contrary notwithstanding, the Remarketing Agent shall have no obligation to remarket 2008A Bonds for purchase after notice of mandatory tender has been given pursuant to Section 2B.3(b) with respect to mandatory purchase under Section 2B.3(a)(1) or (3) unless such Letter of Credit Facility is being replaced with an Alternate Credit Facility or the Company has agreed to provide liquidity for the 2008A Bonds itself in accordance with Section 2C.1 hereof.

(d) Remarketing of 2008A Bonds.  The Remarketing Agent shall use its reasonable best efforts to find purchasers for and arrange for the sale on the respective Purchase Date of all 2008A Bonds subject to mandatory tender for purchase pursuant to Section 2B.3(a)(2) (or, in the case of a mandatory tender for purchase pursuant to Section 2B.3(a)(1) or (3), if the Letter of Credit Facility is being replaced with an Alternate Credit Facility, Section 2B.3(a)(1) or (3)) at a price equal to 100% of the principal amount thereof plus accrued interest thereon (if any), provided that (i) no 2008A Bonds shall be remarketed by the Remarketing Agent to the Company or an Affiliate or to the Issuer or to an affiliate of the Issuer, and (ii) the Letter of Credit Facility coverage requirements of this Indenture shall be satisfied.  The terms of any sale arranged by the Remarketing Agent shall provide for the payment of the Purchase Price to the Paying Agent of the 2008A Bonds in immediately available funds at or before 11:00 a.m. on the Purchase Date.

(e) Certain Notices by Remarketing Agent.  The Remarketing Agent shall give the following notices:

(1) Notice by Remarketing Agent of Remarketed 2008A Bonds.  At or before 3:00 p.m. on the third Business Day immediately preceding the Purchase Date for purchase of 2008A Bonds pursuant to Section 2B.3(a)(2) (or, in the case of a mandatory tender for purchase pursuant to Section 2B.3(a)(1) or (3), if the Letter of Credit Facility is being replaced with an Alternate Credit Facility, Section 2B.3(a)(1) or (3)), the Remarketing Agent shall give notice by telephone, telegram, telecopy, telex or other similar communication to the Paying Agent, the Company and the Bank of (i) the principal amount of 2008A Bonds which have been remarketed and (ii) the principal amount of 2008A Bonds, if any, which have not been remarketed.

(2) Notice by Paying Agent of 2008A Bonds Not Remarketed.  Not later than 5:00 p.m. on the date of receipt of any notice pursuant to Section 2B.3(e)(1) informing the Paying Agent that 2008A Bonds have not been remarketed, the Paying Agent shall give notice by telephone, telegram, telecopy or other similar communication to the Company and the Bank, specifying the principal amount of 2008A Bonds as to which the Remarketing Agent has not found a purchaser at that time.

(3) Remarketing Agent Notice of Amounts to be Drawn Under Letter of Credit Facility.  Prior to 10:00 a.m. on the second Business Day immediately preceding the Purchase Date for purchase of tendered 2008A Bonds pursuant to Section 2B.3(a)(2) (or, in the case of a mandatory tender for purchase pursuant to Section 2B.3(a)(1) or (3), if the Letter of Credit Facility is being replaced with an Alternate Credit Facility, Section 2B.3(a)(1) or (3)), the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Paying Agent, the Company and the Bank specifying the amounts of principal and interest, if any, representing the purchase price of such 2008A Bonds, which the Remarketing Agent does not hold, for the benefit of the persons entitled to receive such purchase price, at the time such notice is given.

(4) Remarketing Agent Notice of Bond Purchasers.  At or before 12:00 noon on the Business Day prior to the Purchase Date for the purchase of 2008A Bonds pursuant to Section 2B.3(a)(2) (or, in the case of a mandatory tender for purchase pursuant to Section 2B.3(a)(1) or (3), if the Letter of Credit Facility is being replaced with an Alternate Credit Facility, Section 2B.3(a)(1) or (3)), the Remarketing Agent shall give notice to the Paying Agent by telephone (promptly confirmed in writing) of the names, addresses and taxpayer identification numbers of the purchasers and the denominations of 2008A Bonds to be delivered to each purchaser and the payment instructions for regularly scheduled interest payments.

(f) Payment of Remarketing Proceeds.  The Remarketing Agent shall cause to be paid to the Paying Agent by 11:00 a.m. on the Purchase Date for purchase of 2008A Bonds pursuant to Section 2B.3(a)(2) (or, in the case of a mandatory tender for purchase pursuant to Section 2B.3(a)(1) or (3), if the Letter of Credit Facility is being replaced with an Alternate Credit Facility, Section 2B.3(a)(1) or (3)) all amounts then held by the Remarketing Agent representing proceeds of the remarketing of such 2008A Bonds, such payment to be made in immediately available funds.  All such remarketing proceeds received by the Paying Agent shall be deposited in the Remarketing Proceeds Purchase Account and applied by the Paying Agent pursuant to this Article.

(g) Drawings on Letter of Credit Facility for Purchase Price.  Following receipt of the notice specified in Section 2B.3(e)(3), the Paying Agent shall in accordance with Section 2B.5(a) draw on the Purchase Date the amounts set forth in such notice as not then held by the Remarketing Agent (except to the extent such amounts are then held by the Paying Agent) under the Letter of Credit Facility before 11:00 a.m. on the Purchase Date, for receipt by the Paying Agent on such day for the purchase of 2008A Bonds pursuant to this Section.  The proceeds of such drawing shall be deposited into the Letter of Credit Purchase Account for use to the extent necessary to effect such purchase of 2008A Bonds.  In the absence of such notice, the Paying Agent shall be deemed to have received notice from the Remarketing Agent specifying that no portion of the purchase price of such 2008A Bonds is held by the Remarketing Agent, in which case the Paying Agent shall draw the entire amount thereof under the Letter of Credit Facility.

(h) Use of Funds in the Company Debt Service Account for Purchase Price.  If sufficient funds for the payment of the purchase price of tendered 2008A Bonds are not provided by draws on the Letter of Credit by 3:00pm, New York City time, on the Purchase Date, then the Paying Agent shall draw funds from the Company Debt Service Account to the extent necessary to pay the purchase price of such tendered 2008A Bonds in full.

(i) Payments of Purchase Price by Paying Agent.  The Paying Agent shall pay the purchase price of 2008A Bonds tendered for purchase pursuant to this Section to the selling Owners thereof at its Payment Office not later than 5:00 p.m. on the later of (i) the Purchase Date for the purchase of such 2008A Bonds or (ii) the date of surrender of such 2008A Bonds to the Paying Agent properly endorsed for transfer in blank and with all signatures guaranteed to the satisfaction of the Paying Agent.  Such payments shall be made in immediately available funds, but solely from the following sources in the order of priority indicated, neither the Issuer, the Trustee nor the Paying Agent having an obligation to use funds from any other source:

(1) moneys in the Remarketing Proceeds Purchase Account representing proceeds of the remarketing of the 2008A Bonds pursuant to Section 2B.3(d) to any person other than the Issuer, the Company or any Affiliate, which shall be applied as provided in such section;

(2) moneys in the Letter of Credit Purchase Account representing proceeds of a drawing by the Paying Agent under the Letter of Credit Facility pursuant to Section 2B.3(g), which shall be applied as provided in such Section; and

(3) moneys in the Company Debt Service Account.

(j) Registration and Delivery of Tendered or Purchased 2008A Bonds.  On the Purchase Date for the purchase of 2008A Bonds pursuant to this Section, the Paying Agent shall register and make available all 2008A Bonds purchased on such date as follows:

(1) 2008A Bonds remarketed by the Remarketing Agent shall be registered and made available to the Remarketing Agent or the purchaser thereof (by overnight mail or similar service) in accordance with the written instructions of the Remarketing Agent; and

(2) 2008A Bonds purchased with proceeds of a drawing on the Letter of Credit Facility for which the Bank has not been reimbursed shall be Pledged Bonds and shall be pledged and assigned to the Bank  in accordance with the Reimbursement Agreement.

(k) Delivery of 2008A Bonds: Effect of Failure to Surrender 2008A Bonds.  All 2008A Bonds to be purchased on the mandatory purchase date shall be delivered to the Office of the Paying Agent for receipt at or before 11:00 a.m. on such date.  If the Owner of any 2008A Bond that is subject to purchase pursuant to this Section fails to deliver such 2008A Bond to the Paying Agent for purchase on the Purchase Date, and if the Paying Agent is in receipt of the purchase price therefor, such 2008A Bond shall nevertheless be deemed tendered and purchased on the Purchase Date fixed for the purchase thereof and registration of the ownership of such 2008A Bond shall be transferred to the purchaser thereof as provided in Section 2B.3(j).  Any Owner who so fails to deliver such 2008A Bond for purchase on (or before) the Purchase Date (1) shall have no further rights thereunder, except the right to receive the purchase price thereof upon presentation and surrender of such 2008A Bond to the Paying Agent properly endorsed for transfer in blank and with all signatures guaranteed to the satisfaction of the Paying Agent and (2) shall thereafter hold such 2008A Bond as agent for the Paying Agent.  The Paying Agent shall, as to any tendered 2008A Bonds which have not been delivered to it ("Undelivered 2008A Bonds"), place a stop transfer against such 2008A Bonds until they are delivered to the Paying Agent.  Upon such delivery, the Paying Agent shall make any necessary adjustments to the Bond Register.  The Paying Agent shall hold moneys representing the purchase price of Undelivered 2008A Bonds in one or more separate accounts or subaccounts for the sole benefit of the former Owner(s) of such Undelivered 2008A Bonds.

Section 2B.4.  Mandatory Tender and Purchase Upon Provision or Termination of Letter of Credit Facility.

(a) Mandatory Tender and Purchase.  In the event the Trustee receives written notice from the Bank stating that an event of default has occurred under the Reimbursement Agreement, the 2008A Bonds shall be subject to mandatory tender and purchase on the effective date of the new Letter of Credit Facility or the termination of the existing Letter of Credit Facility (as applicable).

(b) Notice to Registered Owners.  Upon receipt of written notice from the Company of the action to be undertaken, the Paying Agent shall promptly give notice of mandatory tender for purchase pursuant to this Section by first-class mail to the Owners of all 2008A Bonds at least 30 days prior to the effective date of the new Letter of Credit Facility or the termination of the existing Letter of Credit Facility (as applicable).  Such notice shall state that all Outstanding 2008A Bonds are subject to mandatory tender for purchase pursuant to the provisions thereof and of this Section in anticipation of the provision of a Letter of Credit Facility or the termination of the existing Letter of Credit Facility securing the 2008A Bonds (as applicable) and will be purchased on the mandatory tender date (which date shall be set forth in such notice) by payment of a purchase price equal to the principal amount thereof plus accrued interest (if any).

(c) Remarketing.  The Remarketing Agent shall use its reasonable best efforts to find purchasers for and arrange for the sale on the respective Purchase Date of all 2008A Bonds subject to mandatory tender for purchase pursuant to Section 2B.4(a) at a price equal to 100% of the principal amount thereof plus accrued interest thereon (if any), provided that (i) no 2008A Bonds shall be remarketed by the Remarketing Agent to the Company or an Affiliate or to the Issuer or an affiliate of the Issuer, and (ii) the Letter of Credit Facility coverage requirements of this Indenture shall be satisfied.  The terms of any sale arranged by the Remarketing Agent shall provide for the payment of the Purchase Price to the Paying Agent of the 2008A Bonds in immediately available funds at or before 11:00 a.m. on the Purchase Date.

(d) Certain Notices by Remarketing Agent.  The Remarketing Agent shall give the following notices:

(1) Notice by Remarketing Agent of Remarketed 2008A Bonds.  At or before 3:00 p.m. on the third Business Day immediately preceding the Purchase Date for purchase of 2008A Bonds pursuant to Section 2B.4(a), the Remarketing Agent shall give notice by telephone, telegram, telecopy, telex or other similar communication to the Paying Agent, the Company and the Bank of (i) the principal amount of 2008A Bonds which have been remarketed and (ii) the principal amount of 2008A Bonds, if any, which have not been remarketed.

(2) Notice by Paying Agent of 2008A Bonds Not Remarketed.  Not later than 5:00 p.m. on the date of receipt of any notice pursuant to Section 2B.4(d) informing the Paying Agent that 2008A Bonds have not been remarketed, the Paying Agent shall give notice by telephone, telegram, telecopy or other similar communication to the Company and the Bank, specifying the principal amount of 2008A Bonds as to which the Remarketing Agent has not found a purchaser at that time.

(3) Remarketing Agent Notice of Amounts to be Drawn Under Letter of Credit Facility.  Prior to 10:00 a.m. on the second Business Day immediately preceding the Purchase Date for purchase of tendered 2008A Bonds pursuant to Section 2B.4(a), the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Paying Agent, the Company and the Bank specifying the amounts of principal and interest, if any, representing the purchase price of such 2008A Bonds, which the Remarketing Agent does not hold, for the benefit of the persons entitled to receive such purchase price, at the time such notice is given.  In the absence of such notice, the Paying Agent and the Company shall be deemed to have received notice from the Remarketing Agent specifying that no portion of the purchase price of such 2008A Bonds is held by the Remarketing Agent.

(4) At or before 12:00 noon on the Business Day prior to the Purchase Date for the purchase of 2008A Bonds pursuant to Section 2B.4(a), the Remarketing Agent shall give notice to the Paying Agent by telephone (promptly confirmed in writing) of the names, addresses and taxpayer identification numbers of the purchasers and the denominations of 2008A Bonds to be delivered to each purchaser and the payment instructions for regularly scheduled interest payments.

(e) Payment of Remarketing Proceeds.  The Remarketing Agent shall cause to be paid to the Paying Agent by 11:00 a.m. on the Purchase Date for purchase of 2008A Bonds pursuant to Section 2B.4(a) all amounts then held by the Remarketing Agent representing proceeds of the remarketing of such 2008A Bonds, such payment to be made in immediately available funds.  All such remarketing proceeds received by the Paying Agent shall be deposited in the Remarketing Proceeds Purchase Account and applied by the Paying Agent pursuant to this Article.

(f) Drawings on Letter of Credit Facility for Purchase Price.  If a Letter of Credit Facility is then in effect with respect to the 2008A Bonds, following receipt by the Paying Agent of the notice described in Section 2B.4(d)(3), the Paying Agent shall in accordance with Section 2B.5(a) draw on the Letter of Credit Facility on the Purchase Date with respect to the 2008A Bonds subject to mandatory tender before 11:00 a.m. on the Purchase Date, for receipt by the Paying Agent on such day for the purchase of 2008A Bonds pursuant to this Section, an amount equal to the amount stated in such notice as not being held by the Remarketing Agent (except to the extent any such amounts are then held by the Paying Agent) constituting the mandatory tender purchase price of such 2008A Bonds.  In the absence of such notice, the Paying Agent and the Company shall be deemed to have received notice from the Remarketing Agent specifying that no portion of the purchase price of such 2008A Bonds is held by the Remarketing Agent.  The proceeds of such drawing shall be deposited into the Letter of Credit Purchase Account for use to the extent necessary to effect the purchase of 2008A Bonds subject to mandatory tender.

(g) Use of Funds in the Company Debt Service Account for Purchase Price.  If sufficient funds for the payment of the purchase price of tendered 2008A Bonds are not provided by draws on the Letter of Credit by 3:00pm, New York City time, on the Purchase Date, then the Paying Agent shall draw funds from the Company Debt Service Account to the extent necessary to pay the purchase price of such tendered 2008A Bonds in full.

(h) Payments of Purchase Price by Paying Agent.  The Paying Agent shall pay the purchase price of 2008A Bonds tendered for purchase pursuant to this Section to the selling Owners thereof at its Payment Office not later than 5:00 p.m. on the later of (i) the Purchase Date for the purchase of such 2008A Bonds or (ii) the date of surrender of such 2008A Bonds to the Paying Agent properly endorsed for transfer in blank and with all signatures guaranteed to the satisfaction of the Paying Agent.  Such payments shall be made in immediately available funds, but solely from the following sources in the order of priority indicated, neither the Issuer, the Trustee nor the Paying Agent having an obligation to use funds from any other source:

(1) moneys in the Remarketing Proceeds Purchase Account representing proceeds of the remarketing of the 2008A Bonds pursuant to Section 2B.4(c), which shall be applied as provided in Section 2B.4(e);

(2) moneys in the Letter of Credit Purchase Account representing proceeds of a drawing by the Paying Agent under the Letter of Credit Facility with respect to tendered 2008A Bonds, which shall be applied as provided pursuant to Section 2B.4(f); and

(3) moneys in the Company Debt Service Account.

(i) Registration and Delivery of Tendered or Purchased 2008A Bonds.  On the Purchase Date for the purchase of 2008A Bonds pursuant to this Section, the Paying Agent shall register and make available all 2008A Bonds purchased on such date as follows:

(1) 2008A Bonds remarketed by the Remarketing Agent shall be registered and made available to the Remarketing Agent or the purchaser thereof (by overnight mail or similar service) in accordance with the written instructions of the Remarketing Agent; and

(2) 2008A Bonds purchased with proceeds of a drawing on the Letter of Credit Facility for which the Bank has not been reimbursed shall be Pledged Bonds and shall be pledged and assigned to the Bank in accordance with the Reimbursement Agreement.

(j) Delivery of 2008A Bonds: Effect of Failure to Surrender 2008A Bonds.  All 2008A Bonds to be purchased on the mandatory purchase date shall be delivered to the Payment Office of the Paying Agent for receipt at or before 11:00 a.m. on such date.  If the Owner of any 2008A Bond that is subject to purchase pursuant to this Section fails to deliver such 2008A Bond to the Paying Agent for purchase on the Purchase Date, and if the Paying Agent is in receipt of the purchase price therefor, such 2008A Bond shall nevertheless be deemed tendered and purchased on the Purchase Date fixed for the purchase thereof and registration of the ownership of such 2008A Bond shall be transferred to the purchaser thereof as provided in Section 2B.4(i).  Any Owner who so fails to deliver such 2008A Bond for purchase on (or before) the Purchase Date (1) shall have no further rights thereunder, except the right to receive the purchase price thereof upon presentation and surrender of such 2008A Bond to the Paying Agent properly endorsed for transfer in blank and with all signatures guaranteed to the satisfaction of the Paying Agent and (2) shall thereafter hold such 2008A Bond as agent for the Paying Agent.  The Paying Agent shall, as to any tendered 2008A Bonds which have not been delivered to it ("Undelivered 2008A Bonds"), place a stop transfer against such 2008A Bonds until they are delivered to the Paying Agent.  Upon such delivery, the Paying Agent shall make any necessary adjustments to the Bond Register.  The Paying Agent shall hold moneys representing the purchase price of Undelivered 2008A Bonds in one or more separate accounts or subaccounts for the sole benefit of the former Owner(s) of such Undelivered 2008A Bonds.

Section 2B.5.  Drawings on Letter of Credit Facility: 2008A Bonds Purchased with Proceeds of Letter of Credit Facility.

The following provisions shall apply if a Letter of Credit Facility is in effect:

(a) Drawings on the Letter of Credit Facility.  Before 11:00 a.m. on each Purchase Date described in Sections 2B.1, 2B.2, 2B.3 and 2B.4 hereof, the Paying Agent shall present the requisite draft and certificate for a drawing on the Letter of Credit Facility securing the 2008A Bonds that are subject to optional or mandatory tender, if any, then held by the Paying Agent, such drawing to include interest on such tendered 2008A Bonds to the Purchase Date so as to receive the proceeds of such drawing at or before 3:00 p.m. on such day, to pay principal of, premium, if any, on (but only to the extent such Letter of Credit Facility permits application to such premium) and interest on the 2008A Bonds to be purchased on such Purchase Date pursuant to Sections 2B.1, 2B.2, 2B.3 and 2B.4 hereof as to which the Remarketing Agent has given notice are not remarketed and to be purchased on such Purchase Date.  By 5:00 p.m. on each date it presents the requisite documents for a drawing on the Letter of Credit Facility securing the tendered 2008A Bonds, the Paying Agent shall give notice to the Company by telephone, promptly confirmed in writing, of the amount so drawn.

(b) Pledged Bonds.  Any 2008A Bonds purchased with proceeds of a drawing on the Letter of Credit Facility pursuant to this Article shall be pledged and assigned to the Bank in accordance with the Reimbursement Agreement.

(c) Remarketing of Pledged Bonds.  Subject to the limitations of Sections 2B.1(d), 2B.2(b) 2B.3(c) and (d) and 2B.4(c), the Remarketing Agent shall continue to use its best efforts to arrange for the sale of any Pledged Bonds, subject to the reinstatement of the Letter of Credit Facility with respect to the drawings with which such 2008A Bonds were purchased, at a price equal to the principal amount thereof plus accrued interest (if any).

(d) Notice of Remarketing.  On or prior to each Business Day on which any Pledged Bonds that are successfully remarketed by the Remarketing Agent are to be purchased, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Paying Agent, the Company and the Bank specifying:

(1) the Business Day on which such purchase will take place and the principal amount of Pledged Bonds successfully remarketed by the Remarketing Agent, and

(2) to the Paying Agent only, the names, addresses and tax identification numbers of the proposed purchasers thereof, the denominations of 2008A Bonds to be delivered to each purchaser and, if available, the payment instructions for regularly scheduled interest payments.

(e) Delivery of Remarketed Pledged Bonds and Proceeds Thereof.  Upon receipt of Bank’s written confirmation of reinstatement of the Letter of Credit Facility relating to Pledged Bonds as described in Section (b) and the sale of Pledged Bonds arranged by the Remarketing Agent, the Paying Agent shall make available (i) such 2008A Bonds to the Remarketing Agent for redelivery to the purchasers thereof and (ii) the proceeds of such sale to the Bank to the extent of any unpaid obligation under the Letter of Credit Facility for the prior drawing made by the Paying Agent on the Letter of Credit Facility in respect of the purchase of such 2008A Bonds.

Section 2B.6.  [Reserved].

Section 2B.7.  No Tenders in Certain Circumstances.

Anything in this Indenture to the contrary notwithstanding, there shall be no optional or mandatory tenders of 2008A Bonds pursuant to this Article if there shall have occurred any Event of Default in respect of which the principal of all Outstanding 2008A Bonds shall have been declared immediately due and payable pursuant to Section 7.2 and such declaration shall not have been annulled, stayed or otherwise suspended.

Section 2B.8.  Inadequate Funds for Tenders.

If the funds available for purchases of 2008A Bonds pursuant to this Article are inadequate for the purchase of all 2008A Bonds tendered on any purchase date pursuant to this Article, the Paying Agent shall, after any applicable grace period:  (a) return all tendered 2008A Bonds to the Owners thereof, (b) return all moneys received for the purchase of such 2008A Bonds (other than moneys provided by the Company and other than Letter of Credit Facility proceeds, unless the Letter of Credit Facility is reinstated with respect thereto) to the persons providing such moneys; and (c) notify the Trustee of the return of such 2008A Bonds and moneys and the failure to make payment for tendered 2008A Bonds.

ARTICLE IIC
LETTER OF CREDIT AND LETTER OF CREDIT FACILITY

Section 2C.1.   Letter of Credit.

(a)           The 2008A Bonds initially are covered by the Initial Letter of Credit issued by the Initial LOC Bank which also constitutes the Letter of Credit Facility.  The Letter of Credit shall be an irrevocable obligation of the Bank to pay to the Paying Agent, upon request made with respect to the 2008A Bonds and in accordance with the terms thereof, (i) amounts sufficient to pay the principal and interest due on the 2008A Bonds in accordance with this Indenture; and (ii) up to (x) an amount equal to the aggregate principal amount of the Outstanding 2008A Bonds sufficient to pay the principal portion of the purchase price of 2008A Bonds tendered for purchase pursuant to this Indenture to the extent remarketing proceeds are not available for such purpose, plus (y) an amount equal to 47 days' accrued interest on the 2008A Bonds at a maximum rate of 12% per annum (based on a 365-day year) while the 2008A Bonds are in the Daily Mode, the Weekly Mode or the Monthly Mode (or 193 days' accrued interest at a rate equal to the actual Term Rate as the same shall be fixed immediately prior to the Conversion Date (based on a 360-day year) while the 2008A Bonds are in a Term Mode) to pay the accrued interest portion of the purchase price of the 2008A Bonds tendered for purchase pursuant to this Indenture to the extent remarketing proceeds are not available for such purpose.  The Paying Agent will not be entitled to draw on the Letter of Credit with respect to Pledged Bonds unless the Letter of Credit so provides.  Each original Letter of Credit shall provide that the Bank's obligation under such Letter of Credit will be reduced to the extent of any drawing thereunder, subject to reinstatement as described therein.

Section 2C.2.  Drawings on Letter of Credit and Letter of Credit Facility.

The Paying Agent shall draw moneys under the Letter of Credit in accordance with the terms thereof to the extent necessary to make timely payments of principal and interest on the 2008A Bonds.  The proceeds of such drawings shall be deposited in the Debt Service Fund in accordance with Section 3.2 hereof.  The Paying Agent shall draw moneys under the Letter of Credit Facility to make timely payments of the purchase price required to be made pursuant to, and in accordance with, Article IIB.  The proceeds of such drawings shall be deposited in the Letter of Credit Purchase Account.

Section 2C.3.  Reduction.

In each case that 2008A Bonds are redeemed or deemed to have been paid pursuant to Section 10.1, the Paying Agent shall take such action as may be permitted under the Letter of Credit Facility to reduce the amount available thereunder (a) while the 2008A Bonds are in the Daily Mode, Weekly Mode or Monthly Mode to an amount equal to the principal amount of the Outstanding 2008A Bonds, plus 47 days' interest on such principal amount computed at 12% per annum based on a 365-day year, and (b) while the 2008A Bonds are in a Term Mode, to an amount equal to the principal amount of the Outstanding 2008A Bonds, plus 193 days' interest thereon computed at the actual Term Rate then in effect, based on a 360-day year.

Section 2C.4.  Expiration.

Unless all of the conditions of Section 2C.6 or Section 2C.7 have been met by the times specified therein prior to the expiration of a Letter of Credit Facility, the Paying Agent shall take all action necessary to call the 2008A Bonds secured by such Letter of Credit Facility for mandatory tender for purchase pursuant to Section 2B.3, by reason of the expiration of the Letter of Credit Facility, on the Interest Payment Date preceding such expiration date but not less than five days before such expiration date.  Notice of the expiration of a Letter of Credit Facility shall be given by the Paying Agent to the Rating Service and to the Issuer.

Section 2C.5.  [Reserved.]

Section 2C.6.  Extension.

The Company may arrange to extend the term of a Letter of Credit Facility, provided that the extended Letter of Credit Facility shall meet the requirements of Sections 2A.5 and 2B.2(c) above, as applicable.  The Company shall give the Paying Agent and the Trustee and the Issuer written notice of such extension no later than 45 days preceding the Interest Payment Date immediately preceding the expiration date of the Letter of Credit Facility, and shall cause the Bank's written amendment effecting such extension to be delivered to the Paying Agent no later than 20 days immediately preceding the Interest Payment Date next preceding the expiration date of the existing Letter of Credit Facility.  Nothing herein shall imply that the Bank is under any obligation to grant any such extension.

Section 2C.7.  Replacement with Alternate Credit Facility.

(a)           Upon satisfaction of the conditions set forth in this Section, the Company may, at the close of business on any Interest Payment Date or, if the 2008A Bonds are in a Monthly Mode or a Term Mode, on any Conversion Date prior to the expiration of a Letter of Credit Facility, replace such Letter of Credit Facility with an Alternate Credit Facility which shall have terms which are the same in all material respects (except as to Expiration Date and except any changes pursuant to this Indenture with respect to interest or premium coverage in connection with a concurrent interest rate reset or conversion) as the current Letter of Credit, which shall have an Expiration Date that is not less than one year from the date of its delivery and not sooner than the Expiration Date of the current Letter of Credit then in effect.

(b)           Prior to the replacement of any Letter of Credit Facility, the following conditions shall have been met:

(1) The Trustee and the Paying Agent and the Issuer shall have received from the Company written notice of such replacement and the effective date thereof no later than 45 days (or such shorter time as may be agreed to by the Company, the Trustee, the Paying Agent and the Remarketing Agent) preceding such replacement date;

(2) The Trustee and the Paying Agent and the Issuer shall have received the following no later than 25 days preceding the effective date of such replacement:

(i) An opinion of Counsel for the issuer of the Alternate Credit Facility (which opinion is to be delivered upon the issuance of the Alternate Credit Facility) that such Alternate Credit Facility constitutes a legal, valid and binding obligation of the issuer in accordance with its terms;

(ii) A Favorable Opinion of Bond Counsel with respect to such replacement; and

(iii) Written confirmation from the issuer of the Alternate Credit Facility that it will deliver the original Alternate Credit Facility no later than the effective date of such replacement;

(3) The Paying Agent shall have received the original replacement Letter of Credit Facility no later than the effective date of such replacement;

(4) The requirements of Section 2B.3 above as to mandatory tender for purchase of 2008A Bonds secured by the Letter of Credit Facility being replaced shall have been met; and

(5) The issuer of the Alternate Credit Facility shall have agreed to purchase, and shall purchase on or before the replacement date, from the Bank which issued the Letter of Credit Facility being replaced any 2008A Bonds that are Pledged Bonds at a price equal to the principal amount thereof plus accrued unpaid interest thereon (if any) at the Bank Rate.

(c)           Upon receipt by the Paying Agent of the Alternate Credit Facility and satisfaction of all other conditions set forth in Section 2C.7(b)(2), the Paying Agent shall immediately notify the issuer of the Letter of Credit Facility being replaced that such Letter of Credit Facility will be replaced by an Alternate Credit Facility.  On the effective date of the replacement of the Letter of Credit Facility, the replaced Letter of Credit Facility shall be promptly surrendered to the issuer thereof for cancellation, provided, however, that the replaced Letter of Credit Facility shall not be surrendered until all draws thereunder shall have been honored and the replacement Alternate Credit Facility shall have been delivered.

Section 2C.8.  Notices of Extension or Replacement.

(a) The Paying Agent shall, at least 20 days prior to the proposed replacement of a Letter of Credit Facility with an Alternate Credit Facility pursuant to Section 2C.7, give notice thereof to the Owners of the 2008A Bonds by mailing notice to the Owners of such 2008A Bonds.

(b) The Paying Agent shall, within 30 days after the extension of the term of a Letter of Credit Facility pursuant to Section 2C.6, give notice thereof by mailing written notice to the Owners of the 2008A Bonds secured by such Letter of Credit Facility.

(c) The Paying Agent shall promptly give notice of any proposed extension or replacement of a Letter of Credit Facility to the Issuer, the Trustee and the Remarketing Agent and to the Rating Service.

Section 2C.9.  Other Liquidity\Credit Enhancement:  No Liquidity Enhancement.

Nothing in this Article IIC shall limit the Company's right to provide other liquidity or credit enhancement (such as a Letter of Credit Facility or a Letter of Credit Facility not meeting the requirements of Section 2C.7) or no liquidity enhancement for the 2008A Bonds if the 2008A Bonds are converted  to a Term Mode for a Term Rate Period, the last day of which is the maturity date of the 2008A Bonds; provided that (a) any such liquidity enhancement shall have administrative provisions reasonably satisfactory to the Trustee and the Paying Agent, and the Company shall have furnished to the Trustee and the Paying Agent a Favorable Opinion of Bond Counsel with respect thereto, (b) the Company may not terminate a Letter of Credit Facility and elect to provide liquidity for the 2008A Bonds itself unless the Bank has consented in writing thereto and the Company shall have furnished to the Trustee and the Paying Agent a Favorable Opinion of Bond Counsel with respect thereto, and (c) in the event the Company elects to terminate the existing Letter of Credit Facility without providing an Alternate Credit Facility, the Company shall purchase, on or before the termination date of the existing Letter of Credit Facility, any 2008A Bonds that are Pledged Bonds at a price equal to the principal amount thereof plus accrued unpaid interest thereon (if any) at the rate determined in accordance with the reimbursement agreement.

ARTICLE IID
THE REMARKETING AGENT

Section 2D.1.   Appointment.

The Issuer hereby appoints PNC Capital Markets, Inc. as Remarketing Agent under this Indenture.  The Remarketing Agent and any successor Remarketing Agent, by written instrument delivered to the Issuer, the Trustee, the Bank, the Paying Agent and the Company, shall accept the duties and obligations imposed on it under this Indenture.

Section 2D.2.  Duties.

In addition to the other obligations imposed on the Remarketing Agent hereunder, the Remarketing Agent shall agree to:

(1) hold all 2008A Bonds delivered to it by the Paying Agent hereunder for delivery to the Owners thereof,

(2) hold all moneys representing the purchase price of 2008A Bonds for delivery to the Paying Agent pursuant hereto for the benefit of the persons entitled to receive the payment of such purchase price; and

(3) keep such books and records as shall be consistent with prudent industry practice and make such books and records available for inspection by the Issuer, the Trustee, the Paying Agent, the Company and the Bank at all reasonable times.

Section 2D.3.  Qualification.

The Remarketing Agent shall at all times be registered as a Municipal Securities Dealer under the Securities Exchange Act of 1934, as amended, and authorized by law to perform its obligations hereunder.

Section 2D.4.  Resignation; Removal.

If at any time the Remarketing Agent is unable or unwilling to act as Remarketing Agent, the Remarketing Agent, upon 60 days' prior written notice to the Issuer, the Trustee, the Paying Agent, the Bank and the Company, may resign.  The Remarketing Agent may be removed at any time by the Issuer, upon the direction of the Company, upon 60 days’ written notice signed by the Issuer and the Company delivered to the Trustee, the Paying Agent, the Remarketing Agent and the Bank; provided that, if the Issuer fails to deliver such notice within 10 days of the date the Company delivers to the Issuer a written direction to do so (with copies to the Remarketing Agent, the Trustee, the Paying Agent and the Bank), then such written notice may be signed and delivered by the Company on its own behalf and as agent for the Issuer.  Upon resignation or removal of the Remarketing Agent, the Company, shall appoint a successor Remarketing Agent meeting the qualifications of Section 2D.3 and reasonably satisfactory to the Bank and the Issuer hereby acknowledges and consents to such appointment.  Upon the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and 2008A Bonds held by it pursuant to Section 2D.2 above to its successor.  In the event that the Company shall fail to appoint a successor Remarketing Agent, upon the resignation or removal of the Remarketing Agent or upon its dissolution, insolvency or bankruptcy, the Issuer shall promptly appoint a successor Remarketing Agent.  Notwithstanding anything contained herein to the contrary, the Remarketing Agent shall not resign or be removed unless and until a successor Remarketing Agent shall have been appointed and the successor Remarketing Agent shall have accepted such appointment.

Section 2D.5.  Notices.

The Trustee shall, within 30 days of the resignation or removal of the Remarketing Agent or the appointment of a successor Remarketing Agent of which it has received notice, give notice thereof by mail to the Company, the Bank, to each Owner and to the Rating Service.

Section 2D.6.  Effect of Defeasance.

Notwithstanding anything stated to the contrary in this Article or in Article X, no defeasance under Article X shall relieve the Remarketing Agent of any of its duties or obligations imposed under this Indenture or under the Remarketing Agreement.

ARTICLE III

DEBT SERVICE FUND

Section 3.1. Establishment of Funds and Accounts.

The Trustee hereby establishes at the direction of the Issuer trust funds designated the Debt Service Fund, within which there is hereby established a Company Debt Service Account and a Letter of Credit Debt Service Account for the benefit of the Bondholders and which must be Eligible Accounts.

Section 3.2. Debt Service Fund.

(a) The Trustee shall maintain the Debt Service Fund as follows:

(i)           The Trustee shall deposit into the Company Debt Service Account all Installment Loan Payments and all other amounts received by the Trustee from the Company or for the account of the Company pursuant to Section 5.4 of the Loan Agreement, and all payments under and pursuant to the provisions of this Indenture or any of the provisions of the Loan Agreement, when accompanied by written directions from the Person depositing such moneys that such moneys are to be paid into the Debt Service Fund.

(ii)           The Trustee shall deposit into the Letter of Credit Debt Service Account all moneys received by the Trustee from drawings under the Letter of Credit to pay principal of, premium, if any and interest on the 2008A Bonds.

(iii)           Moneys in the Letter of Credit Debt Service Account shall be applied to the payment when due of principal, premium, if any, and interest on the 2008A Bonds prior to the payment of any moneys under subsection 3.2(a)(iv).

(iv)           Moneys in the Company Debt Service Account shall be applied to the following in the order of priority indicated:

(A)           if the Bank has honored in full a draw under the Letter of Credit, to the reimbursement of the Bank when due in accordance with the Reimbursement Agreement for moneys drawn under the Letter of Credit and deposited in the Letter of Credit Debt Service Account for payment of principal of, premium, if any, on and interest on the 2008A Bonds; and

(B)           when insufficient moneys have been received under the Letter of Credit for application pursuant to subsection 3.2(a)(iii), to the payment when due of principal of, premium, if any, on and interest on the 2008A Bonds

(b)           Before 12:00 noon, New York City time, on the Business Day immediately preceding each Interest Payment Date, each redemption date, the payment date upon acceleration and the Maturity Date of the 2008A Bonds, the Trustee shall present the requisite certificate for a drawing on the Letter of Credit so as to comply with the provisions of the Letter of Credit for payment to be made in sufficient time for the Trustee to receive the proceeds of such drawing at or before 1:00 p.m., New York City time, on such Interest Payment Date, redemption date or Maturity Date, as the case may be, to pay principal of, premium, if any, and interest on the 2008A Bonds due on such date.  In addition, the Trustee shall draw on the Letter of Credit pursuant to its terms in accordance with and in order to satisfy the requirements of Section 7.[__].  Promptly upon presenting the requisite documents for a drawing on the Letter of Credit, the Trustee shall give notice to the Company by telephone, promptly confirmed in writing, of the amount so drawn.  The Trustee shall promptly notify the Company by oral or telephonic communication confirmed in writing if the Bank fails to transfer funds in accordance with the Letter of Credit upon the presentment of the requisite certificate.  In calculating the amount to be drawn on the Letter of Credit for the payment of principal of, premium, if any, and interest on the 2008A Bonds, whether on an Interest Payment Date, on a Maturity Date or upon redemption or acceleration, the Trustee shall not take into account the potential receipt of funds from the Company under the Loan Agreement on such Interest Payment Date, Maturity Date, redemption date or date of acceleration or the existence of any other moneys in the Debt Service Fund, but shall draw on the Letter of Credit for the full amount of principal of, premium, if any, and interest coming due on the 2008A Bonds.  If sufficient funds for the payment of principal of, premium, if any, and interest on the 2008A Bonds are not provided by draws on the Letter of Credit, by 1:00 p.m., New York City time, or such Interest Payment Date, redemption date or Maturity Date, as the case may be, then the Paying Agent shall draw funds from the Company Debt Service Account to the extent necessary to make such payments in full.

Section 3.3. [Reserved.]

Section 3.4. [Reserved.]

Section 3.5. Debt Service Fund Moneys to be Held for All Registered Owners, With Certain Exceptions.

Until applied as herein provided, moneys and investments held in the Debt Service Fund shall be held in trust for the benefit of the Registered Owners of all Outstanding 2008A Bonds, except that on and after the date on which the interest on or principal or redemption price of any particular 2008A Bond or 2008A Bonds is due and payable from the Debt Service Fund, the unexpended balance of the amount deposited or reserved in such fund for the making of such payments shall, to the extent necessary therefor, be held for the benefit of the Registered Owner or Registered Owners entitled thereto.

Section 3.6. Additional Accounts and Subaccounts.

At the written request of the Company, the Trustee shall establish and maintain additional accounts or subaccounts within the Debt Service Fund as the Company may reasonably request; provided that (a) in each  case, the written request of the Company shall set forth in reasonable detail the sources of deposits into and disbursements from the account or subaccount to be established, and (b) in each case, the sources of deposits into and disbursements from the account or subaccount to be established shall be limited to the sources of deposits permitted or required to be made into and the disbursements permitted or required to be made from the fund or account within which it is to be established.

ARTICLE IV

INVESTMENTS, TAX COVENANTS

Section 4.1. Investment of Funds.

Except as otherwise provided herein, pending disbursement of the amounts on deposit in the Debt Service Fund (other than any moneys held by the Trustee to pay the principal of, premium, if any, or interest which has previously become payable with respect to the 2008A Bonds which shall only be invested as provided below in the next succeeding paragraph) as provided herein, the Trustee is hereby directed to invest and reinvest such amounts in Investment Securities promptly upon receipt of, and, subject to the limitations set forth in this Article, in accordance with the written instructions of the Company.  In the event no such instructions are received by the Trustee, such amounts shall be invested in Investment Securities described in clause (g) of the definition thereof, pending receipt of such investment instructions.  All such investments, as well as the investments described in the next succeeding paragraph, shall be credited to the fund (and account and subaccount therein) from which the money used to acquire such investments shall have come, and all income and profits on such investments shall be credited to, and all losses thereon shall be charged against, such fund (and account and subaccount therein).  As amounts invested are needed for disbursement from the Debt Service Fund, the Trustee shall cause a sufficient amount of the investments credited to that fund to be redeemed or sold and converted into cash to the credit of that fund (and account and subaccount therein).  The Trustee shall not be liable or responsible for any loss resulting from any such investment or reinvestment or redemption or sale as herein authorized; except that the Trustee shall be liable for any loss resulting from its willful or grossly negligent failure, within a reasonable time after  receiving the direction from the Company to make any investment or reinvestment in the manner provided for herein at the Company’s direction.  If the Trustee is unable, after reasonable effort and within a reasonable time, to make any such investment or reinvestment, it shall so notify the Company in writing and thereafter the Trustee shall be relieved of all responsibility with respect thereto.  The Trustee may make any and all such investments through its own investment department or that of its affiliates or subsidiaries.

Notwithstanding anything to the contrary contained herein: (1) any moneys held by the Trustee to pay the principal of, premium, if any, or interest which has previously become payable with respect to the 2008A Bonds shall only be invested by the Trustee overnight in United States Government Obligations or other Investment Securities rated AAA or Aaa by each Rating Agency then rating the 2008A Bonds as directed in writing by the Company; and (2) moneys deposited in the Letter of Credit Purchase Account or the Remarketing Proceeds Purchase Account shall not be invested but shall be held uninvested without the Trustee or the Paying Agent having any liability for interest in their respective accounts pending application.

The Company by its execution of the Loan Agreement covenants to restrict the investment of money in the funds created under this Indenture in such manner and to such extent, if any, as may be necessary, after taking into account reasonable expectations at the time the 2008A Bonds are delivered to their original purchaser, so that the 2008A Bonds will not constitute arbitrage 2008A Bonds under Section 148 of the Code and the Regulations, and the Trustee hereby agrees to comply with the Company’s written instructions with respect to the investment of money in the funds created under this Indenture so long as such instructions conform to the requirements of the Indenture.

Notwithstanding the foregoing, the Company will not direct the Trustee to make investments under this Indenture that conflict with or exceed the limitations set forth in the Tax Documents.  The Trustee shall have no responsibility with respect to the compliance by the Company or the Issuer with respect to any covenant herein regarding investments made in accordance with this Article, other than to use its best reasonable efforts to comply with instructions from the Company regarding such investments.  Since the investments permitted by this Section have been included at the request of the Company and the making of such investments will be subject to the Company’s written direction, the Issuer and the Trustee specifically disclaim and shall not have any obligation to the Company for any loss arising from, or tax consequences of, investments pursuant to the provisions of this Section.  Confirmations are not required from the Trustee for permitted investments included in a monthly statement rendered by the Trustee, and no statement need be rendered by the Trustee for any fund or account if no investment or income accrual activity occurred in such fund or account during such month.

Section 4.2. Arbitrage Bond Covenant.

With respect to the authority to invest funds granted in this Indenture, the Issuer hereby covenants with the Bondholders that, subject to the Company’s direction of the investment of funds, it will make no use of the proceeds of the 2008A Bonds, or any other funds which may be deemed to be proceeds of the 2008A Bonds pursuant to Section 148 of the Code, which would cause the 2008A Bonds to be "arbitrage bonds" within the meaning of such Section.

The Trustee shall provide such information as the Company may reasonably request in writing to enable the Company to calculate the amount of earnings on the moneys held under this Indenture.

Section 4.3. Covenants Regarding Tax Exemption.

The Issuer covenants to refrain from any action which would adversely affect, or to take such action as is reasonable and available and within its control to assure, the treatment of the 2008A Bonds as obligations described in Section 103(a) of the Code, the interest on which is not included in the "gross income" of the holder (other than the income of a "substantial user" of the Project Facilities or a "related person" within the meaning of Section 147(a) of the Code) for purposes of federal income taxation.

ARTICLE V

REDEMPTION OF 2008A BONDS

Section 5.1. 2008A Bonds Subject to Redemption; Selection of 2008A Bonds for Redemption.

The 2008A Bonds are subject to redemption prior to maturity as provided below and in the form of 2008A Bonds attached hereto as Exhibit A.  Except as otherwise provided herein or in the 2008A Bonds, if less than all the 2008A Bonds are to be redeemed, the particular 2008A Bonds to be called for redemption shall be selected by lot or by such other method as the Paying Agent deems fair and appropriate; provided that any Pledged Bonds shall be redeemed first.  The Paying Agent shall treat any 2008A Bond while in the Daily Mode, the Weekly Mode or the Monthly Mode of a denomination greater than $100,000 as representing that number of separate 2008A Bonds each of the denomination of $5,000 as can be obtained by dividing the actual principal amount of such 2008A Bond by $5,000, but not in any event in a denomination smaller than $100,000.  While the 2008A Bonds are in a Term Mode, the Paying Agent shall treat any 2008A Bond of a denomination greater than $5,000 as representing that number of separate 2008A Bonds each of the denomination of $5,000 as can be obtained by dividing the actual principal amount of such 2008A Bond by $5,000.  The Issuer, at the direction of the Company, shall direct the Paying Agent to call 2008A Bonds for optional redemption when and only when and to the extent that (a) the Company has itself notified the Trustee and the Paying Agent of a corresponding prepayment made or proposed to be made under the Loan Agreement or (b) there are otherwise sufficient moneys in the Debt Service Fund to redeem the 2008A Bonds pursuant to Article X.  Notice of any optional redemption shall specify the principal amount of 2008A Bonds to be redeemed and the redemption date.  The Issuer shall furnish the Company with a copy of the direction to the Paying Agent.

Section 5.2. Notice of Redemption.

(a) When required to redeem 2008A Bonds under any provision of this Indenture, or when directed to do so by the Issuer at the direction of the Company except in the case of redemption of Pledged Bonds as provided in Section 5.8, the Paying Agent shall cause notice of the redemption to be given not more than 60 days and not less than 15 days prior to the redemption date by mailing copies of such notice of redemption by first-class mail, postage prepaid, to all Owners of 2008A Bonds to be redeemed at their registered addresses and also to the Rating Service, and to The Bond Buyer, or their respective successors, if any, but failure to mail any such notice or defect in the mailing thereof in respect of any 2008A Bond shall not affect the validity of the redemption of any other 2008A Bond with respect to which notice was properly given.  Each such notice shall be dated and shall be given in the name of the Issuer and shall state the following information:

(1) the identification numbers, as established under the Indenture, and the CUSIP numbers, if any, of the 2008A Bonds being redeemed, provided that any such notice shall state that no representation is made as to the correctness of CUSIP numbers either as printed on such 2008A Bonds or as contained in the notice of redemption and that reliance may be placed only on the identification numbers contained in the notice or printed on such 2008A Bonds;

(2) any other descriptive information needed to identify accurately the 2008A Bonds being redeemed, including, but not limited to, the Issue Date and maturity date of, and interest rate on, such 2008A Bonds;

(3) in the case of partial redemption of any 2008A Bonds, the principal amount thereof to be redeemed;

(4) the redemption date;

(5) the redemption price;

(6) that on the redemption date the redemption price will become due and payable upon each such 2008A Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue from and after said date; and

(7) the place where such 2008A Bonds are to be surrendered for payment of the redemption price, which place of payment shall be the Payment Office of the Paying Agent.

In addition, the Paying Agent shall at all reasonable times make available to the Issuer, the Company, the Bank and the Remarketing Agent complete information as to 2008A Bonds which have been redeemed or called for redemption.

(b) In addition to the foregoing notice, further notice of any redemption of 2008A Bonds hereunder shall be given by the Paying Agent, on the day of the mailed notice to Bondholders, by registered or certified mail or overnight delivery service to Financial Information, Inc.'s "Daily Called 2008A Bond Service", 30 Montgomery Street, 10th Floor, Jersey City, New Jersey 07302, Attention: Editor; Kenny Information Service's "Called 2008A Bond Service", 55 2008A Bond Street, 28th Floor, New York, New York 10004; Moody's "Municipal and Government", 99 Church Street, 8th Floor, New York, New York 10007, Attention: Municipal News Report; and Standard and Poor's "Called 2008A Bond Record", 26 Broadway, 3rd Floor, New York, New York 10004; or, in accordance with then-current guidelines of the Securities and Exchange Commission, to such other addresses and/or such other services, as the Issuer may designate in writing with respect to the 2008A Bonds, including any nationally recognized municipal securities information repository to which the Issuer and/or the Company is required to file information or notices under SEC Rule 15c2-12 or any successor rule, or no such services, as the Issuer may designate in a certificate of the Issuer delivered to the Paying Agent and the Trustee.  Such further notice shall contain the information required in clause (a) above.  Failure to give all or any portion of such further notice shall not in any manner defeat the effectiveness of a call for redemption if notice thereof is given to the Bondholders as prescribed in clause (a) above.

(c) If at the time of mailing of notice of any optional redemption there shall not have been deposited moneys in the Debt Service Fund available for payment pursuant to Section 3.2(b) sufficient to redeem all the 2008A Bonds called for redemption, such notice shall state that it is conditional in that it is subject to the deposit of the moneys in the Debt Service Fund available for such payment pursuant to Section 3.2(b) not later than the redemption date, and such notice shall be of no effect unless such moneys are so deposited.

Section 5.3. Effect of Redemption.

If the redemption price of the 2008A Bonds has been paid to the Trustee in immediately available funds on or before the redemption date, then interest thereon will cease to accrue, and the Registered Owners will have no rights with respect to such 2008A Bonds nor will they be entitled to the benefits of the Indenture except to receive payment of the redemption price thereof and unpaid interest accrued (if any) to the date fixed for redemption.

Section 5.4. Purchase in Lieu of Redemption.

Notwithstanding anything to the contrary contained herein, the Company may elect to purchase from the Owners any 2008A Bonds that have been called for redemption under Section 5.6 hereof on the redemption date by giving the Trustee and the Issuer written notice at least two (2) Business Days prior to the date the 2008A Bonds are to be redeemed.  The principal amount of 2008A Bonds to be redeemed on the applicable redemption date shall be reduced by the amount of 2008A Bonds so purchased.  With respect to (i) 2008A Bonds which have been called for redemption under Section 5.7 hereof, the Company (or any Person acting on its behalf) cannot remarket such 2008A Bonds as tax exempt 2008A Bonds until the Company delivers to the Issuer and the Trustee an opinion of Bond Counsel that the interest on the 2008A Bonds to be remarketed is not includable in the gross income of the owners or Beneficial Owners thereof for federal income tax purposes except for interest on any 2008A Bond for any period during which such 2008A Bond is owned by a person who is a "substantial user" of the Project Facilities or any person considered to be related to such person within the meaning of Section 147(a) of the Code, or (ii) any 2008A Bonds called for redemption under Section 5.6 hereof, the Company (or any Person acting on its behalf) cannot remarket such 2008A Bonds until the Company delivers to the Issuer and the Trustee an opinion of counsel that none of the 2008A Bonds or the Loan Agreement are subject to registration under the Securities Act of 1933, as amended.

Section 5.5. Payment of Redemption Price; 2008A Bonds Redeemed in Part.

If (a) unconditional notice of redemption has been duly given or duly waived by the Owners of all 2008A Bonds called for redemption or (b) conditional notice of redemption has been so given or waived and the moneys have been duly deposited with the Paying Agent sufficient to make such redemption, then in either such case the 2008A Bonds called for redemption shall be payable on the redemption date at the applicable redemption price.  Payment of the redemption price together with accrued interest (if any) shall be made by the Paying Agent, out of Available Moneys, to or upon the order of the Owners of the 2008A Bonds called for redemption upon surrender of such 2008A Bonds to the Payment Office of the Paying Agent.  Upon the payment of the redemption price of 2008A Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number, if any, identifying by issue and maturity, the 2008A Bonds being redeemed with the proceeds of such check or other transfer.  So long as a Letter of Credit Facility is held by the Paying Agent for 2008A Bonds, upon redemption of less than all of the 2008A Bonds pursuant to this Indenture, the Paying Agent shall take such action as may be permitted under the Letter of Credit Facility securing the 2008A Bonds to reduce the amount available thereunder as required by Section 2C.3, and, upon a redemption of all of the Outstanding 2008A Bonds pursuant to this Indenture, shall surrender the Letter of Credit Facility securing the 2008A Bonds to the Bank for cancellation.

Any 2008A Bond which is to be redeemed only in part shall be surrendered at a place stated for the surrender of 2008A Bonds called for redemption in the notice provided for in Section 5.2 (with due endorsement by, or a written instrument of transfer in form satisfactory to the Paying Agent duly executed by, the Owner thereof or his attorney duly authorized in writing and with guaranty of signatures satisfactory to the Paying Agent) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Owner of such 2008A Bond without service charge, a new 2008A Bond or 2008A Bonds, of the same series in any Authorized Denomination as requested by such Owner in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the 2008A Bond so surrendered.

Section 5.6. Optional Redemption.

(a) While the 2008A Bonds are in the Daily Mode, Weekly Mode or Monthly Mode, the 2008A Bonds may be redeemed by the Issuer, at the direction of the Company, in whole at any time or in part on any Interest Payment Date, prior to maturity at a redemption price equal to 100% of the principal amount thereof plus accrued interest (if any) to the redemption date.

(b) While the 2008A Bonds are in a Term Mode, the 2008A Bonds shall be subject to optional redemption prior to maturity by the Issuer, at the direction of the Company, only (i) in whole or in part on a Term Rate Period End Interest Payment Date at a redemption price equal to 100% of the principal amount thereof plus accrued interest (if any) to the redemption date or (ii) prior to the end of the then current Term Rate Period in whole at any time or in part on any Interest Payment Date, provided that the 2008A Bonds shall not be redeemable during the No Call Period shown below, which shall begin on the first day of the current Term Rate Period.  In each Term Rate Period, after the applicable No Call Period, the 2008A Bonds shall be redeemable at the percentage of their principal amount shown below in the Initial Premium column plus accrued interest (if any) to the redemption date.  The premium shall decline semiannually by the amount shown below in the Semiannual Reduction in Premium column until they shall be redeemable without premium in the year indicated in the No Premium After column and for any later years or periods in the respective Term Rate Period.

Term Rate Period

Equal to or Greater Than	But Less Than	No Call Period	Initial Premium	Semiannual Reduction in Premium	No Premium After
10 Years 8 Years 6 Years	N/A 10 Years 8 Years	8 Years 5 Years 3 Years	102% 101% 100%	½% ½%	10th year 6th year

(c) Notwithstanding anything to the contrary in this Section 5.6: (i) 2008A Bonds which are in a Term Mode for a Term Rate Period of less than six years shall not be subject to optional redemption; and (ii) the Issuer may only call 2008A Bonds for any redemption pursuant to this Section 5.6 if the Paying Agent has moneys constituting (or which, in the case of a conditional call pursuant to Section 5.2(c) are expected to constitute) Available Moneys sufficient to effect such redemption.

Section 5.7. Special Mandatory Redemption.

The 2008A Bonds are subject to Special Mandatory Redemption prior to maturity not later than 180 days after the Company has notice or actual knowledge of the occurrence of a Determination of Taxability at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date, but such redemption shall only be effected with Available Moneys.  Any such Special Mandatory Redemption shall be in whole unless the Company delivers to the Trustee an opinion of Bond Counsel that redemption of a portion of the Outstanding 2008A Bonds would have the result that interest payable on the 2008A Bonds remaining Outstanding after such redemption would not be includable for federal income tax purposes in the gross income of any owner or Beneficial Owner of a 2008A Bond (other than an owner or Beneficial Owner who is a "substantial user" of the Project Facilities or a "related person" within the meaning of Section 147(a) of the Code and the applicable regulations thereunder), and in such event the 2008A Bonds or portions thereof (in Authorized Denominations) shall be redeemed at such times and in such amounts as Bond Counsel shall so direct in such opinion.

If the Trustee receives written notice from any Owner stating that (i) the Owner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on any 2008A Bond in the gross income of such Owner for the reasons stated in the definition of "Determination of Taxability" set forth herein or any other proceeding has been instituted against such Owner which may lead to a Final Determination, and (ii) such Owner will afford the Company the opportunity to contest the same, either directly or in the name of the Owner, and until a conclusion of any appellate review, if sought, then the Trustee shall promptly give notice thereof to the Company and the Issuer and to the Owners of 2008A Bonds then Outstanding.  If the Trustee thereafter receives written notice of a Final Determination, the Trustee shall make demand for prepayment of the unpaid Installment Loan Payments under the Loan Agreement or necessary portions thereof from the Company and, only upon receipt of such prepayment constituting Available Moneys, give notice of the Special Mandatory Redemption of the appropriate amount of 2008A Bonds on the earliest practicable date within the required period of 180 days.  In taking any action or making any determination under this Section 5.1(b), the Trustee may rely on an opinion of counsel.

Section 5.8. [Reserved.]

ARTICLE VI

REPRESENTATIONS AND COVENANTS OF THE ISSUER

Section 6.1. General Limitation; Issuer’s Representation.

The representations and covenants of the Issuer herein and in any proceeding, document or certification incidental to issuance of the 2008A Bonds shall not create a pecuniary liability of the Issuer, except to the extent of the Trust Estate.  The Issuer represents and covenants that it has made no pledge, assignment or other conveyance of its rights, title and interest in the Trust Estate except to the Trustee as provided herein.

Section 6.2. Payment of 2008A Bonds and Performance of Covenants.

The Issuer shall, but only out of the Revenues, promptly pay the principal of, premium, if any, and interest on the 2008A Bonds at the place, on the dates and in the manner provided in the 2008A Bonds.  The Issuer shall promptly perform and observe all of its other covenants, undertakings and obligations set forth in the Financing Documents.

Section 6.3. Enforcement of the Loan Agreement.

The Loan Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Company, including provisions that the Loan Agreement may only be amended with the written consent of the Trustee, and reference is hereby made to the Loan Agreement for a statement of such covenants and obligations of the Company.  Subject to Section 6.4 hereof and the enforcement of Unassigned Issuer’s Rights by the Issuer, the Trustee may enforce against the Company or any Person any rights of the Issuer or obligations of the Company under or arising from the 2008A Bonds or the Loan Agreement, whether or not the Issuer is in default hereunder or under the 2008A Bonds, but the Trustee shall not be deemed to have thereby assumed the obligations of the Issuer under the Loan Agreement.  The Issuer shall fully cooperate with the Trustee in the enforcement by the Trustee of any such rights.

Section 6.4. No Personal Liability.

No member, officer or employee of the Issuer, including any person executing this Indenture or the 2008A Bonds and no individual employee or agent of the Company shall be liable personally on the 2008A Bonds or be subject to any personal liability for any reason relating to the issuance of the 2008A Bonds.

Section 6.5. Exemption from Federal Income Taxation.

The Issuer will not knowingly take any action, or omit to take any action, which action or omission will adversely affect the exclusion from gross income for federal income tax purposes of interest on the 2008A Bonds, and in the event of such action or omission will promptly, upon receiving knowledge thereof, take all lawful actions, based on advice of counsel and at the expense of the Company, as may rescind or otherwise negate such action or omission.

Section 6.6. Corporate Existence; Compliance with Laws.

The Issuer shall maintain its corporate existence; shall use its best efforts to maintain and renew all its rights, powers, privileges and franchises; and shall comply with all valid and applicable laws, rules, regulations, orders, requirements and directions of any legislative, executive, administrative or judicial body relating to the Issuer’s participation in the financing of the Project, the issuance of the 2008 2008A Bonds or its execution, delivery and performance of this Indenture and the Loan Agreement.

Section 6.7. Filings.

The Issuer shall cause this Indenture or financing statements relating hereto to be filed, in such manner and at such places as may be required by law fully to protect the security of the Registered Owners and the right, title and interest of the Trustee in and to the Trust Estate or any part thereof.  From time to time, the Trustee may, but shall not be required to, obtain an opinion of counsel setting forth what, if any, actions by the Issuer or Trustee should be taken to preserve such security.  The Issuer shall execute or cause to be executed any and all further instruments as shall reasonably be requested by the Trustee for such protection of the interests of the Registered Owners and shall furnish satisfactory evidence to the Trustee of filing and refiling of such instruments and of every additional instrument which shall be necessary to preserve the lien of the Indenture upon the Trust Estate or any part thereof until the principal, redemption price or purchase price of, and interest on the 2008A Bonds issued hereunder shall have been paid in full.  The Issuer shall cause to be prepared, and the Trustee shall execute or join in the execution of, any such further or additional instrument and file or join in the filing thereof at such time or times and in such place or places as it may be advised by an opinion of counsel to preserve the lien of this Indenture upon the Trust Estate or any part thereof until the aforesaid principal,  redemption price, purchase price and interest shall have been paid.

Section 6.8. Further Assurances.

Except to the extent otherwise provided in this Indenture, the Issuer shall not enter into any contract or take any action by which the rights of the Trustee or the Registered Owners may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

Section 6.9. Inspection of Books.

All books and records, if any, in the Issuer’s possession relating to the Project and the amounts derived from the Project and the Project Facilities shall, upon written request and at all reasonable times, be open to inspection by such accountants or other agents as the Trustee may from time to time designate.

ARTICLE VII

EVENTS OF DEFAULT AND REMEDIES

Section 7.1. Events of Default Defined.

(a) Each of the following shall be an Event of Default hereunder:

(i) Payment of any installment of interest, principal or premium, if any, on the 2008A Bonds, or the purchase price on any 2008A Bond tendered pursuant to Article IIB, is not made when due and payable; or

(ii) An Act of Bankruptcy shall occur; or

(iii) Failure by the Issuer to observe or perform any covenant, condition or agreement on its part to be observed or performed under this Indenture, other than as referred to in (i) above, for a period of 60 days after written notice is given to the Issuer, specifying such failure and requesting that it be remedied, by the Trustee; provided, however, that if the failure stated in the notice is such that it can be remedied but not within such 60-day period, it shall not constitute an Event of Default if the default, in the judgment of the Trustee in reliance upon advice of counsel, is correctable without material adverse effect on the Bondholders and if corrective action is instituted by the Issuer within such period and is diligently pursued until the default is remedied; or

(iv) The occurrence of an Event of Default under the Loan Agreement; or

(v) Receipt by the Trustee of a written notice from the Bank stating that an event of default has occurred under the Reimbursement Agreement and directing the Trustee to declare the principal of the outstanding 2008A Bonds immediately due and payable; or

(vi) Receipt by the Trustee of a written notice from the Bank pursuant to the Letter of Credit that amounts available to pay interest under the Letter of Credit will not be reinstated following a drawing thereunder to pay interest; or

(vii) Receipt by the Trustee of a written notice from the Bank, stating that an event of default has occurred under the Reimbursement Agreement and directing that all of the 2008A Bonds be required to be tendered for purchase pursuant to Section 2B4.

(b) The Trustee shall promptly notify the Issuer, the Company and the Bank in writing of the occurrence of any Event of Default after it receives written notice or has actual knowledge of such occurrence.

(c) Force Majeure.  The provisions of Section 7.1(a)(iii) hereof and Section [8.1(b)(vi)] of the Loan Agreement are subject to the following limitations:  if by reason of acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the Government of the United States or of the Commonwealth or any department, agency, political subdivision, court or official of any of them, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; volcanoes; fires; hurricanes; tornadoes; storms; blue northers; floods; washouts; droughts; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery; partial or entire failure of utilities; or any cause or event not reasonably within the control of either the Company or the Issuer, the Company is unable in whole or in part to carry out any one or more of its agreements or obligations contained in the Loan Agreement (other than its obligations under [Sections 6.4 through 6.6, 6.10, 7.1, 7.2 and 8.3 thereof]) or the Issuer is unable in whole or in part to carry out any one or more of its agreements or obligations contained in this Indenture (other than its obligations to pay the principal of, and premium, if any, and interest on the 2008A Bonds as herein provided), neither the Company nor the Issuer shall be deemed in default by reason of not carrying out said agreement or agreements or performing said obligation or obligations during the continuance of such inability.  Both the Company and the Issuer shall make commercially reasonable efforts to remedy with all reasonable dispatch the cause or causes preventing them from carrying out their respective agreements; provided, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company, and the Company shall not be required to make settlement of strikes, lockouts and other disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the Company unfavorable to the Company.

Section 7.2. Acceleration and Annulment Thereof.

                      If any Event of Default occurs and is continuing, the Trustee (with the written consent of the Bank) may, and upon written request of the Registered Owners of at least 25% in principal amount of all 2008A Bonds then Outstanding (and, so long as the Bank has not wrongfully dishonored any drawing under the Letter of Credit, with the written consent of the Bank), or with respect to an Event of Default under subsection 7.1(a)(v), (vi) or (vii) hereof, shall, by notice in writing to the Issuer, the Bank and the Company, declare the principal of all 2008A Bonds then Outstanding to be immediately due and payable; and upon such declaration the said principal, together with interest accrued thereon to the date of such declaration, shall become due and payable immediately at the place of payment provided therein, anything in the Indenture or in the 2008A Bonds to the contrary notwithstanding.  Upon the occurrence of any acceleration hereunder, the Trustee shall immediately declare all payments under the Loan Agreement pursuant to Section 5.4 thereof to be due and payable immediately.

Immediately after any acceleration hereunder, the Trustee, to the extent it has not already done so, shall notify in writing the Issuer, the Company, the Paying Agent, the Bank, and the Remarketing Agent of the occurrence of such acceleration.  Upon the occurrence of any acceleration hereunder, the Trustee shall notify by first class mail, postage prepaid, the owners of all Outstanding 2008A Bonds of the occurrence of such acceleration.

Upon any such declaration hereunder, the Trustee shall immediately, on the date of such declaration, draw upon the Letter of Credit to the full extent permitted by the terms thereof (such drawing to include amounts in respect of interest accruing on the 2008A Bonds through the date of declaration).  Upon receipt by the Trustee of payment of the full amount drawn on the Letter of Credit and provided sufficient moneys are available in the Bond Fund to pay pursuant to Section 3.2 all sums due on the 2008A Bonds, (i) interest on the 2008A Bonds shall cease to accrue on the date of such declaration and (ii) the Bank shall succeed to and be subrogated to the right, title and interest of the Trustee and the Registered Owners in and to the Loan Agreement, all funds held under this Indenture (except any funds held in the Debt Service Fund or the Letter of Credit Purchase Account which are identified for the payment of the 2008A Bonds or of the purchase price of undelivered 2008A Bonds) and any other security held for the payment of the 2008A Bonds, all of which, upon payment of any fees and expenses due and payable to the Trustee pursuant to the Loan Agreement or this Indenture, shall be assigned by the Trustee to the Bank.

If, after the principal of the 2008A Bonds has become due and payable, all arrears of interest upon the 2008A Bonds are paid by the Issuer, and the Issuer also performs all other things in respect to which it may have been in default hereunder and pays the reasonable charges of the Trustee and the Registered Owners, including reasonable and necessary attorneys' fees and expenses, then, and in every such case, the owners of a majority in principal amount of the 2008A Bonds then Outstanding, by notice to the Issuer and to the Trustee, may annul such acceleration and its consequences, and such annulment shall be binding upon the Trustee and upon all owners of 2008A Bonds issued hereunder; provided that there shall be no annulment of any declaration resulting from (A) any Event of Default specified in subsection 7.1(a)(v) or 7.1(a)(vii) without the prior written consent of the Bank, which consent shall (i) rescind the Event of Default under the Reimbursement Agreement; (ii) rescind the notice of such Event of Default; and (iii) reinstate the Letter of Credit, and (B) any Event of Default which has resulted in a drawing under the Letter of Credit or any Event of Default specified in Section 7.1(a)(vi) unless the Trustee has received written notice from the Bank that the Letter of Credit has been fully reinstated and that the expiration event has been rescinded and notice of the event of default under the reimbursement agreement has been rescinded or an Alternate Credit Facility has been provided pursuant to Section 2C7 hereof.  No such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon.  The Trustee shall forward a copy of any notice from Registered Owners received by it pursuant to this paragraph to the Company.  Immediately upon such annulment, the Trustee shall cancel, by notice to the Company, any demand for prepayment of all amounts due under the Loan Agreement made by the Trustee pursuant to this Section.  The Trustee shall promptly give written notice of such annulment to the Issuer, the Company, the Paying Agent, the Remarketing Agent, and, if notice of the acceleration of the 2008A Bonds shall have been given to the Registered Owners, shall give notice thereof to the Registered Owners.

Section 7.3. Legal Proceedings by Trustee.

If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of the Registered Owners of 25% or more in principal amount of the 2008A Bonds then Outstanding and receipt of indemnity to its sole satisfaction shall (and, so long as the Bank has not wrongfully dishonored any drawing under the Letter of Credit, with the written consent of the Bank), in its own name;

(a) By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Registered Owners, including the right to require the Issuer or the Company to carry out any other agreements with, or for the benefit of, the Registered Owners;

(b) Bring suit upon the 2008A Bonds;

(c) By action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Registered Owners; and

(d) By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Registered Owners.

Section 7.4. Discontinuance of Proceedings by Trustee.

If any proceeding taken by the Trustee on account of any default is discontinued or is determined adversely to the Trustee, then the Issuer, the Trustee, the Company and the Registered Owners shall be restored to their former positions and rights hereunder as though no such proceeding had been taken.

Section 7.5. Registered Owners May Direct Proceedings.

The Registered Owners of a majority in principal amount of the 2008A Bonds then Outstanding hereunder shall have the right to direct the method and place of conducting all remedial proceedings by the Trustee hereunder; provided that the Trustee shall have the right to decline to follow any such direction if the Trustee, upon advice of counsel, determines that the action so directed may not be lawfully taken or if the Trustee in good faith determines that the action so directed might involve the Trustee in personal liability or might unduly prejudice the interests of the Registered Owners not parties to such direction, it being understood that the Trustee has no duty to ascertain whether or not such actions so directed are unduly prejudicial to such Registered Owners.

Section 7.6. Limitations on Actions by Registered Owners.

No Registered Owner shall have any right to pursue any remedy hereunder unless (a) the Trustee shall have been given written notice of an Event of Default or the Trustee is deemed to have notice as provided in Section 8.3(h), (b) the Registered Owners of at least 25% in principal amount of the 2008A Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names, (c) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities, and (d) the Trustee shall have failed to comply with such request within a reasonable time; it being understood and intended that no one or more Registered Owners shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the owners of all 2008A Bonds then Outstanding.  Nothing contained in this Indenture, however, shall affect or impair the right of any Registered Owner to enforce the payment of the principal of, premium, if any, and interest on any 2008A Bond at and after the maturity thereof, or the obligation of the Issuer to cause the payment of the principal of, premium, if any, and interest on each of the 2008A Bonds issued hereunder to the respective owners thereof on the date, at the place, from the source and in the manner in the 2008A Bonds expressed.

Section 7.7. Trustee May Enforce Rights Without Possession of 2008A Bonds.

All rights under this Indenture and the 2008A Bonds may be enforced by the Trustee without the possession of any 2008A Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the Registered Owners of the 2008A Bonds.

Section 7.8. Remedies Not Exclusive.

Except as limited under Section 11.1 of this Indenture, no remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

Section 7.9. Delays and Omissions Not to Impair Rights.

No delay or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article may be exercised from time to time and as often as may be deemed expedient.

Section 7.10. Application of Moneys in Event of Default.

Any moneys received by the Trustee under this Article shall be applied in the following order; provided, however, that all moneys received by the Trustee pursuant to any drawing made upon the Letter of Credit pursuant to Section 7.2 shall be applied by the Trustee to and only to the payment of principal of and interest on the 2008A Bonds:

(a)           To the payment of the reasonable costs and expenses of the Trustee, including reasonable counsel fees and expenses, any disbursements of the Trustee with interest thereon at the prime rate of the Trustee (or its primary banking Affiliate) and its reasonable compensation; and

(b)           To the payment of principal or redemption price (as the case may be) and interest then owing on the 2008A Bonds, and in case such moneys shall be insufficient to pay the same in full, then to the payment of principal or redemption price and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest; and

(c)           To the payment of reasonable costs and expenses of the Issuer, including reasonable counsel fees and expenses, incurred in connection with the Event of Default.

The surplus, if any, shall to the extent of any unreimbursed drawing under the Letter of Credit, or other obligations owing to the Bank under the Reimbursement Agreement, in either event, as certified to the Trustee by the Bank, be paid to the Bank, and any remaining amounts shall be paid to the Company.  Funds on deposit in the Letter of Credit Purchase Account shall be applied in accordance with Section 2B hereof.

Section 7.11. Trustee’s Right to Receiver.

The Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Registered Owners and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as are permitted by law.

Section 7.12. Trustee and Registered Owners Entitled to All Remedies.

It is the purpose of this Article to make available to the Trustee and the Registered Owners all lawful remedies; but should any remedy herein granted be held unlawful, the Trustee and the Registered Owners shall nevertheless be entitled to every other remedy provided by law.  It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver who may be appointed hereunder.

Section 7.13. Waiver of Past Defaults.

The Registered Owners of not less than a majority in principal amount of the Outstanding 2008A Bonds may on behalf of the Registered Owners of all the 2008A Bonds (by written notice thereof to the Issuer and the Trustee) waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of, redemption premium, if any, or interest on, any 2008A Bond unless prior to such waiver or rescission, all arrears of principal or interest, or both, as the case may be, and all expenses of the Trustee, in connection with such default shall have been paid or provided for; or (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Registered Owner of each Outstanding 2008A Bond.  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

ARTICLE VIII

THE TRUSTEE AND THE PAYING AGENT

Section 8.1. Certain Duties and Responsibilities of Trustee.

(a) The Trustee accepts the trusts hereby created and agrees to perform the duties herein required of it upon the terms and conditions hereof.  The Trustee shall have the right, power and authority, at all times, to do all things not inconsistent with the express provisions of this Indenture which it may deem necessary or advisable in order to:  (i) enforce the provisions of this Indenture, (ii) take any action with respect to any Event of Default, (iii) institute, appear in or defend any suit or other proceeding with respect to an Event of Default, or (iv) protect the interests of the Owners of any Outstanding 2008A Bonds.  The Trustee shall be responsible only for performing those duties of the Trustee specifically provided for herein and no implied duties or liabilities shall be read into this Indenture against the Trustee.

(b) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and, except as provided in the next succeeding sentence in respect of the period during the continuance of an Event of Default, the Trustee shall not be liable for any action reasonably taken or omitted to be taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it hereby, or be responsible other than for its own gross negligence or willful misconduct.  In case an Event of Default has occurred and is continuing of which the Trustee has been notified as provided in Section 8.3(h) or of which it is deemed to have notice pursuant to such Section, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise under the circumstances in the conduct of his own affairs.

(c) The Trustee shall not be required to give any bond or surety in respect of the execution of its rights and duties under this Indenture.

(d) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own negligent failure to act or its own willful misconduct, except that

(i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by its officers, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Registered Owners of 25% of, or not less than a majority in aggregate principal amount of, as the case may be, the Outstanding 2008A Bonds permitted to be given by them under this Indenture except as otherwise provided herein; and

(iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity, satisfactory to the Trustee in its sole discretion, against such risk or liability is not assured to it.

(e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

(f) Except as otherwise expressly provided by the provisions of this Indenture, the Trustee shall not be obligated and may not be required to give or furnish any notice, demand, report, request, reply, statement, advice or opinion to any Holder or any other Person, and the Trustee shall not incur any liability for its failure or refusal to give or furnish the same unless obligated or required to do so by the express provisions hereof.

(g) In acting or omitting to act pursuant to the provisions of the Loan Agreement, the Trustee shall be entitled to all of the rights and immunities accorded to it under this Indenture, including but not limited to those set out in this Article VIII.

(h) Notwithstanding any provisions of this Indenture to the contrary, the Trustee shall not be liable or responsible for the accuracy of any calculation or determination which may be required in connection with or for the purpose of complying with Section 148 of the Code, including, without limitation, the calculation of amounts required to be paid to the United States under the provisions of Section 148 of the Code, the maximum amount which may be invested in "nonpurpose obligations" as defined in the Code and the fair market value of any investments made hereunder, and the sole obligation of the Trustee with respect to the investments of funds hereunder shall be to invest the moneys received by the Trustee as provided herein pursuant to the written instructions of the Company.

Section 8.2. Notice if Event of Default Occurs or Notice if Taxability Occurs.

The Trustee shall give written notice as soon as possible (and in any event within three (3) Business Days) to the Registered Owners (with copies to the parties to the Financing Documents) of the occurrence of any Event of Default hereunder after the Trustee acquires actual knowledge thereof, unless such default shall have been cured or waived; provided, however, that, in the case of an Event of Default of the character described in Section 7.1(a)(iii), the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interest of the Registered Owners. The Trustee shall also give to the parties to the Financing Documents and the Registered Owners written notice within five (5) Business Days of receipt by it of any notification from the Internal Revenue Service that the interest on the 2008A Bonds is, or may be, subject to federal income taxation.

Section 8.3. Certain Rights of Trustee.

Except as otherwise provided in Section 8.1:

(a) the Trustee may conclusively rely upon, and shall be protected in acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and any action taken by the Trustee pursuant to this Indenture upon the request, authority or consent of any Registered Owner (determined at the time of such request, authority or consent) shall be conclusive and binding upon all future owners of the same 2008A Bond and any 2008A Bonds issued in exchange therefor);

(b) any request or direction of the Issuer or the Company mentioned herein shall be sufficiently evidenced by a writing signed by an Authorized Representative and any resolution of the Issuer may be sufficiently evidenced by a copy of such resolution certified by an Authorized Representative;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate of an Authorized Representative;

(d) before the Trustee acts or refrains from acting, it may consult with counsel, engineers or other experts as may be appropriate, and the written advice of such counsel, engineers or other experts as may be appropriate shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Registered Owners pursuant to this Indenture, unless such Registered Owners shall have offered to the Trustee security or indemnity acceptable to the Trustee in its sole discretion against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction and such action may be lawfully taken;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice and during regular business hours, and subject, further to the Company’s safety and confidentiality requirements to examine the books, records and premises of the Company and the books and records of the Issuer concerning the 2008A Bonds personally or by agent or attorney;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or indirectly or by or through agents or attorneys provided that the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney reasonably appointed by it hereunder in good faith; and

(h) the Trustee shall not be required to take notice or be deemed to have notice of any default hereunder unless the Trustee shall be specifically notified of such default in writing by the Issuer, the Company or the Owners of a majority in principal amount of the Outstanding 2008A Bonds, and in the absence of such notice the Trustee may conclusively assume there is no default; provided, however, that the Trustee shall be required to take and be deemed to have notice of its failure to receive the moneys necessary to make payments when due of the 2008A Bond Obligations.

Section 8.4. Trustee Not Responsible for Recitals or Issuance of 2008A Bonds.

Except for the Trustee's certificate of authentication signed on the 2008A Bonds, the Trustee assumes no responsibility for correctness of the terms set forth herein or in the 2008A Bonds.  The Trustee makes no representations as to the validity or sufficiency of this Indenture, except that the Trustee represents that said Indenture has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee in accordance with the terms hereof, except as its enforceability may be subject to (i) the exercise of judicial discretion in accordance with general equitable principles; and (ii) applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore or hereafter enacted to the extent that the same may be constitutionally applied.  Further, the Trustee makes no representations as to the validity or sufficiency of the 2008A Bonds.  The Trustee shall not be accountable for the use or application by the Issuer or the Company of 2008A Bonds or the proceeds thereof.  The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenant, condition or agreement on the part of the Issuer or the Company under the Loan Agreement (except as provided in Section 8.3(h) hereof), but the Trustee may require of the Issuer or the Company full information and advice as to the performance on such covenants, conditions and agreements.

Section 8.5. Trustee May Hold 2008A Bonds.

The Trustee or any other agent of the Issuer or the Company, in its individual or any other capacity, may become the owner of 2008A Bonds and may otherwise deal with the Issuer or the Company with the same rights it would have if it were not Trustee or such other agent.  The Trustee may in good faith buy, sell, own, hold and deal in any of the 2008A Bonds and may join in any action which any Registered Owners may be entitled to take with like effect. The Trustee may also engage in or be interested in financial or other transactions with the Company and the Issuer; provided that such transactions are not in conflict with its duties under this Indenture.

Section 8.6. Money Held in Trust.

All money deposited from time to time in the Debt Service Fund shall be held in trust for the benefit of the Owners but, except as provided in Article X of this Indenture, need not be segregated from other funds held in trust under this Indenture by the Trustee, but shall be segregated at all times from all funds of the Issuer or the Trustee not held by the Trustee under this Indenture.  The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise provided in this Indenture.

Section 8.7. Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any state that is either a trust company or a bank in good standing in the Commonwealth, authorized under such laws to exercise trust powers and authorized under the Act to act as Trustee hereunder, having a combined capital, surplus and undivided profits of at least $100,000,000, subject to supervision or examination by federal or state authority, and shall not be a Disqualified Contractor.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 8.8. Resignation and Removal of Trustee; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.9 of this Indenture.

(b) The Trustee may resign at any time by giving written notice thereof to the other parties to the Financing Documents.  If an instrument of acceptance by a successor Trustee shall not have been delivered to the resigning Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c) The Trustee may be removed at any time by the Owners of a majority in aggregate principal amount of the Outstanding 2008A Bonds, or so long as no Event of Default or no event which with the passage of time or the giving of notice or both would constitute an Event of Default is then in existence, by the Company, in either case by an instrument in writing delivered to the parties to the Financing Documents not less than fifteen (15) days prior to the intended effective date of the removal.

(d) If at any time:  (i) the Trustee shall cease to be eligible under Section 8.7 of this Indenture or under applicable law and shall fail to resign after written request therefor as a result thereof by any party to a Financing Document or by a Registered Owner who has been a bona fide Owner for at least six (6) months, or (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company or the Issuer may remove the Trustee, or (y) any Registered Owner who has been a bona fide Owner for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, with the prior consent of the Company, if any, shall promptly appoint a successor Trustee.  If, within sixty (60) days after such resignation, removal or incapability, or the occurrence of such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by the Owners of a majority in aggregate principal amount of the Outstanding 2008A Bonds and notice of acceptance of such appointment is delivered to the parties to the Financing Documents, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer.  The Trustee shall assign all its interests hereunder to the successor Trustee.  If no successor Trustee shall have been so appointed by the Issuer or the Registered Owners and accepted appointment in the manner hereinafter provided, any Registered Owner who has been a bona fide Registered Owner for at least six (6) months may, on behalf of himself and all other Owners similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f) The Issuer, at the expense of the Company, shall give prompt notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event to the Registered Owners and to the parties to the Financing Documents.  Each notice shall include the name of the successor Trustee and the address of its corporate trust operations office.

Section 8.9. Acceptance of Appointment by Successor Trustee.

Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the parties to the Financing Documents, including the retiring Trustee, an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges and expenses by the Company, execute and deliver an instrument prepared by the successor Trustee transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.  Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 8.10. Merger, Conversion, Consolidation or Succession to Business.

Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 8.11. Fees, Charges and Expenses of Trustee.

Pursuant to the provisions of Section 6.5 and 8.3 of the Loan Agreement, the Trustee shall be entitled to be paid by the Company reasonable compensation for its services rendered hereunder and to reimbursement for its actual out-of-pocket expenses (including reasonable counsel fees) necessarily incurred in connection therewith.  The Company may, without creating a default hereunder, contest in good faith the necessity for and the reasonableness of any such services and expenses after making payment therefor.  The Company, the Issuer and the Bondholders agree that the Trustee shall have a lien for the foregoing compensation, expenses and fees upon the Trust Estate (other than moneys held for the payment of particular 2008A Bonds whether or not such payment is then due and owing) and, upon an Event of Default hereunder, the Trustee shall have a right of payment prior to payment to the Bondholders on account of principal of, premium, if any, and interest on any 2008A Bond as provided in Section 7.10 hereof.

The Issuer shall require the Company, pursuant to the Loan Agreement, to indemnify and hold harmless the Trustee against any liabilities which the Trustee may incur in the exercise and performance of its powers and duties hereunder, under the Loan Agreement and any other agreement referred to herein which are not due to the Trustee’s gross negligence or willful misconduct, and for any fees and expenses of the Trustee to the extent funds are not available under this Indenture as provided in the preceding paragraph for the payment thereof.  The rights of the Trustee under this Section shall survive the payment in full of the 2008A Bonds and the discharge of this Indenture.  The Trustee acknowledges that the requirement set forth in this paragraph has been satisfied by the Issuer and agrees that in the event the Company fails to perform its obligations under the Loan Agreement relating to such undertaking, the Trustee will make no claim against the Issuer with respect thereto.

When the Trustee incurs expenses or renders services after an Event of Default as a result of an Act of Bankruptcy of the Company, the expenses and the compensation for services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration of the bankruptcy estate under applicable bankruptcy law.

Section 8.12. Appointment, Capacities and Duties of Paying Agent.

The Issuer shall appoint the Paying Agent for the purpose of acting as paying agent, Bond registrar, transfer agent, tender agent and the beneficiary of the Letter of Credit Facility as provided by this Indenture; provided that in its capacities as tender agent and beneficiary of the Letter of Credit Facility, the Paying Agent shall act as agent for the Trustee.  The Paying Agent shall be a national banking association, a bank and trust company or a trust company.  The Issuer hereby appoints Manufacturers and Traders Trust Company, Harrisburg, Pennsylvania, as Paying Agent and designates the Payment Office of the Paying Agent as a place of payment, such appointment and designation to remain in effect until notice of change pursuant to this Article is filed with the Trustee.  The Paying Agent shall act as paying agent, Bond registrar, transfer agent, and tender agent as provided in this Indenture.  The Paying Agent shall signify its acceptance of the duties and obligations imposed upon it hereunder by its written instrument of acceptance addressed to the Issuer, the Trustee and the Company and delivered to such persons and to the Trustee, the Remarketing Agent and the Bank, under which the Paying Agent shall agree to:

(1)           hold all sums delivered to it by the Trustee or the Company (or the Bank under a Letter of Credit Facility) for the payment of principal or redemption price of, premium, if any, on and interest on the 2008A Bonds in trust for the benefit of the respective Owners until such sums shall be paid to such Owners or otherwise disposed of as herein provided;

(2)           hold all 2008A Bonds tendered to it hereunder in trust for the benefit of the respective Owners until moneys representing the purchase price of such 2008A Bonds shall have been delivered to or for the account of or to the order of such Owners;

(3)           hold all moneys delivered to it hereunder for the purchase of 2008A Bonds in trust for the benefit of the person which shall have so delivered such moneys until the 2008A Bonds purchased with such moneys shall have been delivered to or for the account of such person;

(4)           hold and draw on any Letter of Credit Facility and apply the proceeds of drawings thereon in accordance with the terms of this Indenture and Letter of Credit Facility; and

(5)           keep such books and records as shall be consistent with prudent corporate trust industry practice and make such books and records available for inspection by the Trustee, the Remarketing Agent, the Issuer, the Company and the Bank at all reasonable times upon prior written request.

Section 8.13. Paying Agent May Act Through Agents; Answerable Only for Willful Misconduct or Gross Negligence.

The Paying Agent may exercise any powers hereunder and perform any duties required of it through attorneys, agents, officers or employees, and shall be entitled to advice of counsel concerning all questions hereunder.  The Paying Agent shall not be responsible for the contents of the recitals, statements and representations in the Indenture and the 2008A Bonds.  The Paying Agent shall not be responsible for any loss or damage resulting from any action or inaction taken in good faith in reliance upon an opinion of counsel.  The Paying Agent shall not be answerable for the exercise of any discretion or power under this Indenture, except only its own willful misconduct or gross negligence.

Section 8.14. Compensation and Indemnity.

Pursuant to Sections 6.5 and 7.1 of the Loan Agreement, the Issuer shall cause the Company (i) to pay the Paying Agent reasonable compensation for its services hereunder, and also all its reasonable expenses and disbursements, including reasonable compensation for all attorneys and agents engaged by it and the payment of the reasonable expenses of such attorneys and agents, and (ii) to indemnify the Paying Agent, including its officers, directors, employees and agents, against liabilities which it may incur in the exercise and performance of its powers and duties hereunder, except with respect to its willful misconduct or gross negligence.  Notwithstanding anything herein to the contrary, the Paying Agent's obligations herein to make payments on the 2008A Bonds with funds provided under this Indenture for such purpose and to draw on any Letter of Credit Facility shall not be conditioned upon the payment of such compensation, expenses or indemnity. Draws on the Company Debt Service Account shall not be conditioned upon the payment of such compensation, expenses or indemnity.

Section 8.15. Reliance.

The Paying Agent may rely, and subject to Section 8.13 shall be free of all liability for so relying on any requisition, resolution, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher, bond, opinion of counsel or other paper or document which it in good faith believes to be genuine and to have been passed or signed by the proper persons or to have been prepared and furnished pursuant to any of the provisions of this Indenture; and the Paying Agent shall be under no duty to make any investigation as to any statement contained in any such instrument, but may accept the same as conclusive evidence of the accuracy of such statement.

Section 8.16. Paying Agent May Deal in 2008A Bonds.

The Paying Agent may in good faith buy, sell, own, hold and deal in any of the 2008A Bonds and may join in any action which any Bondholders may be entitled to take.  The Paying Agent may be, or be affiliated with, the Trustee, the Remarketing Agent and/or the Bank.  The Paying Agent may also engage in or be interested in any financial or other transaction with the Issuer, the Company, the Bank, the , the Remarketing Agent or any related party; provided that if the Paying Agent determines that any such transaction is in conflict with its duties under this Indenture, it shall eliminate the conflict or resign as Paying Agent.

Section 8.17. Removal or Resignation of Paying Agent.

The Paying Agent may be removed at any time by an instrument appointing a successor to the Paying Agent so removed, executed by (a) the Company with the prior written consent of the Bank  (but only if no Event of Default has occurred and is continuing); or (b) the Owners of a majority in principal amount of the 2008A Bonds then Outstanding, which instrument in either case shall be filed with the Paying Agent, the Trustee, the Issuer and the Bank (with a copy to the Company).  The Company shall also designate a successor if the Paying Agent resigns or becomes ineligible.  The Paying Agent may resign by giving at least 60 days’ prior written notice to the Trustee, the Remarketing Agent, the Company and the Bank.  Each successor Paying Agent shall be a bank and trust company or trust company having a capital and surplus of not less than $50,000,000 if there be such an institution willing, able and legally qualified to perform the duties of the Paying Agent hereunder upon reasonable or customary terms and shall be capable of performing the duties prescribed for it herein.  The Paying Agent may but need not be the same person as the Trustee.  The Issuer shall direct the Trustee to give notice of the appointment of a successor Paying Agent in writing 15 days prior to such appointment taking effect to each Owner as well as to the Rating Service.  The Trustee will promptly certify to the Issuer that it has mailed such notice to all Owners and such certificate will be conclusive evidence that such notice was given in the manner required hereby.  In the event of the resignation or removal of the Paying Agent, the Paying Agent shall pay over, assign and deliver any moneys and 2008A Bonds held by it and the 2008A Bond Register maintained by it in such capacity to its successor, and shall take all necessary action to cause any Letter of Credit Facility to be transferred to its successor as of the effective date of such succession, provided that the Paying Agent shall not be responsible for any transfer or assignment fees imposed by the Bank.  Such resignation or removal shall take effect only upon the appointment of a successor Paying Agent and the transfer of any Letter of Credit Facility to it.

Section 8.18. Successor Paying Agents.

Any corporation or association which succeeds to the corporate trust business of the Paying Agent as a whole or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall thereby become vested with all the property, rights and powers of such Paying Agent under this Indenture, provided that the Paying Agent has given at least 60 days’ prior written notice of the proposed transaction resulting in such succession to the Issuer and the Company.  In the event that the Paying Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Paying Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed its successor, the Trustee shall ipso facto be deemed to be the successor Paying Agent for all purposes until another successor is appointed.

Section 8.19. Trustee and Paying Agent Obligations Survive Final Payment or Defeasance.

Notwithstanding anything stated to the contrary in this Indenture, the respective duties and obligations of the Trustee and the Paying Agent shall survive any payment of all Outstanding 2008A Bonds hereunder in accordance with the terms of the 2008A Bonds or Article X hereof for a period of 124 days from the date of such payment, unless such payment is made with cash constituting Available Moneys.

Section 8.20                                Certain Tax Reporting Requirements by Trustee.

(a)           The Trustee, on behalf of the Issuer, shall report to the Internal Revenue Service (the "IRS") and to the Registered Owners of the 2008A Bonds the amount of any interest and "reportable payments," as such term is defined in the Code, paid to Registered Owners during each calendar year and the amount of tax withheld, if any, with respect to payments on the 2008A Bonds.

(b)           The Trustee shall request that each Registered Owner and Beneficial Owner of the 2008A Bonds known to the Trustee furnish the Trustee with its taxpayer identification number ("TIN").

(c)           With respect to payments made on the 2008A Bonds, the Trustee shall withhold income tax from a "reportable payment," as such term is defined in the Code, to the extent required by the Code and regulations promulgated thereunder.

ARTICLE IX

AMENDMENTS AND SUPPLEMENTS

Section 9.1. Amendments and Supplements Without Registered Owners’ Consent.

This Indenture may be amended or supplemented from time to time, without the consent of the Registered Owners by a Supplemental Indenture authorized by a certified resolution of the Issuer filed with the Trustee, for one or more of the following purposes:

(a) to add additional covenants of the Issuer or to surrender any right or power herein conferred upon the Issuer; or

(b) to cure any ambiguity or to cure, correct or supplement any defective (whether because of any inconsistency with any other provision hereof or otherwise) provision of this Indenture in such manner as shall not be inconsistent with this Indenture and shall not impair the security hereof or adversely affect the Registered Owners; or

(c) to provide procedures permitting Registered Owners to utilize an uncertificated system of registration for 2008A Bonds or for the issuance of 2008A Bonds pursuant to a book entry system with a Securities Depository or other entity; or

(d) to modify, alter, amend, supplement or restate this Indenture in any and all respects necessary, desirable or appropriate in order to satisfy the requirements of any Rating Agency which may from time to time provide a rating on the 2008A Bonds, or in order to obtain or retain such rating on the 2008A Bonds as is deemed necessary by the Company; or

(e) to implement a conversion of the Rate Mode for the 2008A Bonds or to evidence or give effect to the delivery of a replacement Letter of Credit Facility for the 2008A Bonds or to provide for delivery of a Letter of Credit Facility or other form of credit or liquidity enhancement for the 2008A Bonds, including without limitation such changes to Section 5.8 as may be required by the provider of an Alternate Credit Facility; or

(f) to make any change which, in the judgment of the Trustee, does not adversely affect the rights or security of the Registered Owners.

In determining compliance with this Section, the Trustee may request such certificates and opinions of counsel as it deems necessary and may rely conclusively on such certificates and opinions in the absence of negligence or willful misconduct.

Section 9.2. Amendments With Company and Registered Owners’ Consent.

(a) Consent of Majority.  With the written consent of the Company, the parties to this Indenture may enter into Indentures supplemental to this Indenture or amendments to this Indenture modifying, adding to or eliminating any of the provisions hereof but, if such supplement or amendment is not of the character described in Section 9.1, only with the consent of the Registered Owners of not less than a majority of the aggregate principal amount of the Outstanding 2008A Bonds, but subject to the limitations of Section 9.2(b).

(b) Consent of All Bondholders.  Notwithstanding the foregoing, no supplement or amendment to this Indenture shall, without the consent of the Registered Owner of each Outstanding 2008A Bond so affected, (i) extend the maturity date of any 2008A Bond, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any premium payable upon the redemption thereof, or extend or reduce the amount of any mandatory redemption requirement, or change the purchase provisions thereof, (ii) deprive such Registered Owner of the lien hereof on the Revenues pledged hereunder and on the Trust Estate, (iii) decrease the amounts payable by the Company under Section 6.4 of the Loan Agreement, (iv) reduce the aggregate principal amount of 2008A Bonds the Registered Owners of which are required to approve any such supplement or amendment to this Indenture, (v) increase the percentage of the aggregate principal amount of 2008A Bonds the Registered Owners of which are required to direct the Trustee to accelerate the maturity of the 2008A Bonds, or (vi) provide a privilege or priority of any 2008A Bond over any other 2008A Bond.

(c) Effective Date of Amendment.  The Trustee shall establish a record date for purposes of approval of any such amendment or supplement described in subsections (a) and (b) of this Section 9.2, and shall cause notice of such record date and such proposed amendment to be given to the Owners in the same manner as notices of redemption are given by the Trustee.  Such notice shall briefly set forth the nature of the proposed amendment and shall state that copies thereof are on file at the designated office of the Trustee for inspection by all Registered Owners.  If, within sixty (60) days (or such longer period as shall be prescribed by the Company in a written notice to the Trustee and the Issuer) following the mailing of such notice, the Registered Owners of the requisite aggregate principal amount of the Outstanding 2008A Bonds at the time of the record date established for such purpose shall have consented to and approved such amendment, no Registered Owner of any 2008A Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the parties to such amendment from adopting the same or from taking any action pursuant to the provisions thereof.  Upon receipt of the consent of the Registered Owners of the requisite aggregate principal amount of the Outstanding 2008A Bonds, the Issuer and the Trustee may execute such amendment.

The consent of a Registered Owner shall be evidenced by an instrument executed by such Registered Owner, delivered to the Trustee, which instrument shall refer to the proposed amendment described in said notice and shall specifically consent to and approve such amendment.  Any consent given by a Registered Owner as of such record date shall be irrevocable for a period of six (6) months from the date such consent is given, and shall be conclusive and binding upon all future Registered Owners of the same 2008A Bond during such period.  Such consent may be revoked at any time after six (6) months from the date such consent was given by such Registered Owner or by a successor in title, by filing written notice thereof with the Issuer, the Company and the Trustee, but such revocation shall not be effective if the Registered Owners of the requisite aggregate principal amount of the Outstanding 2008A Bonds have, prior to the attempted revocation, consented to and approved such amendment.

Notwithstanding any provision herein to the contrary, no amendment to this Indenture which affects the rights or obligations of the Trustee shall be effective against the Trustee without its written consent.

Section 9.3. Amendments to Loan Agreement.

The Loan Agreement may be amended by written agreement of the Issuer and the Company and with the written consent of the Trustee, provided that no amendment may be made which would adversely affect the rights of some but less than all Outstanding 2008A Bonds without the consent of (a) the Registered Owners of not less than a majority in aggregate principal amount of the 2008A Bonds then Outstanding and (b) the Registered Owners of not less than a majority in aggregate principal amount of the 2008A Bonds so affected; and no amendment may be made which would (i) decrease the amounts payable under the Loan Agreement as Installment Loan Payments; (ii) change any date of payment or prepayment provisions under the Loan Agreement; or (iii) change the amendment provisions of the Loan Agreement without the consent of all of the Registered Owners of the 2008A Bonds adversely affected thereby, and provided further that the Loan Agreement may be amended by written agreement of the Issuer and the Company and with the written consent of the Trustee, but not the Owners, in order to make conforming changes with respect to amendments made to this Indenture pursuant to Section 9.1(d), (e) or (f).

Section 9.4. Right to Payment.

Notwithstanding any other provisions in this Indenture to the contrary, the right of the Owner of any 2008A Bond to receive payment of the principal of, and the premium, if any, and interest on, such 2008A Bond, on or after the respective due dates expressed herein, or to institute suit for the enforcement of any such payment on or after such respective dates, will not be impaired or affected without the consent of such Owner.

Section 9.5. Amendment of Letter of Credit Facility.

If the Bank proposes to amend a Letter of Credit Facility, the Paying Agent may consent thereto, provided that (i) if such proposal would amend such Letter of Credit Facility in such a way as would materially adversely affect the interests of the Bondholders, the Paying Agent shall notify the Owners of the 2008A Bonds secured by such Letter of Credit Facility of the proposed amendment and may consent thereto only with the prior written consent of Owners of a majority in aggregate principal amount of such 2008A Bonds then Outstanding, and (ii) the Paying Agent shall not, without the unanimous consent of all Bondholders, consent to any amendment which would decrease the amounts payable under the Letter of Credit Facility securing such 2008A Bonds in respect of Outstanding 2008A Bonds secured by such Letter of Credit Facility on any Interest Payment Date or on the date of redemption, acceleration, payment at maturity or purchase of the 2008A Bonds, or advance the stated expiration date of such Letter of Credit Facility to an earlier date.  No consent of the Bondholders shall be required for amendments to a Letter of Credit Facility which are provided for or contemplated by this Indenture.  The Paying Agent shall provide notice to the Issuer of any amendment to a Letter of Credit Facility.

Section 9.6. Bank Consent.

Notwithstanding any provision herein to the contrary, no amendments or supplements to the Bond Documents shall be entered into without the prior written consent of the Bank so long as the Bank is not in default under the Letter of Credit or the Reimbursement Agreement.

ARTICLE X

DEFEASANCE

Section 10.1. Defeasance.

If the Issuer or Company shall pay or cause to be paid, or there shall be otherwise paid or provision for payment made to or for the Owners from time to time of the 2008A Bonds, the principal of, premium, if any, and interest due or to become due thereon on the dates and in the manner stipulated therein, and shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof and if all other liabilities of the Company under the Loan Agreement and the Reimbursement Agreement shall have been satisfied, then these presents and the estate and rights hereby granted shall cease, determine and be void, whereupon the lien of this Indenture shall be canceled and discharged (except with respect to moneys held by the Trustee or Paying Agent hereunder for the payment of 2008A Bonds as aforesaid, and the rights and immunities of the Issuer, the Trustee and the Paying Agent hereunder), and upon written request of the Issuer or the Company, the Trustee shall execute and deliver to the Issuer such instruments in writing as shall be required by the Issuer or the Company to cancel and discharge the lien hereof and thereof, and reconvey, release, assign and deliver unto the Issuer and the Company, respectively, the estate, right, title and interest in and to any and all property conveyed, assigned or pledged to the Trustee or otherwise subject to the lien of this Indenture.  Notwithstanding anything contained in this Indenture to the contrary, the Trustee and Paying Agent shall comply with the provisions of Section 8.19 hereof in connection with any final payment of all outstanding 2008A Bonds hereunder.

Any 2008A Bond shall be deemed to be paid within the meaning of this Section 10.1 when payment of the principal of, and premium and tender purchase price payments, if any, on such 2008A Bond, plus interest thereon to the due date thereof (whether such due date be by reason of maturity, upon redemption prior to maturity or upon optional or mandatory tender, as provided in this Indenture or otherwise), either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided by irrevocably depositing with the Trustee, in trust for the benefit of and subject to a security interest in favor of the owner of such 2008A Bond, and irrevocably setting aside exclusively for such payment on such due date, (1) moneys sufficient to make such payment, or (2) Government Obligations maturing as to principal and interest in such amounts and on such dates as will (together with any moneys held under clause (1)), in the written opinion to the Trustee from a firm of certified public accountants not unsatisfactory to the Trustee, provide sufficient moneys without reinvestment to make such payment, and if all necessary and proper fees, compensation and expenses of the Trustee pertaining to the 2008A Bonds with respect to which such deposit is made and all other liabilities of the Company under the Loan Agreement and the Reimbursement Agreement shall have been paid or the payment thereof provided for to the satisfaction of the Trustee; provided, however, that (x) such amount on deposit described in (1) or (2) above shall be deemed sufficient only if (A) while the 2008A Bonds bear interest at a Daily Rate, Weekly Rate or Monthly Rate, it provides for payment of interest on the 2008A Bonds at the maximum rate of 12% per annum and the Issuer shall have surrendered any power hereunder to thereafter change such maximum rate applicable to such 2008A Bonds, or (B) while the 2008A Bonds bear interest at a Term Rate, it provides for payment of interest on the 2008A Bonds at the current Term Rate and the 2008A Bonds mature or are scheduled to be redeemed at or prior to the expiration of the current Term Rate Period, (y) in the opinion of Bond Counsel, delivered to the Trustee and the Issuer, such deposit of Government Obligations described in (2) above will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the 2008A Bonds or cause any of the 2008A Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code, and (z) any 2008A Bond shall be deemed to be paid only if (A) the Trustee and the Paying Agent hold in the Debt Service Fund (or a separate escrow account) cash constituting Available Moneys and/or such obligations purchased with Available Moneys for payment of such 2008A Bonds pursuant to Section 3.2 above in amounts sufficient, together with the earnings thereon, to make all payments specified above with respect to such 2008A Bonds, as verified by an accountant's certification in form and by an accountant not unacceptable to the Trustee and the Rating Service, and (B) in the case of 2008A Bonds bearing interest at a Daily Rate, Weekly Rate or Monthly Rate, the 2008A Bonds have been called for redemption on a date not more than sixty (60) days from the date provision for payment is being made pursuant to this Section.  Notwithstanding anything to the contrary in this Section 10.1, if provision is to be made for the payment of all, or less than all, of the Outstanding 2008A Bonds, the Trustee shall have received written confirmation from the Rating Service that any then-current ratings on the 2008A Bonds will not be reduced or withdrawn.  At such time as a 2008A Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes set forth in Sections 2.7 and 2.8 hereof and any such payment from such moneys or Government Obligations on the date or dates specified at the time of such deposit.

Notwithstanding the foregoing, in the case of 2008A Bonds which are to be redeemed prior to the maturity date, no deposit under clause (ii) of the immediately preceding paragraph shall be deemed a payment of such 2008A Bonds as aforesaid until proper notice of redemption of such 2008A Bonds shall have been previously given in accordance with Article V hereof, or until the Company, on behalf of the Issuer, shall have given the Trustee, in form satisfactory to the Trustee, irrevocable written instructions:

(a) stating the redemption date when the principal (and premium, if any) of each such 2008A Bond is to be paid (which may be any redemption date permitted by this Indenture); and

(b) to call for redemption pursuant to this Indenture any 2008A Bonds to be redeemed prior to the maturity date pursuant to (a) hereof.

In the case of 2008A Bonds which are not to be redeemed within the next succeeding sixty (60) days, the Trustee shall mail, as soon as practicable, in the manner prescribed by Article V hereof, a notice to the Owners of such 2008A Bonds that the deposit required by (ii) above has been made with the Trustee and that said 2008A Bonds are deemed to have been paid in accordance with this Section 10.1 and stating the redemption or maturity date upon which moneys are to be available for the payment of the redemption price on or principal of said 2008A Bonds.

Any moneys so deposited with the Trustee as provided in this Section 10.1 may at the written direction of the Company also be invested and reinvested in Government Obligations, maturing in the written opinion of a firm of certified public accountants delivered and not unsatisfactory to the Trustee in the amounts and on the dates as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this Section 10.1 which, in the written opinion to the Trustee from a firm of certified public accountants not unsatisfactory to the Trustee, is not required for the payment of the 2008A Bonds and interest and premium, if any, thereon with respect to which such moneys are deposited, shall be deposited in the Debt Service Fund as and when collected for use and application as are other moneys deposited in that fund.

Anything in Article IX hereof to the contrary notwithstanding, if moneys or Government Obligations have been deposited or set aside with the Trustee pursuant to this Section 10.1 for the payment of the principal of, and premium and purchase price, if any, and interest on the 2008A Bonds and the principal of, and premium and purchase price, if any, and interest on such 2008A Bonds shall not have in fact been actually paid in full, no amendment to the provisions of this Section 10.1 shall be made without the consent of the Owner of each of the 2008A Bonds affected thereby.

If an agreement with a Securities Depository as described in Section 2.11 hereof is then in effect and such agreement provides for the Company to obtain a CUSIP number in the event of a partial refunding or redemption of the 2008A Bonds and the authentication of a new 2008A Bond for the refunded or redeemed 2008A Bonds, then the Company shall comply with the provisions of such agreement.

Section 10.2. Effect of Defeasance.

Notwithstanding anything stated to the contrary in this Article, no defeasance hereunder shall relieve the Trustee or the Paying Agent of any duty with respect to, or discharge or terminate the provisions hereof with respect to, the payment, transfer, purchase, exchange, registration or redemption of 2008A Bonds, as the case may be.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.1. Limitations on Recourse; Immunity of Certain Persons.

No recourse shall be had for any claim based on this Indenture or the 2008A Bonds against any past, present or future member, officer, official or employee of the Issuer, either directly or through the Issuer or any such successor body, under any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability and all such claims being hereby expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of the 2008A Bonds.  The 2008A Bonds are payable solely from the Revenues pledged hereunder and other moneys held by the Trustee hereunder for such purpose.  The Issuer shall be conclusively deemed to have complied with all of its covenants and other obligations hereunder, including but not limited to those set forth in Articles III and VI hereof, upon requiring the Company in the Loan Agreement to agree to perform such Issuer covenants and other obligations (excepting only any approvals or consents permitted or required to be given by the Issuer hereunder, and any exceptions to the performance by the Company of the Issuer’s covenants and other obligations hereunder, as may be contained in the Loan Agreement).  However, nothing contained in any such agreement in the Loan Agreement shall prevent the Issuer from time to time, in its discretion, from performing any such covenants or other obligations.  The Issuer shall have no liability for any failure to fulfill, or breach by the Company of, the Company’s obligations under the 2008A Bonds, this Indenture, the Loan Agreement, or otherwise, including without limitation the Company’s obligation to fulfill the Issuer’s covenants and other obligations under this Indenture.

Section 11.2. Deposit of Funds for Payment of 2008A Bonds.

If the principal or redemption price of any 2008A Bonds becoming due, either at maturity or by call for redemption or otherwise, together with all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with Section 10.1, all interest on such 2008A Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such 2008A Bonds shall likewise cease, except as hereinafter provided.  Thereafter the Owners of such 2008A Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such 2008A Bonds, and the Trustee shall hold such funds in trust for such owners.

Other than moneys held in the Letter of Credit Debt Service Account and the Letter of Credit Purchase Account which shall be distributed pursuant to Section 3.3 hereof, moneys which remain unclaimed two years after the due date shall, subject to any applicable provisions of law relating to escheat of property, at the written request of the Company, and if the Company is not, at the time, to the knowledge of the Trustee, in default with respect to any covenant in the Loan Agreement or the 2008A Bonds, be paid to the Company, and the owners of the 2008A Bonds for which the deposit was made shall thereafter be limited to a claim against the Company.  Such moneys while held by the Trustee shall be held in trust uninvested.  Before being required to make a payment to the Company under this Section 11.2, the Trustee shall be entitled to receive at the Company’s expenses an opinion of Counsel to the effect that such payment is permitted under the provisions of Pennsylvania law.  In the absence of any such written request from the Company, the Trustee shall from time to time deliver such unclaimed funds to or as directed by pertinent escheat authority, as identified by the Trustee in its sole discretion, pursuant to and in accordance with applicable unclaimed property laws, rules or regulations.  Any such delivery shall be in accordance with the customary practices and procedures of the Trustee and the escheat authority.  Any money held by the Trustee pursuant to this Section 11.2 shall be held uninvested and without any liability for interest.

Section 11.3. No Rights Conferred on Others.

Nothing herein contained shall confer any right upon any Person other than the parties hereto, the Company and the Registered Owners of the 2008A Bonds.

Section 11.4. Illegal, Etc. Provisions Disregarded.

If any term or provision of this Indenture or the 2008A Bonds or the application thereof for any reason or circumstances shall to any extent be held invalid or unenforceable, the remaining provisions or the application of such term or provision to persons and situations other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof and thereof shall be valid and enforced to the fullest extent permitted by law.

Section 11.5. Substitute Publication of Notice.

If for any reason it shall be impossible to make publication of any notice required hereby in a newspaper or newspapers, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

Section 11.6. Mailed Notice.

All notices required or authorized to be given to the Company, the Issuer and the Trustee pursuant to this Indenture shall be in writing and shall be given as provided herein or delivered by hand or overnight courier service or mailed by first class, registered or certified mail, return receipt requested, postage prepaid, or sent by telecopy with evidence of receipt confirmed to the sender, to the following address:

(a) to the Company, to:

The York Water Company
130 East Market Street
Box 15089
York, PA 17405-7089
Attention:  President and CEO
Telecopy No.  (717) 852-0058

(b) to the Issuer, to:

Pennsylvania Economic Development Financing Authority
Department of Community and Economic Development
Commonwealth Keystone Building
400 North Street, 4th Floor
Harrisburg, PA  17120-0225
Attention:  Executive Director
Telecopy No. (717) 787-0879

(c) to the Trustee and initial Paying Agent, to:

Manufacturers and Traders Trust Company
213 Market Street
Harrisburg, PA  17101
Attention:  Corporate Trust Department
Telecopy No. (717) 231-2615

(d) to the Remarketing Agent, to:

PNC Capital Markets, Inc.
1600 Market Street – 21st Floor
Philadelphia, PA  19103
Attention:  Manager, Municipal Remarketing
Telecopy No. (215) 585-1463

(e) to the Bank, to:

PNC Bank, National Association
PNC Corporate Banking
4242 Carlisle Pike
Camp Hill, PA  17011
Attention:  Vice President
Telecopy No.  (717) 730-2387

(f) to S&P, to:

Standard & Poor’s
55 Water Street, 42nd Floor
New York, NY  10041-0003
Attention:  LOC Surveillance
E-mail:  NYLOC@STANDARDANDPOORS.COM

or to such other addresses as may from time to time be furnished to the parties, effective upon the receipt of notice thereof given as set forth above.

Section 11.7. Governing Law.

This Indenture shall be governed, in all respects including validity, interpretation and effect by, and shall be enforceable in accordance with, the laws of the United States of America and of the Commonwealth.

Section 11.8. Successors and Assigns.

All the covenants, promises and agreements in this Indenture contained by or on behalf of the Issuer or by or on behalf of the Trustee shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

Section 11.9. Action by Company.

Any requirement imposed by this Indenture or the Loan Agreement on the Issuer may, if not performed by the Issuer, be performed by the Company and such performance by the Company shall constitute compliance with the requirements of this Indenture or the Loan Agreement as if performed by the Issuer.

Section 11.10. Headings and Subheadings for Convenience Only.

The table of contents and descriptive headings and subheadings in this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 11.11. Counterparts.

This Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 11.12. Additional Notices to Rating Agencies.

The Trustee hereby agrees that if at any time (a) there is a change in the Trustee or the Remarketing Agent (b) there are any amendments to the Indenture or the Loan Agreement or the Letter of Credit or (c) all or any part of the principal of the 2008A Bonds is paid, the Trustee shall use its best efforts to promptly give notice as provided in Section 11.6 hereof of any such event to each Rating Agency then maintaining a rating on the 2008A Bonds, which notice in the case of an event described in clause (b) above shall include a copy of any such amendment.  The agreement contained in this paragraph is made as a matter of courtesy and accommodation only and the Trustee shall have no liability to any person for any failure to comply therewith.  S&P shall receive notice upon expiration, termination, substitution or extension of the Letter of Credit and notice upon conversion to a different Mode.

IN WITNESS WHEREOF, the Issuer and Trustee have caused this Indenture of Trust to be executed in their respective corporate names and caused their respective corporate seals to be hereunto affixed and attested by their respective duly authorized officers or representatives, as of the day first above written.

PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY
Attest:
By:/s/Craig S. Petrasic	By:	/s/Stephen M. Drizos
Craig S. Petrasic		Stephen M. Drizos
Assistant Secretary		Executive Director

MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee
Attest:
By:/s/Adnan Ahmad	By:	/s/James C. Deitrick
Adnan Ahmad		James C. Deitrick
Assistant Vice President		Vice President

EXHIBIT A

(FORM OF 2008A BOND)
This Bond is subject to a Book Entry System of Registration under which, except as specifically provided otherwise in the Indenture (hereinafter defined), Cede & Co., as nominee of The Depository Trust Company, a New York corporation (“DTC”), will be the Registered Owner and will hold this Bond on behalf of the Beneficial Owner hereof. By acceptance of a confirmation of purchase, delivery or transfer, the Beneficial Owner of this Bond shall be deemed to have agreed to such arrangement. Cede & Co., as Registered Owner of this Bond shall be treated as the Owner of this Bond for all purposes.

Unless this Bond is presented by an Authorized Representative of DTC to the Trustee for registration of transfer, exchange. or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an Authorized Representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an Authorized Representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the Registered Owner hereof, Cede & Co. has an interest herein.

UNITED STATES OF AMERICA

PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY

Exempt Facilities Revenue Refunding Bond,
Series A of 2008
(The York Water Company Project)

No. R-1			$12,000,000

Interest Rate	Dated Date	Maturity Date	CUSIP
Weekly Rate	May 7 2008	October 1 2029	708686 cf5

Registered Owner: CEDE & CO.
Principal Amount: TWELVE MILLION DOLLARS

THE PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY (the “Issuer”), a public instrumentality of the Commonwealth of Pennsylvania and a body corporate and politic organized and existing under the Pennsylvania Economic Development Financing Law, as amended (the ”Act”), for value received, hereby promises to pay, but solely from the sources hereinafter set forth, to the Registered Owner named above or registered assigns, on the Maturity Date specified above (unless this Bond shall have been previously called for redemption whole or in part and payment of the redemption price shall have been duly made or provided for) the Principal Amount shown above upon surrender of this Bond at the Payment Office (as specified in the Indenture (hereinafter defined)) of Manufacturers and Traders Trust Company, Harrisburg, Pennsylvania (the "Paying Agent") and to pay interest  thereon, but solely from such sources, at the Interest Rate per annum shown above on each Interest Payment Date (hereinafter defined), commencing on the first Interest Payment Date succeeding the Dated Date set forth above, This Bond shall bear interest from the date of authentication if authenticated on an Interest Payment Date to which interest has been paid or duly provided fur, otherwise from the last preceding Interest Payment Date to which interest has been paid or duly provided for (or from the Dated Date if no interest hereon has been paid). The principal, redemption price or purchase price of this Bond is payable upon presentation and surrender of this Bond at the Payment Office of the Paying Agent. The interest on this Bond shall be payable by check mailed on the applicable Interest Payment Date to the registered owner of this Bond at such owner's address as it appears on the Bond Register; provided that, at the written request of the Owner of at least $1,000,000 aggregate principal amount of Bonds (or the Bank to the extent the Bank owns any Bonds regardless of the principal amount owned) received by the Paying Agent at least one Business Day before the corresponding Record Date (hereinafter defined), interest accrued on such Bonds shall be paid by wire transfer within the continental United States in immediately available funds to the bank account number of such Owner specified in such request and entered by the Paying Agent on the Bond Register.  The principal or redemption price and purchase price becoming due shall, at the written request of the Owner of at least $1,000,000 aggregate principal amount of Bonds (or the Bank to the extent the Banks owns any Bonds regardless of the principal amount owned), to be paid by wire transfer within the Continental United States in immediately available funds to the bank account number of such owner appearing on the Bond Register but only upon presentation and surrender of such Bonds.  The principal, redemption price or purchase price of an interest on this Bond shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

The interest payable as provided in this Bond on any Interest Payment Date, and duly provided for, will be paid to the person in whose name ownership of the Bond is registered at the close of business on the Regular Record Date for such interest, which shall be (i) while this Bond bears interest at a Daily Rate, Weekly Rate or Monthly Rate (hereinafter defined), the last Business Day immediately preceding the Interest Payment Date and (ii) while this Bond bears interest at a Term Rate (hereinafter defined), the 15th day of the calendar month immediately preceding the month in which the Interest Payment Date occurs.  Any such interest not so paid or duly provided for on such Interest Payment Date shall forthwith cease to be payable to the person in whose name this Bond is registered on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, which shall be a date not more than fifteen nor less than five days prior to the date of proposed payment, notice of which shall be given to such person not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Interest on Bonds in the Daily Mode, Weekly Mode or Monthly Mode shall be computed on the basis of a year of 365 or 366 days, applicable, for the number of days actually elapsed.  Interest on Bonds bearing interest at a Term Rate shall be computed on the basis of a 360-day year of twelve 30-day months.

This Bond is one of the Issuer’s duly authorized Exempt Facilities Revenue Refunding Bonds, Series A of 2008 (The York Water Company Project) aggregating $12,000,000 original principal amount (the “2008A Bonds”) issued under and pursuant to the Act and laws of the Commonwealth, and the Trust Indenture dated as of May 1, 2008 (together with any supplements or amendments thereto, the “Indenture”), between the Issuer and Manufacturers and Traders Trust Company, Harrisburg, Pennsylvania, as Trustee (the “Trustee”).  The Bonds are issued for the purpose of loaning the proceeds thereof to The York Water Company (the “Company”) for the refunding (the “Project”) of the Exempt Facilities Revenue Refunding Bonds, Series B of 2004 (The York Water Company Project) (the “2004B Bonds”) that were used to finance a portion of the costs associated with the construction of a water intake pumping station adjacent to the Susquehanna River and a water main pipeline, together with related pumps, fittings, valves and other water infrastructure system improvements, all for the purpose of providing an additional source of surface water supply to meet the needs of the Company’s residential, commercial and industrial customers and paying some or all of the costs of issuance of the 2004B Bonds.  No additional bonds may be issued under the Indenture.  Pursuant to a Loan Agreement dated as of May 1, 2008 (together with any supplements or amendments thereto, the “Loan Agreement”) between the Issuer and the Company, the Company has agreed to make payments to the Trustee, on behalf of the Issuer, in amounts and at the time sufficient to pay the principal and purchase price of, redemption premium, if any, and interest on the Bonds as and when due.

Reference is made to the Indenture for provisions concerning the rights of the Registered Owners and the rights and obligations of the Issuer, the Company, the Paying Agent and the Trustee.  The acceptance of the terms and conditions of the foregoing documents, including amplifications and qualifications of the provisions hereof and thereof, each of which is on file at the corporate trust office of the Trustee in Harrisburg, Pennsylvania, is an explicit and material part of the consideration of the Issuers issuance hereof and each Registered Owner hereof by acceptance of this Bond accepts and assents to all such terms and conditions as if fully set forth herein.

CERTAIN DEFINED TERMS

Capitalized terms used in this 2008A Bond which are not defined herein but which are defined in the Indenture or the Loan Agreement shall have the respective meanings set forth in the Indenture or the Loan Agreement.  Certain defined terms used in this 2008A Bond are set forth below.

“Affiliate” means any person or company directly or indirectly controlling, controlled by or under common control with the Company.

“Alternate Credit Facility” means an irrevocable letter of credit, surety bond or other liquidity device authorizing drawing thereon by the Trustee which shall have the same material terms as the existing Letter of Credit Facility.

“Authorized Denominations” means, while this 2008A Bond is in a Daily Mode, a Weekly Mode, or a Monthly Mode, $100,000 and integral multiples of $5,000 in excess thereof, and while this 2008A Bond is in a Term Mode, $5,000 or integral multiples thereof.

“Available Monies” means proceeds of a drawing under the Letter of Credit Facility (defined herein) and proceeds of any remarketing of Bonds delivered by the Remarketing Agent to the Paying Agent under the Indenture (other than proceeds received from the Issuer, the Company or an Affiliate of either).  “Available Monies” also means monies paid to the Trustee by the Company with respect to which the Trustee and the Rating Service has received an opinion acceptable to it of nationally recognized counsel experienced in bankruptcy matters, to the effect that use of such monies to pay the principal or purchase price of, premium on or interest on the Bonds will not constitute an avoidable transfer under section 547 of the United States Bankruptcy Code (Title 11 of the United States Code) in the event of a bankruptcy case by the Issuer or by or against the Company or any Affiliate, as debtor.  When there is no Letter of Credit Facility in place, “Available Monies” means any legally available monies.

“Bank” means any bank or other financial institution issuing any Letter of Credit Facility, and initially means PNC Bank, National Association, Camp Hill, Pennsylvania.

“Business Day” means any day which is not (a) a Saturday, a Sunday or, in the State of New York, the Commonwealth of Pennsylvania (or any other jurisdiction in which the Letter of Credit Facility is being administered) or the city in which the corporate trust operations office of the Trustee or any duly appointed Paying Agent, the Remarketing Agent, the Bank or the office of the Trustee at which the Indenture is being administered is located, a legal holiday on which banks are authorized or required by law or other governmental action to be closed, or (b) a day on which the New York Stock Exchange is closed.

“Code” means the Internal Revenue Code of 1986, as amended.

“Daily Mode” means, with respect to this 2008A Bond, the mode of bearing interest thereon at a Daily Rate.

“Daily Rate Period” means, while this 2008A Bond bear interest at a Daily Rate, the period commencing on Business Day and extending to, but no including, the next succeeding Business Day.

“Determination of Taxability” means a Final Determination by the Internal Revenue Service or by a court of competent jurisdiction in the United States that, as a result of failure by the Company to observe or perform any covenant, condition or agreement on its part to be observed or performed under the Loan Agreement or as a result of the inaccuracy of any representation or agreement made by the Company under the Loan Agreement, the interest payable on any 2008A Bond is includable in the gross income of the Registered Owner or Beneficial Owner of such 2008A Bond (other than a Registered Owner or Beneficial Owner who is a “substantial user” of the Project or a “related person” within the meaning of Section 147(a) of the Code).

“Final Determination” means with respect to a private letter ruling or a technical advice memorandum of the Internal Revenue Service, written notice thereof in a proceeding in which the Company had an opportunity to participate and, otherwise, means written notice of a determination from which no further right of appeal exists or from which no appeal is timely filed with the next level of administrative or judicial review in a proceeding to which the Company was a party or in which the Company had the opportunity to participate.

“Interest Payment Date” means (i) if this 2008A Bond bears interest at the Daily Rate, Weekly Rate or Monthly Rate, the first Business Day of each calendar month, and (ii) if this 2008A Bond bears interest at the Term Rate, each Semiannual Date for this 2008A Bond.

“Issue Date” means the date on which this 2008A Bond is first authenticated and delivered to the initial purchasers against payment therefor.
“Letter of Credit” means the irrevocable, direct pay letter of credit issued by the Bank to the Trustee on the Issue Date and any Alternate Credit Facility delivered pursuant to Section 2C.7 of the Indenture.

“Letter of Credit Facility” means a letter of credit which provides coverage for payment of the purchase price of the 2008A Bonds tendered but not remarketed, a surety bond, a standby bond purchase agreement or other liquidity facility issued in accordance with Section 2C.1(b) and Section 2C.7 of the Indenture, including any Alternate Credit Facility.  Initially the “Letter of Credit Facility” means the Letter of Credit issued by the Bank.

“Monthly Mode” means, with respect to this 2008A Bond, the mode of bearing interest thereon at a Monthly Rate.

“Monthly Rate” means the rate of interest borne by this 2008A Bond determined and adjusted monthly for each Monthly Rate Period pursuant to the Indenture.

“Monthly Rate Period” means, while this 2008A Bond bears interest at a Monthly Rate, the period which begins on the first Business Day of each calendar month and ends and includes the date preceding the first Business Day of the next succeeding calendar month, except that (i) if this 2008A Bond is initially issued in the Monthly Mode, the first Monthly Rate Period shall commence on the issue Date and end on and include the last day preceding the first Business Day of the next succeeding calendar month, (ii) the first Monthly Rate Period following a conversion from a Daily Mode, Weekly Mode or Term Mode to the Monthly Mode shall commence on the Conversion Date of such conversion and end on and include the last day preceding the first Business Day of the next succeeding calendar month; and (iii) in the case of Monthly Rate Period prior to such conversion shall end on and include the last day immediately preceding the Conversion Date of such conversion.

“Nominal Term Rate Period” mean, with respect to a Term Mode, a period of two or more Semiannual Periods.

“Paying Agent” mean, initially, the Trustee and any successor.

“Rate Mode” means the Daily Mode, the Weekly Mode, the Monthly Mode or a Term Mode.

“Regulations” means the applicable proposed, temporary or final Income Tax Regulations promulgated under the Code, as such regulations may be amended or supplemented from time to time.

“Semiannual Date” means each April 1 and October 1.

“Term Mode” means with respect to this 2008A Bond, the mode of bearing interest thereon at Term Rates based on a constant Nominal Term Rate Period.

“Term Rate” means the rate of interest borne b this 2008A Bond for a Term Rate Period determined pursuant to the Indenture.

“Term Rate Period” means a period of two or more Semiannual Periods equal to the applicable Nominal Term Rate Period determined pursuant to the Indenture commending on the Semiannual Date immediately following the last day of the immediately preceding Term Rate Period and running through and ending on the day immediately preceding he Semiannual Date which follows such commencement date by a period equal to such Nominal Term Rate Period; except that the first Term Rate Period after conversion from a Daily Mode, Weekly Mode or Monthly Mode to a Term Mode shall commence on the Conversion Date of such conversion and end on the day immediately preceding the Semiannual Date which follows the Semiannual Date occurring on or immediately preceding the Conversion Date of such conversion by a period equal to the applicable Nominal Term Rate Period.

“Term Rate Period End Interest Payment Date” means the Semiannual Date immediately following the last day of a Term Rate Period.

“Weekly Mode” means, with respect to this 2008A Bond, the mode of bearing interest thereon at a Weekly Rate.

“Weekly Rate” means the rate of interest borne by this 2008A Bond determined and adjusted weekly for each Weekly Rate Period pursuant to the Indenture.

“Weekly Rate Period” means, while this 2008A Bond bears interest at a Weekly Rate, the weekly period which begins on Thursday of each calendar week and ends at the close of business on Wednesday of the immediately following calendar week; except that (i) the initial Weekly Rate Period  this 2008A Bond shall commence on the Issue Date and end on and include the first Wednesday occurring after the Issue Date, (ii) the first Weekly Rate Period following a conversion from a Daily Mode, Term Mode or Monthly Mode to the Weekly Mode shall commence n the Conversion Date of such conversion and end on and include the first Wednesday occurring after such date, and (iii) in the case of conversion from the Weekly Mode to a Daily Mode, Term Mode or Monthly Mode, the last Weekly Rate Period prior to such conversion shall end on and include the last day immediately preceding the Conversion Date of such conversion.

REDEMPTION

Optional Redemption.

(i) While this 2008A Bond is in the Daily Mode, Weekly Mode or Monthly Mode, this 2008A Bond may be redeemed by the Issuer, at the direction of the Company, in whole at any time or in part on any Interest Payment Date, prior to maturity at a redemption price equal to 100% of the principal amount thereof plus accrued interest (if any) to the redemption date.

(ii) While this 2008A Bond is in a Term Mode, this 2008A Bond shall be subject to optional redemption prior to maturity by the Issuer, at the direction of the Company, only (i) in whole or in part on a Term Rate Period End Interest Payment Date at a redemption price equal to 100% of the principal amount thereof plus accrued interest (if any) to the redemption date or (ii)prior to the end of the then current Term Rate Period in whole at any time or in part on any Interest Payment Date, provided that this 2008A Bond shall not be redeemable during the No Call Period shown below, which shall begin on the first day of the current Term Rate Period.  In each Term Rate Period, after the applicable No Cal Period, this 2008A Bond shall be redeemable at the percentage of their principal amount shown below in the Initial Premium column plus accrued interest (if any) to the redemption date.  The premium shall decline semiannually by the amount shown below in the Semiannual Reduction in Premium column until it shall be redeemable without premium in the year indicated in the No Premium After column and for any later years or periods in the respective Term Rate Period.

Term Rate Period
Equal to or Greater Than	But Less Than	No Call Period	Initial Premium	Semiannual Reduction in Premium	No Premium After

10 Years	N/A	8 Years	102%	½%	10th year
8 Years	10 Years	5 Years	101%	½%	6th year
6 Years	8 Years	3 Years	100%

(i) Notwithstanding anything to the contrary in the Indenture: (i) if this 2008A Bond is in a Term Mode for a Term Rate Period of less than six years, it shall not be subject to optional redemption; and (ii) the Issuer may only call this 2008A Bond for any redemption pursuant to the Indenture if the Paying Agent has monies constituting (or which, in the case of a conditional call pursuant to the Indenture are expected to constitute) Available Monies sufficient to effect such redemption.

Special Mandatory Redemption.  This 2008A Bond is subject to Special Mandatory Redemption prior to maturity not later than 180 days after the Company has notice or actual knowledge of the occurrence of a Determination of Taxability at a redemption price equal to 100% of the principal amount hereof, plus accrued interest, if any, to the redemption date, but such redemption shall only be effected with Available Monies.  Any such Special Mandatory Redemption shall be in whole unless the Company delivers to the Trustee an opinion of Bond Counsel that redemption of a portion of the 2008A Bonds Outstanding would have the result that interest payable on the Bonds remaining Outstanding after such redemption would not be includable for federal income tax purposes in the gross income of any owner or Beneficial Owner of a Bond (other than an owner or Beneficial Owner who is a “substantial user” of the Project or a “related person” within the meaning of Section 147(a) of the Code and the applicable regulations thereunder), and in such event this 2008A Bond or portions hereof (in Authorized Denominations shall be redeemed at such times and in such amounts as Bond Counsel shall so direct in such opinion.

If the Trustee receives written notice from any Owner stating that (i) the Owner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on this 2008A Bond in the gross income of such Owner for the reasons stated in the definition of “Determination of Taxability” set forth herein or any other proceeding has been instituted against such Owner which may lead to a Final Determination, and (ii) such Owner will afford the Company the opportunity to contest the same, either directly or in the name of the Owner, and until a conclusion of any appellate review, if sought, then the Trustee shall promptly give notice thereof to the Company and the Issuer and to the Owners of 2008A Bonds then Outstanding.  If the Trustee thereafter receives written notice of a Final Determination, the Trustee shall make demand for prepayment of the unpaid Installment Loan Payments under the Loan Agreement or necessary portions thereof from the Company and only upon receipt of such prepayment constituting Available Monies, give notice of the Special Mandatory Redemption of the appropriate amount of 2008A Bonds on the earliest practicable date within the required period of 180 days.

Notice of Redemption.  When required to redeem 2008A Bonds under any provision of the Indenture, or when directed to do so by the Issuer at the direction of the Company, the Paying Agent shall cause notice of the redemption to be given not more than 60 days and not less than 15 days prior to the redemption date by mailing copies of such notice of redemption by first-class mail, postage prepaid, to all Owners of 2008A Bonds to be redeemed at their registered addresses, but failure to mail any such notice or defect in the mailing thereof in respect of any 2008A Bond shall not affect the validity of the redemption of any other 2008A Bond with respect to which notice was properly given.  Each such notice shall be dated and shall be given in the name of the Issuer and shall state the following information:

a. the identification numbers, as established under the Indenture, and the CUSIP numbers, if any, of the 2008A Bonds being redeemed, provided that any such notice shall state that no representation is made as to the correctness of CUSIP numbers either as printed on such 2008A Bonds or as contained in the notice of redemption and that reliance may be placed only on the identification numbers contained in the notice or printed on such 2008A Bonds;

b. any other descriptive information needed to identify accurately the 2008A Bonds being redeemed, including, but not limited to, the Issue Date and maturity date of, and interest rate on, such 2008A Bonds;

c. in the case of partial redemption of any 2008A Bonds, the principal amount thereof to be redeemed;

d. the redemption date;

e. the redemption price;

f. that on the redemption date the redemption price will become due and payable upon each such 2008A Bond or portion thereof called for redemption, and that interest thereon shall cease t accrue from and after said date; and

g. the place where such 2008A Bonds are to be surrendered for payment of the redemption price, which place of payment shall be the Payment Office of the Paying Agent.

If at the time of mailing of notice of any optional redemption there shall not have been deposited monies in the Debt Service Fund available for payment pursuant to the Indenture sufficient to redeem all the 2008A Bonds called for redemption, such notice shall state that it is conditional in that it is subject to the deposit of the monies in the Debt Service Fund available for such payment pursuant to the Indenture not later than the redemption date, and such notice shall be of no effect unless such monies are so deposited.

Purchase in Lieu of Redemption.  In the manner and subject to the conditions provided in the Indenture, the Company may elect to purchase any 2008A Bonds that have been called for redemption hereof on the redemption date by giving the Trustee and the Issuer written notice at least two (2) Business Days prior to the date the 2008A Bonds are to be redeemed.  The principal amount of 2008A Bonds to be redeemed on the applicable redemption date shall be reduced by the amount of 2008A Bonds so purchased.

OPTIONAL AND MANDATORY TENDER FOR PURCHASE

This 2008A Bond is subject to optional and mandatory tender for purchase under certain circumstances, subject to the conditions and in the manner as set forth in the Indenture.   Under certain circumstances or in certain Rate Modes, there will be no optional or mandatory tenders, and 2008A Bonds will not be purchased pursuant to any optional or mandatory tender, all as set forth in the Indenture.

CONVERSION

The Company shall have the option to convert all (but not less than all) of this 2008A Bond from one Rate Mode to another Rate Mode (including without limitation a conversion from one Term Mode to another Term Mode) on any Conversion Date the Company shall select, all subject to the conditions and in the manner provided in the Indenture.

LETTER OF CREDIT FACILITY

The 2008A Bonds initially are covered by the Letter of Credit Facility.  The Letter of Credit Facility shall be an irrevocable obligation of the Bank to pay to the Paying Agent, upon request made with respect to the 2008A Bonds and in accordance with the terms thereof, (i) amounts sufficient to pay the principal and interest due on the 2008A Bonds in accordance with the Indenture; and (ii) up to (x) an amount equal to the aggregate principal amount of the Outstanding Bonds sufficient to pay the principal portion of the purchase price of 2008A Bonds tendered for purchase pursuant to the Indenture to the extent remarketing proceeds are not available for such purpose, plus (y) an amount equal to 47 days’ accrued interest on the 2008A Bonds  at a maximum rate of 12% per annum (based on a 365-day year) while the 2008A Bonds are in the Daily Mode, the Weekly Mode or the Monthly Mode (or 193 days’ accrued interest at a rate equal to the actual Term Rate as the same shall be fixed immediately prior to the Conversion Date (based on a 360-day year) while the 2008A Bonds are in a Term Mode) to pay the accrued interest portion of the purchase price of the 2008A Bonds tendered for purchase pursuant to the Indenture to the extent remarketing proceeds are not available for such purpose.  Each original Letter of Credit Facility shall provide that the Bank’s obligation under such Letter of Credit Facility will be reduced to the extent of any drawing thereunder, subject to reinstatement as described therein.

DEFAULT

In case an Event of Default as defined in the Indenture shall have occurred, the principal of all 2008A Bonds then Outstanding under the Indenture may become due and payable prior to their scheduled maturity date.

GENERAL PROVISIONS
The 2008A Bonds are and will be equally and ratably secured, to the extent provided in the Indenture, by draws under the Letter of Credit, the Installment Loan Payments to be received by the Trustee from the Company under the Loan Agreement and other amounts payable by the Company under the Loan Agreement.  The Issuer has pledged and assigned to the Trustee as security for the payment of the 2008A Bonds all other rights, title and interest of the Issuer in (a) the Loan Agreement (except for the indemnification rights and expense reimbursement rights contained herein), (b) the Revenues of the Issuer, and (c) all funds (other than the Rebate Fund) and accounts established under the Indenture and all monies and investments held therein.  The Bonds are limited obligations of the Issuer and are payable solely from Revenues.

No Registered Owner shall have any right to pursue any remedy under the Indenture unless (a) the Trustee shall have been given written notice of an Event of Default; (b) the Registered Owners of at least 25% in principal amount of the 2008A Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers granted in the Indenture or to pursue such remedy in its or their name or names; (c) the Trustee shall have been offered indemnity satisfactory to it against costs, expense and liabilities; and (d) the trustee shall have failed to comply with such request within a reasonable time.

The 2008A Bonds are being issued by means of a book entry system, with actual bond certificates evidencing ownership of the 2008A Bonds immobilized at The Depository Trust Company, New York, New York (the "Securities Depository"), or its successor as Securities Depository. Transfers of beneficial ownership of the 2008A Bonds shall be effected on the records of the Securities Depository and its participants pursuant to the rules and procedures established by the Securities Depository.  So long as the 2008A Bonds are issued in book-entry form, actual bond certificates are not available for distribution to the beneficial owners and the principal, redemption premium (if any), purchase price and interest on the 2008A Bonds are payable to Cede & Co., as nominee of the Securities Depository.  Transfer of principal, redemption premium (if any) and interest payments to participants of the Securities Depository is the responsibility of the Securities Depository; transfers of principal, redemption premium (if any) and interest to beneficial owners of the 2008A Bonds by participants of the Securities Depository will be the responsibility of such participants and other nominees of beneficial owners.  The Issuer and the Trustee are not responsible or liable for maintaining, supervising or reviewing the records maintained by the Securities Depository, its participants or persons acting through such participants.  If the 2008A Bonds are no longer registered to a Securities Depository or its nominee:  (a) this 2008A Bond may be registered as transferred only upon the registration books kept for that purpose at the designated corporate trust office of the Trustee by the registered owner hereof in person, or by his or her attorney duly authorized in writing, upon presentation and surrender to the Trustee of this 2008A Bond duly endorsed for registration of transfer or accompanied by an assignment duly executed by the registered owner or his or her attorney duly authorized in writing, and thereupon a new registered certificate in the same aggregate principal amount and of the same maturity shall be issued to the transferee in exchange therefor; and (b) this 2008A Bond may be exchanged by the registered owner hereof or his or her duly authorized attorney upon presentation at the designated corporate trust office of the Trustee for an equal aggregate principal amount of 2008A Bonds of the same maturity and in any  Authorized Denomination in the manner, subject to the conditions and upon payment of charges, if any, provided in the Indenture.

Except in the case of a partial redemption and in connection with the remarketing of 2008A Bonds purchased by the Company, the Trustee shall not be obligated to effect any such exchange or transfer of 2008A Bonds during the fifteen (15) days immediately preceding the date of mailing of any notice of redemption or at any time following the mailing of any such notice in the case of 2008A Bonds selected for such redemption.

The Indenture and the Loan Agreement may be modified or amended only with the consent, with certain exceptions as described in the Indenture, of the Registered Owners of not less than a majority, or in certain instances 100%, in aggregate principal amount of all 2008A Bonds Outstanding under the Indenture.

The Issuer and the Trustee shall be entitled to treat and consider the Person in whose name this 2008A Bond is registered in the registration books the absolute owner of this 2008A Bond for the purpose of payment of principal, and interest with respect to this 2008A Bond, for the purpose of giving notices of redemption and other matters with respect to this 2008A Bond, for the purpose of registering transfers with respect to this 2008A Bond, and for all other purposes whatsoever.

No recourse shall be had for the payment of the principal or purchase price of, or premium (if any) or interest on, this 2008A Bond, or for any claim based hereon, against any member, officer or employee, past, present or future, of the Issuer or of any successor body, as such, either directly or through the Issuer or through any such successor body, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, and all such liability of such members, officers or employees is released as a condition of and as consideration for the execution and issuance of this 2008A Bond.

Whenever the due date for payment of interest on or principal of this 2008A Bond shall be a Saturday, Sunday or a day on which banking institutions in the Commonwealth of Pennsylvania are authorized by law to close (a “Holiday”), then the payment of such interest or principal need not be made on such date, but may be made on the succeeding day which is not a Holiday, with the same force and effect as if made on the due date for payment of principal or interest.

This 2008A Bond is a limited obligation of the Issuer and is payable solely from amounts payable by the Company under the Loan Agreement and any funds held under the Indenture and available for such payment.  Neither the Commonwealth of Pennsylvania nor any political subdivision thereof is or shall be obligated to pay the principal or purchase price of or premium, if any, or interest on this 2008A Bond, and this 2008A Bond shall not be deemed an obligation of the Commonwealth of Pennsylvania or any political subdivision thereof.  Neither the fail and credit not the taxing power of the Commonwealth of Pennsylvania or any political subdivision thereof is pledged to the payment of the principal or purchase price of or premium, if any, or the interest on this 2008A Bond.  The Issuer has no taxing power.

This 2008A Bond shall not be entitled to any right or benefit under the Indenture, or be valid or become obligatory for any purpose until this 2008A Bond shall have been authenticated by execution by the Trustee, acting as authenticating agent, of the certificate of authentication inscribed hereon.

IT IS HEREBY CERTIFIED, RECITED AND REPRESENTED that the issuance of the 2008A Bonds is duly authorized by law and that the 2008A Bonds are being issued to refund the 2004B Bonds in order to accomplish the public purpose of the Act; that all acts, conditions and things required to exist and necessary to be done or performed precedent to and in the issuance of the Bonds to render the same lawful, valid and binding have been properly done and performed and have happened in regular and due time, form and manner as required by law; that all acts, conditions and things necessary to be done or performed by the Issuer or to have happened precedent to and in the execution and delivery of the Indenture and the Loan Agreement have been done and performed and have happened in regular and due form as required by law, that due provision has been made for the payment of the principal of an premium, if any, and interest on the 2008A Bonds by irrevocably assigning the described Revenues as provided in the Indenture; that payment in full for the 2008A Bonds has been received; and that the issuance of the 2008A Bonds does not contravene or violate any constitutional or statutory limitation.

IN WITNESS WHEREOF, the Pennsylvania Economic Development Financing Authority has caused this Series 2008A Bond to be executed in its name by the manual or facsimile signature of its Chairman, Executive Director or the Deputy Secretary of Business Assistance, Pennsylvania Department of Community and Economic Development as of the Dated Date set forth above.

PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY
By: /s/Stephen M. Drizos
Executive Director

[Seal]
Attest: /s/Craig S. Petrasic
(Assistant) Secretary

CERTIFICATE OF AUTHENTICATION

This Bond is one of the 2008A Bonds described in the within-mentioned Indenture.

Date of Authentication: May 7, 2008	MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee By:/s/Adnan Ahmad
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
Please insert Social Security or
Taxpayer Identification Number of Transferee

/ \

(Please print or typewrite name and address, including zip code of Transferee)
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to register the transfer of the within Bond on the books kept for registration thereof, with full power of substitution in the premises.
Dated:
Signature Guaranteed:
Notice: Signature(s) must be guaranteed by an eligible guarantor institution participating in a securities transfer association recognized signature guarantee program.
Notice:  The Signature above must correspond with the name of the Registered Owner as it appears upon the front of this Bond in every particular, without alteration or enlargement or any change whatsoever

EXHIBIT B

DTC LETTER OF REPRESENTATION

Blanket Issuer Letter of Representations
[To be Completed by Issuer]

Pennsylvania Economic Development Financing Authority
[Name of Issuer]

Attention Underwriting Department - Eligibility
The Depository Trust Company
55 Water Street, 50th Floor
New York, NY  10041-0099

Ladies and Gentlemen:

This letter sets forth our understanding with respect to all issues (the “Securities”) that Issuer shall request be made eligible for deposit by The Depository Trust Company (“DTC”).

To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with DTC’s Rules with respect to the Securities, Issuer represents to DTC that Issuer will comply with the requirements stated in DTC’s Operational Arrangements, as they may be amended from time to time.

Note: Schedule A contains statements that the DTC believes accurately describes DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters		Very truly yours, Pennsylvania Economic Development Financing Authority
(Issuer)
		By:	/s/ Kim Kaufman
Received and Accepted:		(Authorized Officer’s Signature) Kim Kaufman, Executive Director
THE DEPOSITORY TRUST COMPANY		(Typewritten Name and Title) Department of Commerce, Bonds Office/PEDF 466 Forum Building
[Street Address]
By:	/s/ The Depository Trust Company	Harrisburg	PA	17120
		(City)	(State)	(Zip)
717-783-6112
(Phone Number)

SCHEDULE A

SAMPLE OFFERING DOCUMENT LANGUAGE
DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
(Prepared by DTC-bracketed material may be applicable only to certain issues)

1. The Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the securities (the ”Securities”).  The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee).  One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC.  [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

2. DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934.  DTC holds securities that its participants (“Participants”) deposit with DTC.  DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants’ accounts, thereby eliminating the need for physical movement of securities certificates.  Direct Participants include organizations.  DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, LLC, and the National Association of Securities Dealers, Inc.  Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”).  The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC’s records.  The ownership interest of each actual purchaser of each Security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records.  Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction.  Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners.  Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co.  The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership.  DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners.  The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

6. Redemption notices shall be sent to Cede & Co.  If less than all of the Securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed].

7. Neither DTC nor Cede & Co. will consent or vote with respect to the Securities.  Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date.  The omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

8. Principal and interest payments on the Securities will be made to DTC.  DTC’s practice is to credit Direct Participants’ accounts on payable date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payment on payable date.  Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC, Agent, or the Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time.  Payment of principal and interest to DTC is the responsibility of the Issuer or the Agent, disbursement of such payments Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant’s interest in the Securities, on DTC’s records, to [Tender/Remarketing] Agent.  The requirement for physical delivery of Securities in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC’s records.]

10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent.  Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

11. The Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository).  In that event, Security certificates will be printed and delivered.

12. The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

EXHIBIT C

FORM OF NOTICE OF TENDER

TO:

NOTICE OF TENDER

PENNSYLVANIA ECONOMIC DEVELOPMENT FINANCING AUTHORITY
EXEMPT FACILITIES REFUNDING 2008A BONDS, SERIES 2008
(THE YORK WATER COMPANY PROJECT)

DESCRIPTION OF 2008A BONDS TO BE TENDERED

(Please complete the following information.  Attach an additional list if necessary).

Name and Address of Owner	Numbers of 2008A Bonds Tendered (optional, if available) R-	Portion of Principal Amount Tendered R-

Tender Date:
Payment Instructions:

The undersigned Owner of the above-listed 2008A Bonds hereby irrevocably demands the purchase of the above-listed 2008A Bonds in the Principal Amount(s) Tendered shown above (which Principal Amount(s) Tendered is either the principal amount of such 2008A Bond or an integral multiple of $5,000 in excess of $100,000), on the Tender Date specified above.

The undersigned hereby agrees to deliver the above-listed 2008A Bonds to the Paying Agent at Harrisburg, Pennsylvania on or prior to the Tender Date and acknowledges that this Notice of Tender constitutes (i) an irrevocable offer to sell the 2008A Bond (or portion of the Principal Amount thereof) to which this Notice relates on the Tender Date to any purchaser selected by the Remarketing Agent, at a price equal to the principal amount of such 2008A Bond (or portion of the Principal Amount thereof) plus any interest thereon accrued and unpaid as of the Tender Date, if the Tender Date is not an Interest Payment Date, (ii) an irrevocable authorization and instruction to the Paying Agent to effect transfer of such 2008A Bond (or portion of the Principal Amount thereof) upon payment of such price to the Paying Agent on the Tender Date, (iii) an irrevocable authorization and instruction to the Paying Agent to effect the exchange of such 2008A Bond to be purchased in whole or in part for other 2008A Bonds in an equal aggregate principal amount so as to facilitate the sale of such 2008A Bond (or portion of the Principal Amount thereof to be purchased), and (iv) an acknowledgment that the Bondholder will have no further rights with respect to such 2008A Bond (or portion of the Principal Amount thereof) upon payment of the Tender Price thereof to the Paying Agent on the Tender Date, except for the right of such holder to receive such Tender Price upon surrender of such 2008A Bond to the Paying Agent endorsed for transfer in blank and with guarantee of signatures satisfactory to the Paying Agent, and that after the Tender Date the Bondholder will hold such 2008A Bond (or portion of the Principal Amount thereof) as agent for the Paying Agent.

Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Trust Indenture under which the above-listed 2008A Bonds were issued.

SIGN HERE

Dated:                                                      , 20__
Signature(s) of Bondholder(s)

(Must be signed by Bondholder exactly as name appears on 2008A Bonds or by the attorney of such Bondholder duly authorized in writing by certificates and documents transmitted herewith.  If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer or corporation or others acting in a fiduciary or representative capacity, please set forth full title)

Name(s)
(Please Print)

Capacity

Address
(including Zip Code)

(Area Code and Tel.  No.)

(Tax Identification Number)

Please contact Manufacturers and Traders Trust Company, Paying Agent, telephone:  717/231-2613, or PNC Capital Markets, Inc., Philadelphia, Pennsylvania, Remarketing Agent, telephone:  215/585-1441, with questions regarding this Notice of Tender.